CARILLON SERIES TRUST

Carillon ClariVest Capital Appreciation Fund

880 Carillon Parkway
St. Petersburg, FL 33716

June 18, 2026
Dear Valued Shareholder:
The Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) has approved the reorganization (the “Conversion”) of the Carillon ClariVest Capital Appreciation Fund (the “Target Fund”), a series of the Trust, into the RJ ClariVest Capital Appreciation ETF (the “New ETF”), a new series of the Trust.  The Target Fund and New ETF are each referred to herein as a “Fund” and together as the “Funds.”
The Conversion will take effect following the close of business on or about July 31, 2026.  No shareholder vote is required for the Conversion by the Trust’s governing documents, the federal securities laws or the regulations thereunder.  You do not need to take any action regarding your account, except as discussed below.  We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.
At the time of the Conversion, shareholders of the Target Fund automatically will become shareholders of the New ETF, by receiving shares with the same aggregate value of the New ETF as the shareholder’s investment in the Target Fund (adjusted for cash distributions, if any, for any fraction of a share).  After the conversion, you will hold shares of the New ETF instead of the Target Fund.  The New ETF will be listed for trading on NYSE Arca, Inc., a U.S. stock exchange, and shares of the New ETF will be bought and sold in the secondary market at a market price. The New ETF will trade under the ticker "RJCA".
Carillon Tower Advisers, Inc., also doing business as Raymond James Investment Management (“Carillon Tower”), the Funds’ investment adviser , proposed reorganizing the Target Fund into the New ETF. Carillon Tower manages each Fund, and ClariVest Asset Management LLC (“ClariVest”) serves as subadviser to both of the Funds. Tidal Investments LLC (“Tidal”) will serve as another subadviser to the New ETF and will be responsible for trading the New ETF’s portfolio securities and performing other services.  Tidal is appointed to the Target Fund effective July 1, 2026.  The Funds have identical investment objectives and substantially similar principal investment strategies (except that the New ETF is an actively managed exchange-traded fund), along with substantially similar principal risks.
Carillon Tower believes, and the Board of the Trust determined, that the Conversion is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders.  There are several reasons why the Conversion is expected to benefit the Target Fund and its shareholders.
1.
The New ETF is expected to operate at an overall cost that is lower than each class of the Target Fund.  The advisory fee for the New ETF is higher than the advisory fee for the Target Fund but is equal to the combined advisory and administration fee for the Target Fund, and Carillon Tower is compensated for the administrative services to the New ETF from its advisory fee.  In addition, Carillon Tower has entered into a contractual expense limitation agreement for the New ETF for at least two years from the date of the Conversion;

2.
Shares of the New ETF can be purchased and sold throughout the trading day at the then-prevailing market price in the secondary market. However, you will not be able to redeem New ETF shares for cash from the New ETF at net asset value.  You may pay a brokerage commission to sell, or buy, New ETF shares. As ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”);

3.
After the Conversion, as a shareholder of the New ETF, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the New ETF. The Target Fund does not provide full daily transparency into its underlying portfolio holdings;

4.
The Conversion will allow shareholders of the Target Fund to continue to pursue their investment objective through the New ETF, which has an identical investment objective and substantially similar principal investment strategies (except that the New ETF is an actively managed exchange-traded fund) and has substantially similar principal risks; and

5.
Following the Conversion, Carillon Tower will continue to serve as the investment adviser and administrator to the New ETF, ClariVest and Tidal will continue to serve as the subadvisers to the New ETF and the same portfolio managers will continue to manage the New ETF.

In advance of the Conversion, on or about July 10, 2026,  Class A, Class C and Class R-6 Shares of the Target Fund will be consolidated into Class I. Accordingly, after that date, all Class A, Class C and Class R-6 shareholders of the Target Fund will own Class I shares.
The Conversion is designed to qualify as a tax-free reorganization, so shareholders of the Target Fund will not realize a gain or loss for federal income tax purposes as a direct result of the Conversion, except as noted below. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the exchange of their shares.  However, if you hold fractional shares of the Target Fund as of the date of the Conversion, you will receive cash equal to the net asset value of such fractional shares in the Conversion, which will be a taxable event and will cause you to recognize gain or loss for income tax purposes.
It is not necessary for shareholders of the Fund to approve the Conversion or take any other action.  However, you may need to take action prior to the Conversion if you hold your Target Fund shares:
1.	Directly with the Fund outside of a brokerage account (a “Direct Shareholder”);
2.	In a brokerage account that cannot accept New ETF shares; or
3.	Through an individual retirement account held directly with the Fund (“IRA Shareholder”).
If you are a Direct Shareholder or your shares are held in an account that cannot accept New ETF Shares, and you do not take action to open a brokerage account that can accept New ETF shares by July 24, 2026, your Target Fund shares will be converted into New ETF shares and held by a stock transfer agent, Equiniti Trust Company, LLC (“Equiniti”), for up to one year following the Conversion, pending your instructions regarding a brokerage account into which Equiniti can transfer the shares.
If you are an IRA Shareholder and you do not take action by July 24, 2026, your Target Fund shares will be exchanged on the Conversion date (i.e., July 31, 2026) for Class A shares of the First American Government Obligations Fund with the same aggregate net asset value as your shares of the Target Fund (“Exchange”), and you must thereafter provide instructions regarding a brokerage account into which those shares can be transferred. If you do not provide information regarding a brokerage account prior to July 31, 2027, by calling (800) 421-4184, the account will be liquidated, and the proceeds will be sent to the account holder of record (subject to applicable federal or state laws concerning unclaimed property).  The conversion to cash could result in a taxable event. You must contact us at (800) 421-4184 by July 24, 2026, if you wish to withhold authority for the Exchange.
Please see the discussion in “EXHIBIT A: IMPORTANT INFORMATION FOR CERTAIN SHAREHOLDERS” at the end of this letter.
In addition, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the New ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Conversion. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

The attached combined Information Statement and Prospectus contains further information regarding the Conversion and the New ETF.  Please read it carefully.  If you have any questions regarding the Conversion, please call Carillon Family of Funds toll-free at (800) 421-4184.
Sincerely,
/s/ Susan L. Walzer

Susan L. Walzer
President of Carillon Family of Funds
Important Notice Regarding the Availability of the Combined Information Statement and Prospectus: The combined Information Statement and Prospectus is available on the internet at rjinvestmentmanagement.com.

EXHIBIT A:  IMPORTANT INFORMATION FOR CERTAIN SHAREHOLDERS
Am I a Direct Shareholder?

You are a “Direct Shareholder” if your shares are held directly by the Target Fund at its transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent”).

How do you know if you are a Direct Shareholder?

If you receive quarterly statements from the Carillon Family of Funds, then you hold your shares directly. If your shares in the Target Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain, please call (800) 421-4184 and ask if you’re a Direct Shareholder. Additionally, if you hold your shares directly you may receive separate communications from us including email, regular mail, express delivery and via telephone.

What action must I take as a Direct Shareholder, a shareholder with shares in a brokerage account that cannot accept New ETF shares, or an IRA Shareholder?

You must take one of the following actions by July 24, 2026, which could be a taxable event based on your circumstances:

1.	Transfer the custody of your Target Fund shares to the broker-dealer of your choice that can accept New ETF shares. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend.
2.	Exchange your Target Fund shares for shares of another fund in the Carillon Family of Funds. You can do this by calling us at (800) 421-4184.
3.	Redeem your shares in the Fund. You can do this by calling us at (800) 421-4184.

How do I transfer my Target Fund shares to a brokerage account that can accept New ETF shares?

If you have a brokerage account or a relationship with a brokerage firm that can accept New ETF shares, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the Target Fund (or in a brokerage account that cannot accept New ETF shares) into your brokerage account. If you don’t have a brokerage account or a relationship with such a brokerage firm, you will need to open an account. It is possible that opening or maintaining such a brokerage account will involve a fee, but most major brokerage firms do not charge a fee to open or maintain an account.

If you are a Direct Shareholder, we suggest you provide your broker with a copy of your statement from the Target Fund. Your broker will require the Target Fund’s account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at (800) 421-4184.

What if I do not take any action before the date of the Conversion?

If you are a Direct Shareholder, or a shareholder in a brokerage account that cannot accept New ETF shares, and fail to take any action prior to July 24, 2026, your Target Fund shares will be converted into shares of the New ETF on the Conversion date and held by Equiniti Trust Company, LLC (“Equiniti”), a stock transfer agent, waiting for your instructions.  Equiniti will hold your shares for up to one year following the conversion, waiting for your instructions regarding a brokerage account into which Equiniti can transfer the shares.  If you do not provide Equiniti with information regarding a brokerage account prior to July 31, 2027, your New ETF shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion to cash could result in a taxable event.

If you are an IRA Shareholder and you do not take action by July 24, 2026, your Target Fund shares will be exchanged on the Conversion date (i.e., July 31, 2026) for Class A shares of the First American Government Obligations Fund with the same aggregate net asset value as your shares of the Target Fund (“Exchange”), and you must thereafter provide instructions regarding a brokerage account into which those shares can be transferred.  If you do not provide information regarding a brokerage account prior to July 31, 2027, by calling (800) 421-4184, the account will be liquidated, and the proceeds will be sent to the account holder of record (subject to applicable federal or state laws concerning unclaimed property).  The conversion to cash could result in a taxable event. You must contact us at (800) 421-4184 by  July 24, 2026, if you wish to withhold authority for the Exchange.

This is a brief overview of the reorganization of the Carillon ClariVest Capital Appreciation Fund into the RJ ClariVest Capital Appreciation ETF.  We encourage you to read the full text of the enclosed combined Information Statement and Prospectus for more information.
Questions and Answers
Q. What is happening? Why did I receive this document?
A. The Board of Trustees (“Board”) of Carillon Series Trust (“Trust”), has approved the reorganization (the “Conversion”) of the Carillon ClariVest Capital Appreciation Fund (the “Target Fund”), a series of the Trust, into the RJ ClariVest Capital Appreciation ETF (the “New ETF”), a new series of the Trust.  The Target Fund and New ETF are each referred to herein as a “Fund” and together as the “Funds.”
The Conversion will convert the Target Fund, which is a mutual fund, into the New ETF, which operates as an exchange-traded fund, commonly referred to as an “ETF.” The Target Fund will be converted by merging it into the New ETF. After the Conversion, you will hold shares of the New ETF instead of the Target Fund.  The New ETF will be listed for trading on NYSE Arca, Inc., a U.S. stock exchange, and shares of the New ETF will be bought and sold in the secondary market at a market price. The New ETF will trade under the ticker "RJCA".
You are receiving this document because, as of June 5, 2026 (“Record Date”), you were a shareholder of the Target Fund.  Pursuant to a Plan of Reorganization and Termination adopted by the Board (“Reorganization Plan”), upon the closing of the Conversion, your shares of the Target Fund will automatically convert to shares of the New ETF with an aggregate value equal to the aggregate value of your Target Fund shares (adjusted for cash distributions, if any, for any fraction of a share) as of the close of business on the day the Conversion is closed, which is currently scheduled to take place following the close of business on or about July 31, 2026 (“Closing Date”). No shareholder vote is required for the Conversion.  You do not need to take any action regarding your account, except as discussed below.  We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.
The accompanying document is an Information Statement for the Target Fund and Prospectus for the New ETF (“Combined Information Statement/Prospectus”).  This Combined Information Statement/Prospectus contains information the shareholders of the Target Fund should know prior to the Conversion.  You should retain this document for future reference.
Q. What will change when the Target Fund is converted to an ETF?
A. The New ETF is an exchange-traded investment company, known as an “ETF.” After the Conversion, you will remain invested in a registered investment company, but it will be traded on a U.S. stock exchange, and you will own shares as you did before the Conversion, but in the New ETF instead of the Target Fund. You will no longer purchase or redeem individual shares directly from the Target Fund. Instead, should you decide to purchase or sell shares of the New ETF after the Conversion, you will place a trade through a broker-dealer who will execute your trade in the secondary market at the then-prevailing market price for the New ETF shares, which may be higher or lower than the NAV.  The mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its net asset value (“NAV”). As with all ETFs, your broker may charge a commission for purchase and sale transactions.  In addition, you will no longer be able to exchange shares of the Target Fund into another fund in the Carillon Family of Funds because the New ETF shares have no exchange rights.  For more information about certain structural differences of your investment following the Conversion, see “Summary of the Reorganization—Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures” in this Combined Information Statement/Prospectus.
The New ETF will be a fully transparent, actively-managed ETF, which means that its portfolio holdings will be available on its website every trading day. The New ETF’s website will also contain other information about the New ETF, including the most recent end-of-day NAV and market price, premium or discount (i.e., difference between the most recent end-of-day NAV and market price) and historical bid-ask spread information.  Only certain financial institutions are permitted to purchase and redeem New ETF shares at NAV.  These institutions are referred to as
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“Authorized Participants,” and they are permitted to purchase and redeem ETF shares at NAV with the New ETF because they have entered into an agreement with the Trust.
Q. Will the Conversion affect the way the Target Fund is invested?
A. No.  The Funds have identical investment objectives to seek long-term capital appreciation and have substantially similar principal investment strategies (except that the New ETF is an actively-managed ETF), along with substantially similar principal risks, as well as identical fundamental investment restrictions.  The New ETF will continue to be actively managed.  Carillon Tower and ClariVest Asset Management LLC (“ClariVest”) believe that all of the Target Fund’s assets will be transferred to the New ETF, and do not anticipate selling assets of the Target Fund in connection with the Conversion.  However, the Target Fund is a traditional mutual fund, whereas the New ETF is an ETF.
Q. Will the service providers to the Target Fund change following the Conversion?
A. The Funds use the same service providers, except for the distributors and a stock transfer agent used by the New ETF, but not the Target Fund. Each Fund currently retains or will retain Carillon Tower as its investment adviser and administrator, ClariVest and Tidal Investments LLC as its investment subadvisers, U.S. Bancorp Fund Services, LLC as its transfer agent, and U.S. Bank, N.A. as its custodian (collectively, “USB”).  The portfolio managers will remain the same.  The Target Fund currently retains Carillon Fund Distributors, Inc. as its distributor, and the New ETF currently retains Quasar Distributors, LLC as its distributor. Equiniti Trust Company, LLC will serve as stock transfer agent for the New ETF, as discussed more fully below.
Q. Why is the Conversion occurring?
A. Carillon Tower, the Funds’ investment adviser, has proposed reorganizing the Target Fund into the New ETF because Carillon Tower and the Board believe that operating the Target Fund as an ETF is in the best interests of the Target Fund and its shareholders. Among other reasons, we believe that operating the Target Fund as an ETF will offer you a number of advantages that will benefit you following the Conversion, including:
1.
Lower Expenses: After the Conversion, the New ETF is expected to operate with a lower total expense ratio and lower net expense ratio than each class of the Target Fund.  Furthermore, under the Investment Advisory Agreement for the New ETF, Carillon Tower has contractually agreed to pay all operating expenses of the New ETF, with certain exceptions.  In addition, Carillon Tower has agreed to a contractual expense limitation agreement for the New ETF for at least two years from the date of the Conversion. As discussed more fully in the Combined Information Statement/Prospectus, such contractual expense limitation is subject to potential recoupment.

2.
Intraday Trading: The New ETF shares can be purchased and sold throughout the trading day at market value on the exchange. This means that if you decide to purchase or sell shares of the New ETF, you can do so immediately at the then-prevailing market price; by contrast, in the Target Fund, you place your purchase or redemption order and your shares are redeemed at the next calculated NAV, which does not occur until the end of each trading day.

•
You will no longer purchase or redeem your shares for cash at the next determined NAV, but rather at the prevailing market price, which may be higher or lower than the NAV, which means that you may pay more than NAV when buying New ETF shares and receive less than NAV when selling New ETF shares.  However, the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its NAV.

•	Buying or selling shares of the New ETF may involve paying a brokerage commission.

In addition, Carillon Tower believes that operating the Target Fund in the ETF structure offers other potential benefits, such as reduced operational costs and greater holdings transparency.
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After the Conversion, you will still be invested in an open-end fund that will continue to pursue the same investment objective and principal investment strategies (except that the New ETF is an actively managed exchange-traded fund) and has substantially similar principal risks.
The Conversion is designed to be a non-taxable event for you, except that any cash that you receive equal to the NAV of any fraction of a share you hold at the time of the Conversion may be subject to fees and expenses and will be a taxable event.  In addition, if you hold your Target Fund shares directly with the Target Fund outside of a brokerage account, in a brokerage account that cannot accept New ETF shares, or through an individual retirement account held directly with the Fund, you may need to take action prior to the Conversion.  This is discussed more fully below.
Q. How will the Conversion work, and when will it occur?
A. The Target Fund will transfer all of its assets to the New ETF in exchange solely for shares of the New ETF having an aggregate NAV equal to the Target Fund’s net assets (adjusted for cash distributions, if any, for any fraction of a share), and the New ETF’s assumption of all of the Target Fund’s liabilities.  The shares of the New ETF received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders and the Target Fund will be terminated.  After the close of business on the Closing Date, shareholders of the Target Fund will receive shares with the same aggregate value of the New ETF that they hold in the Target Fund immediately prior to the Conversion, except for any fraction of a share for which you will receive, or will have received, cash. The redemption of your fraction of a share will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.
The Conversion will involve several steps, which will affect you as a shareholder.
•
On or about July 10, 2026,  Class A, Class C and Class R-6 Shares of the Target Fund will be consolidated into Class I. Accordingly, after that date, all Class A, Class C and Class R-6 shareholders of the Target Fund will own Class I shares.

•
On or about July 30, 2026, any fraction of a share of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fraction of a share will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

•
On or about July 31, 2026 (i.e., Closing Date), the Conversion will occur. In the Conversion, each whole share of the Target Fund held by shareholders will be replaced with a share of the New  ETF and New ETF shares will be transferred to your brokerage account or, if you are a Direct Shareholder and have not previously taken action to open a brokerage account, held by a transfer agent until you identify a brokerage account (subject to applicable federal or state laws concerning unclaimed property).

After the Conversion, you will hold the same percentage of ownership in the New ETF as you did in the Fund prior to the Conversion (adjusted for cash distributions, if any, for fractional Target Fund shares).  You will not receive a physical share certificate.
If you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the New ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Closing Date of the Conversion. Please consult with your financial intermediary for more information on the impact that the Conversion may have on you and your investments.
Q. Will I have to pay any sales load, commission or other similar fee in connection with the Conversion?
A. No. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Conversion.  After the Conversion takes place, you will no longer redeem their individual shares
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directly from the Target Fund. Instead, you will be able to sell your shares in the secondary market, such as on an exchange. Such sales of shares take place through a broker, and some brokers charge commissions or other fees.
Q. Can I still purchase and redeem shares of the Target Fund until the Conversion?

A. You may continue to purchase or exchange shares of the Target Fund through July 28, 2026.  Effective July 29, 2026, the Target Fund will be closed to new accounts and all purchases or exchanges.  We do not recommend that Direct Shareholders, IRA Shareholders, or shareholders owning shares in a brokerage account that cannot accept New ETF shares engage in additional purchase transactions, unless they intend to transfer such holdings into a brokerage account prior to the Conversion.
You may continue to redeem shares of the Target Fund through July 28, 2026.  After that date, in order to redeem your shares of the New ETF, you will need to sell your shares on the secondary market through your broker.  This is because the New ETF is an exchange-traded fund, which means that you can no longer redeem your individual shares.  Instead, you would need to call your broker and place an order to sell the ETF shares that you received in the Conversion. Depending on your brokerage firm, this may mean paying a commission.
After the Conversion, shares of the New ETF will not be able to be exchanged into another fund in the Carillon Family of Funds.
If you hold your Target Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker.

Q. Will the Conversion result in any federal income tax liability for the Target Fund or its shareholders?
A. The Conversion is designed to be treated as a tax-free reorganization for federal income tax purposes. Thus, assuming that the parties comply with the terms of the Reorganization Plan, the Trust will receive an opinion of counsel, with respect to the Conversion, that the transaction will be a tax-free reorganization. The realized and unrealized gains, losses and net income for the Target Fund will carry over to the New ETF in the Conversion and will continue to be distributed in a manner consistent with the Target Fund.
There are a few caveats to this:
1.	As part of the Conversion, shareholders will receive cash compensation for any fraction of a share that they hold. The redemption of any fraction of a share will likely be a taxable event for them.

2.	If there are capital gains that result in a distribution to shareholders, such a distribution will be a taxable event for most shareholders.

3.
Prior to the Conversion, the Target Fund may make a distribution of net realized capital and foreign currency gains, which would normally be made in December. This distribution, if necessary, will be a taxable event for most shareholders.

In addition, if you hold your Target Fund shares directly with the Target Fund outside of a brokerage account, in a brokerage account that cannot accept New ETF shares, or through an individual retirement account held directly with the Fund, you may need to take action prior to the Conversion.  This is discussed more fully below.
You should consult your tax advisor about possible state and local tax consequences of the Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversion only.
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Q. What do I need to do to prepare for the Conversion?

A. It is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the New ETF shares that will be received in the Conversion.  If you hold your shares of the Target Fund (1) directly with the Target Fund outside of a brokerage account (a “Direct Shareholder”), (2) in a brokerage account that cannot accept New ETF shares, or (3) through an individual retirement account held directly with the Target Fund (“IRA Shareholder”),  you will need to set up a brokerage account that allows investment in ETF shares.  Information is provided under the heading “IMPORTANT INFORMATION FOR CERTAIN SHAREHOLDERS” to help you determine your account type and provide information about changing your type of account if necessary.

If you are a Direct Shareholder or your shares are held in an account that cannot accept New ETF Shares, and you do not take action to open a brokerage account that can accept New ETF shares by July 24, 2026, your Target Fund shares will be converted into New ETF shares and held by a stock transfer agent, Equiniti Trust Company, LLC (“Equiniti”), for up to one year following the Conversion, pending your instructions regarding a brokerage account into which Equiniti can transfer the shares. If New ETF shares are not transferred into a brokerage account within a year of the date of the Conversion, the New ETF shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). For accounts deemed to be abandoned or unclaimed under applicable state law, the Fund may be required to transfer (escheat) unclaimed property (including shares of the New ETF) to the appropriate state. The conversion of New ETF shares to cash may be subject to fees and expenses and will be a taxable event.

If you are an IRA Shareholder and you do not take action by July 24, 2026, your Target Fund shares will be exchanged on the Conversion date (i.e., July 31, 2026) for Class A shares of the First American Government Obligations Fund with the same aggregate net asset value as your shares of the Target Fund (“Exchange”), and you must thereafter provide instructions regarding a brokerage account into which those shares can be transferred. If you do not provide information regarding a brokerage account prior to July 31, 2027, by calling (800) 421-4184, the account will be liquidated, and the proceeds will be sent to the account holder of record (subject to applicable federal or state laws concerning unclaimed property).  The conversion to cash could result in a taxable event. You must contact us at (800) 421-4184 by July 24, 2026, if you wish to withhold authority for the Exchange.

In addition, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the New ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Conversion. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

Transferring your shares from the Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account.  Also inform your broker that such an account will need to be set up to accept New ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account. We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer.  Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.  The sooner you initiate the transfer, the better.
Q. Are there any risks to owning ETFs that are different than the risks of owning mutual funds?
A. Yes, there are some differences in risks, all of which relate to the structure of ETFs. These risks are discussed more fully in the Combined Information Statement/Prospectus:

•
The New ETF’s shares will be listed for trading on NYSE Arca, Inc., a U.S. stock exchange, and shares will be bought and sold in the secondary market at a market price. The New ETF will trade under the ticker "RJCA".  Although it is expected that the market price of an ETF share will approximate its NAV, there could be times when the market price and the NAV differ

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significantly. If that happens, you could pay more than NAV when buying New ETF shares, and receive less than NAV when selling New ETF shares on the exchange. All ETFs face this risk.  However, the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its NAV.

•	The New ETF’s shares will be listed for trading, but it is possible that an active trading market might not be maintained. All new ETFs face this risk.

•
Trading in ETF shares on an exchange may be temporarily halted for a variety of reasons, and this could be an individual trading halt (i.e., a halt of New ETF shares’ trading) or a market-wide trading halt (i.e., a halt of all securities’ trading). ETF shares may also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

•
Only certain financial institutions are permitted to purchase and redeem New ETF shares at NAV.  These institutions are referred to as “Authorized Participants,” and they are permitted to purchase and redeem ETF shares at NAV with the New ETF because they have entered into an agreement with the Trust.  This agreement is called an “Authorized Participant Agreement,” and it allows Authorized Participants to engage in purchase transactions, which are called “creations,” and in redemption transactions for ETF shares.  However, such transactions must be for large blocks of shares, here 25,000 New ETF shares, which are called “Creation Units”. If the New ETF’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the New ETF’s NAV and could face trading halts or delistings.  All ETFs face these risks.

Q. Are there other benefits to the New ETF?
A. Yes, there are a number of additional benefits to the ETF structure that the New ETF will receive. We identify these below, and we mention the risks associated with those benefits as well.
•
Flexibility to Exit. ETFs like the New ETF offer significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait to purchase or redeem at the next calculated NAV at the end of the trading day. This means that when you decide to purchase or sell shares of the New ETF, you can act on that decision immediately by calling your broker or placing an order in your on-line brokerage account. The price realized may be higher or lower than the New ETF’s NAV and might not be the same as the New ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, after the Conversion, you generally cannot redeem your shares directly from the fund at the next-calculated NAV, unless you are an Authorized Participant redeeming a Creation Unit.

•
Transparency. ETFs like the New ETF will operate with full transparency. What this means in practice is that the New ETF’s holdings, which will inform the computation of NAV, will be made public each day on the New ETF’s website prior to the opening of trading in the New ETF’s shares on its listing exchange. Some investors may find this advantageous as it may help them decide whether to invest or not; you and potential shareholders can examine the New ETF’s holdings and decide if the specific mix of holdings meets their needs. It also means that you know exactly what companies the ETF is investing in at all times. By contrast, a mutual fund’s holdings are only required to be disclosed quarterly, although certain holdings information may be publicly disclosed more frequently in accordance with the Target Fund’s portfolio holdings disclosure policy.

•
Brokerage Interaction for Sales. ETFs are bought and sold differently than mutual funds. While ETFs enjoy certain cost advantages over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Conversion will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the New ETF (except by an Authorized Participant).  This could mean you may pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission

6

structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Target Fund are currently available for purchase directly from the Target Fund without any charge and are also available through broker-dealers.  Currently, when shares in the Target Fund are traded through these broker-dealers, there may be a transaction charge, depending on your relationship, including whether you are participating in an investment arrangement that includes other charges, such as an account fee.
In addition, ETF shares have a “bid-ask spread” and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. The bid-ask spread affects the price at which an investor is likely to be able to buy and sell ETF shares in the secondary market.  More specifically, the larger (or wider) the bid-ask spread, the farther away from NAV the current market price is likely to be.  Because all mutual fund shares are purchased and redeemed at NAV, investors do not experience such pricing variances when buying and selling mutual fund shares.
Because ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at a price greater than net asset value (at a “premium”) or less than net asset value (at a “discount”). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
After the Conversion, information about the New ETF’s end-of-day NAV, market price, premiums and discounts, and bid-asks spreads will be available on the New ETF’s website at rjetfs.com.
•
ETF Share Prices and NAV. The mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called Creation Units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF.  Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF.

For example, when an ETF’s shares trade in the open market at a discount, Authorized Participants likely will buy ETF shares in the market in sufficient size to form a Creation Unit and then redeem that Creation Unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or purchasing ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.
Similarly, when an ETF’s shares trade at a premium, Authorized Participants would likely make new Creation Units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.
The activity described here should work to keep the NAV and the market price generally in line with one another. There are times when markets are extremely volatile and this mechanism may become strained, and there have been instances where some ETFs trade at market prices significantly different from the NAV.
Q. Are the expenses higher or lower for the New ETF as compared to the Target Fund?
A. After the Conversion, the New ETF is expected to operate with a lower total expense ratio and lower net expense ratio than each class of the Target Fund.  Furthermore, under the Investment Advisory Agreement for the New ETF, Carillon Tower has contractually agreed to pay all operating expenses of the New ETF, with certain exceptions.  In addition, Carillon Tower has agreed to a contractual expense limitation agreement for the New ETF for at least two years from the date of the Conversion. As discussed more fully in the Combined Information Statement/Prospectus, such contractual expense limitation is subject to potential recoupment.
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Q. Who is paying the costs of the Conversion?
A. The costs of the Conversion will be borne by the adviser, Carillon Tower, whether or not the Conversion is consummated.
Q. Who do I contact if I have questions about the Conversion?
A. If you have any questions about the Conversion, please call Carillon Tower at (800) 421-4184.  You can also contact your financial advisor for further information.

Important additional information about the Conversion is set forth in the accompanying Combined Information Statement/Prospectus.  Please read it carefully.
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IMPORTANT INFORMATION FOR CERTAIN SHAREHOLDERS
Am I a Direct Shareholder?

You are a “Direct Shareholder” if your shares are held directly by the Target Fund at its transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent”).

How do you know if you are a Direct Shareholder?

If you receive quarterly statements from the Carillon Family of Funds, then you hold your shares directly. If your shares in the Target Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain, please call (800) 421-4184 and ask if you’re a Direct Shareholder. Additionally, if you hold your shares directly you may receive separate communications from us including email, regular mail, express delivery and via telephone.

What action must I take as a Direct Shareholder, a shareholder with shares in a brokerage account that cannot accept New ETF shares, or an IRA Shareholder?

You must take one of the following actions by July 24, 2026, which could be a taxable event based on your circumstances:

1.
Transfer the custody of your Target Fund shares to the broker-dealer of your choice that can accept New ETF shares. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend.

2.	Exchange your Target Fund shares for shares of another fund in the Carillon Family of Funds. You can do this by calling us at (800) 421-4184.
3.	Redeem your shares in the Fund. You can do this by calling us at (800) 421-4184.

How do I transfer my Target Fund shares to a brokerage account that can accept New ETF shares?

If you have a brokerage account or a relationship with a brokerage firm that can accept New ETF shares, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the Target Fund (or in a brokerage account that cannot accept New ETF shares) into your brokerage account. If you don’t have a brokerage account or a relationship with such a brokerage firm, you will need to open an account. It is possible that opening or maintaining such a brokerage account will involve a fee, but most major brokerage firms do not charge a fee to open or maintain an account.

If you are a Direct Shareholder, we suggest you provide your broker with a copy of your statement from the Target Fund. Your broker will require the Target Fund’s account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at (800) 421-4184.

What if I do not take any action before the date of the Conversion?

If you are a Direct Shareholder, or a shareholder in a brokerage account that cannot accept New ETF shares, and fail to take any action prior to July 24, 2026, your Target Fund shares will be converted into shares of the New ETF on the Conversion date and held by Equiniti Trust Company, LLC (“Equiniti”), a stock transfer agent, waiting for your instructions.  Equiniti will hold your shares for up to one year following the conversion, waiting for your instructions regarding a brokerage account into which Equiniti can transfer the shares.  If you do not provide Equiniti with information regarding a brokerage account prior to July 31, 2027, your New ETF shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion to cash could result in a taxable event.
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If you are an IRA Shareholder and you do not take action by July 24, 2026, your Target Fund shares will be exchanged on the Conversion date (i.e., July 31, 2026) for Class A shares of the First American Government Obligations Fund with the same aggregate net asset value as your shares of the Target Fund (“Exchange”), and you must thereafter provide instructions regarding a brokerage account into which those shares can be transferred.  If you do not provide information regarding a brokerage account prior to July 31, 2027, by calling (800) 421-4184, the account will be liquidated, and the proceeds will be sent to the account holder of record (subject to applicable federal or state laws concerning unclaimed property).  The conversion to cash could result in a taxable event. You must contact us at (800) 421-4184 by  July 24, 2026, if you wish to withhold authority for the Exchange.

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INFORMATION STATEMENT

for

CARILLON CLARIVEST CAPITAL APPRECIATION FUND,
a series of Carillon Series Trust

and

PROSPECTUS

for

RJ CLARIVEST CAPITAL APPRECIATION ETF,
a series of Carillon Series Trust

Dated
June 18, 2026

880 Carillon Parkway
St. Petersburg, FL 33716
(800) 421-4184

WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED
NOT TO SEND US A PROXY OR WRITTEN CONSENT.
______________________________

This combined Information Statement and Prospectus (“Combined Information Statement/Prospectus”) contains information you should know about the Plan of Reorganization and Termination (“Reorganization Plan”) relating to the reorganization (the “Conversion”) of the Carillon ClariVest Capital Appreciation Fund (the “Target Fund”), a series of Carillon Series Trust (the “Trust”), into the RJ ClariVest Capital Appreciation ETF (the “New ETF”), a new series of the Trust.  The Target Fund and New ETF are each referred to herein as a “Fund” and together as the “Funds.”
You are receiving this document because, as of June 5, 2026, you were a shareholder of the Target Fund.  After careful consideration, the Target Fund’s investment adviser, Carillon Tower Advisers, Inc., also doing business as Raymond James Investment Management (“Carillon Tower”) recommended the Conversion to the Board of Trustees of the Trust (the “Board”).  The Board approved the Conversion at Board meetings held on February 12-13, 2026, and has determined that the Conversion is in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund shareholders would not be diluted.
The Target Fund and the New ETF have identical investment objectives, substantially similar principal investment strategies and principal risks, and identical policies and restrictions, and there will be no change in the portfolio managers.  In addition, Carillon Tower, the investment adviser, and ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Target Fund, will continue to serve in those roles for the New ETF.  Tidal Investments LLC (“Tidal”) will serve as another subadviser to the New ETF, and will be responsible for trading the New ETF’s portfolio securities and performing other services.  Tidal is appointed to the Target Fund to assist with providing similar services effective July 1, 2026.  The New ETF is expected to operate with a lower total expense ratio and lower net expense ratio than each class of the Target Fund.  Furthermore, under the Investment Advisory Agreement for the New ETF, Carillon Tower has contractually agreed to pay all operating expenses of the New ETF, with certain exceptions.  In addition, Carillon Tower has agreed to a contractual expense limitation agreement for the New ETF, pursuant to which the total annual operating expenses after fee waiver and/or expense reimbursement of the New ETF is lower than that of each class of the Target Fund. These matters are discussed further in this Combined Information Statement/Prospectus.
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Upon completion of the Conversion, shareholders of the Target Fund will become shareholders of the New ETF.  Target Fund shareholders will receive shares of the New ETF with an aggregate value equal to the aggregate value of the class of Target Fund shares (adjusted for cash distributions, if any, for any fraction of a share) that they hold as of the close of business on the day the Conversion was completed.  After the Conversion is completed, the Target Fund will be terminated.  Shares of the New ETF will be listed for trading on NYSE Arca, Inc. (“NYSE Arca” or “Exchange”). The New ETF will trade under the ticker "RJCA".
In preparation for the Conversion, the last day to purchase or exchange shares of the Target Fund will be July 28, 2026.  Purchase or exchange orders for Target Fund shares must be placed by July 28, 2026. The last day to redeem Target Fund shares will be July 28, 2026. Redemption orders for Target Fund shares must be placed by July 28, 2026. All Target Fund shares will be converted into New ETF Shares in connection with the Conversion, which is expected to close after the end of trading on or about July 31, 2026. Target Fund shares held by Direct Shareholders also will be converted into New ETF Shares that will be held by Equiniti until they are transferred to a brokerage account.  However, Target Fund shares held by IRA Shareholders that have not identified a brokerage account will be exchanged for Class A shares of the First American Government Obligations Fund with the same aggregate net asset value as the shares of the Target Fund held by the shareholder, until they are transferred to a brokerage account.  We will continue to contact you to assist you in opening a brokerage account in advance of the Conversion.    For guidance on determining whether you are a Direct Shareholder, or if you are an IRA Shareholder, see the box titled “IMPORTANT INFORMATION FOR CERTAIN SHAREHOLDERS.” The New ETF will open for trading on the Exchange on August 3, 2026.
This Combined Information Statement/Prospectus sets forth concisely important information that you should know regarding the Conversion.  You should read and retain this Combined Information Statement/Prospectus for future reference.  The Target Fund expects that this Combined Information Statement/Prospectus will be mailed to shareholders on or about June 29, 2026.  The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Combined Information Statement/Prospectus, which means they are part of this Combined Information Statement/Prospectus for legal purposes:
1.	The Statement of Additional Information (“SAI”) dated June 18, 2026, relating to this Combined Information Statement/Prospectus (File No. 333-295907).
2.	The Prospectus and SAI for the Target Fund (File Nos. 033-57986 and 811-07470), dated May 1, 2026.
3.	The Annual Report to shareholders of the Trust with respect to the Target Fund, financial statements and other information filed on Form N-CSR for the fiscal year ended December 31, 2025.
4.	The Semi-Annual Report to shareholders of the Trust with respect to the Target Fund, financial statements and other information filed on Form N-CSR for the fiscal period ended June 30, 2025.

The Trust, which is an open-end management investment company, and each series of which is managed by Carillon Tower, is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  In accordance therewith, the Trust files reports and other information with the SEC.  Proxy material, reports, proxy and information statements and other information filed by the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The Target Fund has previously sent its Prospectus and Annual and Semi-Annual Shareholder Reports to its shareholders as applicable.  For a free copy of any of the documents listed above, you may visit rjinvestmentmanagement.com, call (800) 421-4184, send an email to CarillonFundServices@carillontower.com or write to the Target Fund at:

Carillon Family of Funds
P.O. Box 33022
St. Petersburg, FL 33733

The New ETF has not yet commenced operations as of the date of this Combined Information Statement/Prospectus, and therefore no prospectus or statement of additional information (other than this Combined Information
2

Statement/Prospectus) or annual or semi-annual report is available for the New ETF at this time.  The New ETF has filed a Prospectus and Statement of Additional Information for the New ETF as it will be offered after the Conversion.  Those filings will be effective prior to or upon the closing of the Conversion.
Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.
No person has been authorized to give any information or to make any representations other than those contained in this Combined Information Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or New ETF.  This Combined Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
3

4

SUMMARY OF THE CONVERSION
No shareholder vote is required for the Conversion.  You do not need to take any action regarding your account, except as discussed below.
You should read this entire Combined Information Statement/Prospectus carefully. The following is a summary of certain information relating to the Conversion and is qualified in its entirety by reference to the more complete information contained elsewhere in this Combined Information Statement/Prospectus and the attached appendices. For additional information about the Conversion, you should consult the Reorganization Plan, a copy of which is attached hereto as Appendix A.
Target Fund	New ETF
Carillon ClariVest Capital Appreciation Fund	RJ ClariVest Capital Appreciation ETF

The Target Fund and the New ETF are each series of Carillon Series Trust, a Delaware statutory trust (the “Trust”).  The Trust is an open-end management investment companies registered with the SEC.  The Target Fund and the New ETF are organized as separate series of the Trust.  Carillon Tower Advisers, Inc., also doing business as Raymond James Investment Management (“Carillon Tower”) serves as investment adviser to the Target Fund and the New ETF.  The Target Fund currently has four classes of shares:  Class A, Class C, Class I and Class R-6 shares.  The New ETF does not offer multiple share classes. The Target Fund’s transfer of all the assets of the Target Fund to the New ETF in exchange solely for New ETF shares having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets (adjusted for cash distributions, if any, for any fraction of a share) and the New ETF’s assumption of all the liabilities of the Target Fund. After the close of business on July 31, 2026 (“Closing Date”), each Target Fund shareholder will receive shares with the same aggregate value of the New ETF that the shareholder holds in the Target Fund immediately prior to the Conversion (adjusted for cash distributions, if any, for any fraction of a share).
The Conversion will have the following steps:
•
On or about July 10, 2026,  Class A, Class C and Class R-6 Shares of the Target Fund will be consolidated into Class I. Accordingly, after that date, all Class A, Class C and Class R-6 shareholders of the Target Fund will own Class I shares.

•
On or about July 30, 2026, any fraction of a share of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fraction of a share will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

•
On or about July 31, 2026 (i.e., Closing Date), the Conversion will occur. In the Conversion, each whole share of the Target Fund held by shareholders will be replaced with a share of the New  ETF and New ETF shares will be transferred to your brokerage account.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the New ETF in the Conversion.  After the Conversion, the New ETF is expected to operate with a lower total expense ratio and lower net expense ratio than each class of the Target Fund.  Furthermore, under the Investment Advisory Agreement for the New ETF, Carillon Tower has contractually agreed to pay all operating expenses of the New ETF, with certain exceptions.  In addition, Carillon Tower has agreed to a contractual expense limitation agreement for the New ETF for at least two years from the date of the Conversion. Such contractual expense limitation is subject to potential recoupment.

The Conversion is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Conversion, other than with respect to cash received for fractional shares or cash received by shareholders who are unable to participate, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect.  See “Federal Income Tax Consequences of the Conversion” below for further information.
1

It is expected that the Target Fund will make taxable distributions to its shareholders in advance of the Conversion.  Shareholders should consult their own tax advisers about possible state and local tax consequences of the Conversion, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Conversion.

Reasons for the Proposed Conversion
Carillon Tower Advisers, Inc., also doing business as Raymond James Investment Management (“Carillon Tower”), the Funds’ investment adviser, has proposed reorganizing the Target Fund into the New ETF because operating the Target Fund as an exchange-traded fund (“ETF”) will offer the Target Fund and its shareholders a number of advantages, including lower expenses, intraday trading and additional benefits to the ETF structure that the New ETF will receive. At a meeting held on February 12-13, 2026, after careful consideration of a number of factors, the Board of Trustees of the Trust (“Board”) voted to approve the Conversion as being in the best interests of the Target Fund. See “Board Considerations” below for further information.
Considerations Regarding the Conversion
Please note the following information regarding the Conversion:

Investment Objectives, Strategies and Risks of the Funds

●
The Target Fund and the New ETF have identical investment objectives. Each Fund’s investment objective is to seek long-term capital appreciation. The investment objective of each Fund may be changed by the Board without shareholder approval.

●
The Funds have substantially similar principal investment strategies, except that the New ETF is an actively managed exchange-traded fund, whereas the Target Fund is a mutual fund. Each Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be underpriced in relation to the company’s long-term growth fundamentals. The portfolio management team for each Fund uses fundamental and technical characteristics such as earnings revisions, valuation, free cash flow yield, and price momentum as part of its quantitative process to identify stocks for the Fund’s portfolio. Each Fund typically invests in the stocks of large- and mid-capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. Although the portfolio management team generally does not seek to emphasize investment in any particular investment sector or industry as part of its investment process, from time to time, a significant portion of the Fund may be invested in the securities of companies in the information technology sector. Each Fund may sell securities when they no longer meet the portfolio management team’s investment criteria. Each Fund has the ability to lend its securities to broker-dealers and other financial institutions to earn additional income.

●
The principal risks associated with investments in the Target Fund and the New ETF are substantially similar, because the Funds have identical investment objectives and substantially similar principal investment strategies.  However, as the result of the New ETF operating as an ETF, it is subject to Exchange-Traded Funds Risk, including the sub-risks of Authorized Participants Concentration Risk, Cash Transactions Risk, Premium/Discount Risk and Secondary Market Trading Risk, which the Target Fund is not.  The New ETF, but not the Target Fund, also is subject to New Adviser Risk. In addition, the New ETF is subject to Large Shareholder Risk, which the Target Fund is not.

●
The fundamental investment restrictions of each Fund are identical.  These restrictions may not be changed without the approval by a “vote of a majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act provides that the “vote of a majority of the outstanding voting securities” of a fund means the vote, at the annual or a special meeting of the security holders of such fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the fund, whichever is the less.

2

Investment Adviser, Subadvisers and Other Service Providers
●
Carillon Tower is each Fund’s investment adviser. ClariVest Asset Management LLC (“ClariVest”) serves as subadviser to the Target Fund and will serve as subadviser to the New ETF.  Tidal Investments LLC (“Tidal”) will serve as subadviser to the Target Fund effective July 1, 2026, and will serve as subadviser to the New ETF.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

●	The Target Fund currently retains Carillon Fund Distributors, Inc. as its distributor, and the New ETF currently retains Quasar Distributors, LLC as its distributor.

●
Each Fund currently retains U.S. Bancorp Global Fund Services, LLC as its transfer agent and U.S. Bank, N.A. as its custodian (collectively, “USB”). Equiniti will serve as stock transfer agent for the New ETF.

Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures
●
The Target Fund is a mutual fund. Shares may be purchased directly from the Target Fund or through financial intermediaries, including platforms.  The New ETF is an exchange-traded fund.  Individual shares may be purchased in the secondary market on an exchange, through a broker. New shares of the New ETF may be purchased directly from the New ETF only by certain investors, called “Authorized Participants,” who have entered into an agreement with the Trust, and only in Creation Units of 25,000 shares, or multiples thereof.

●
Individual shareholders of the Target Fund may redeem Class A, Class C and Class I shares directly from the Target Fund at NAV per share at any time, subject to certain restrictions, and will receive proceeds in cash.  Class R-6 shares may be redeemed through contacting the plan administrator or directly from the Target Fund as described in the preceding sentence, depending on how a shareholder owns these shares.  Individual shareholders of the New ETF will normally “exit” their investment in the New ETF by selling shares at the current market price on the exchange, through a broker.  Shares may only be redeemed by Authorized Participants in Creation Units of 25,000 shares, or multiples thereof, at NAV per share and are redeemed either in cash, in-kind or a combination of in-kind and cash.

●
Shares of the Target Fund may be exchanged for shares of the same class of another fund in the Carillon Family of Funds, or for another class of the Target Fund, if they meet certain conditions.  ETF shares have no exchange rights.

Shares of the New ETF
●
Shareholders of the Target Fund will receive shares with the same aggregate value of the New ETF that the shareholder holds in the Target Fund immediately prior to the Conversion (adjusted for cash distributions, if any, for any fraction of a share), as set forth below.  Shareholders will not pay any sales charges in connection with the Conversion.  See “Comparative Fee and Expense Tables,” “Additional Information about the Conversion” and “Additional Information about the Funds” below for more information.

●	The interests of the Funds’ shareholders will not be diluted by the Conversion, because the Conversion will be effected on the basis of each Fund’s net asset value per share.

●
The procedures for purchase and redemption of shares of the Target Fund and the New ETF are not the same. Additional information about purchase, redemption and pricing can be found in Appendix C for the New ETF and in the prospectus for the Target Fund.

Fees and Expenses
●
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expenses Tables” below, after the Conversion, the New ETF is expected to operate with a lower

3

total expense ratio and lower net expense ratio than each class of the Target Fund. Furthermore, under the Investment Advisory Agreement for the New ETF, Carillon Tower has contractually agreed to pay all operating expenses of the New ETF, with certain exceptions.  In addition, Carillon Tower has agreed to a contractual expense limitation agreement for the New ETF, such that the total annual operating expenses after fee waiver and/or expense reimbursement of the New ETF is lower than that of each class of the Target Fund. This contractual expense limitation agreement for the New ETF will remain in place for at least two years from the Closing Date of the Conversion. Such contractual expense limitation is subject to potential recoupment.
●	Each Fund pays a fee to Carillon Tower for management services.

o
The Target Fund’s Investment Advisory Agreement with Carillon Tower provides for the Target Fund to pay Carillon Tower an annualized fee equal to 0.50% on $0 to $1 billion in Target Fund average daily net assets, and 0.45% on Target Fund average daily net assets over $1 billion.  The Target Fund has entered into an Administration Agreement with Carillon under which the Target Fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.

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The New ETF’s Investment Advisory Agreement with Carillon Tower provides for the New ETF to pay Carillon Tower an annualized fee equal to 0.60% on $0 to $1 billion in New ETF average daily net assets, and 0.55% on New ETF average daily net assets over $1 billion.  The New ETF also has entered into an Administration Agreement with Carillon Tower, pursuant to which Carillon Tower is to be paid the lesser of 0.10% of the average daily net assets of the New ETF, or one-third (1/3) of the Net Investment Advisory Fees (as defined below) paid to Carillon Tower on the average daily net assets of the New ETF.  However, under the Investment Advisory Agreement for the New ETF, Carillon Tower has contractually agreed to pay all operating expenses of the New ETF (also known as a “unitary advisory fee”) with certain exceptions.  Accordingly, Carillon Tower is paid for its services under the Administration Agreement out of the unitary advisory fee under the Investment Advisory Agreement for the New ETF.  As a result, the combined investment advisory and administrative fees paid to Carillon Tower by the New ETF are identical to those paid by the Target Fund.  More information is included in “Additional Information About the Funds—Management and Administrative Fees.”

●
For the Target Fund, Carillon Tower pays to ClariVest 0.50% on $0 to $1 billion in average daily net assets, and 0.45% on average daily net assets over $1 billion.  For the New ETF, Carillon Tower pays to ClariVest a fee equal to two-thirds (2/3) of the Net Investment Advisory Fees (as defined below) on all net assets. Net Investment Advisory Fee equals (i) the investment advisory fee rate of the Fund paid to Carillon Tower, less (ii) expenses of the New ETF paid by Carillon Tower pursuant to the unitary advisory fee.  For the Funds, Carillon Tower pays to Tidal 0.02% on all assets.

●
The Target Fund adopted a distribution plan for each share class under Rule 12b-1. The Fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares and 1.00% on Class C shares. The Fund currently does not incur any direct distribution expenses related to Class I or Class R-6 shares. However, Carillon or any third party may make payments for the sale and distribution of Class I or Class R-6 shares from its own resources. Effective June 30, 2026, Rule 12b-1 fees on all applicable share classes for the Target Fund will be terminated, as the Class A, Class C and Class R-6 shares of the Fund will thereafter be consolidated into Class I shares.

●	The New ETF has not adopted a plan pursuant to Rule 12b-1.
Costs and Tax Consequences of the Conversion
●	The costs of the Conversion will be borne by the adviser, Carillon Tower, whether or not the Conversion is consummated.
●
The exchange of the Target Fund’s assets solely for the New ETF’s shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.  The Trust expects that neither

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the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Conversion, other than with respect to cash received for fractional shares or cash received by shareholders who are unable to participate.
●
Carillon Tower and ClariVest believe that all of the Target Fund’s assets will be transferred to the New ETF, and do not anticipate selling assets of the Target Fund in connection with the Conversion.  However, this expectation could change under certain market circumstances, including, for example, in response to significant market events.  To the extent that the Target Fund has assets that will not be held by the New ETF, those assets will be sold before the Conversion.  In the event that assets of the Target Fund are sold before they are transferred to the New ETF, the Target Fund could recognize net capital gains, together with gains recognized earlier in the tax year, that would be taxable to Target Fund shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, if distributed to them before the Conversion.  Alternatively, the disposition of assets before the Conversion could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized.  The Target Fund is not expected to recognize capital gains in connection with the Conversion.

Alternative to the Conversion
●
If the Target Fund is not reorganized into the New ETF, the Board may take such further action as it may deem to be in the best interests of the Target Fund and its shareholders, such as the liquidation of the Target Fund.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Target Fund and the New ETF and the estimated pro forma fees and expenses of the New ETF after giving effect to the Conversion.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.  For the Conversion, expenses for each share class of the Target Fund are based on the operating expenses incurred by each such class of shares for the fiscal year ended December 31, 2025, as disclosed in the Target Fund’s report filed on Form N-CSR for that period.  The pro forma expenses of the New ETF are estimated and assume that the New ETF will have the same assets as the Target Fund’s average net assets as of December 31, 2025. The New ETF (pro forma) column shows the fees and expenses that will apply going forward.
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Fees and Expenses	Carillon ClariVest Capital Appreciation Fund Class A	RJ ClariVest Capital Appreciation ETF (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	None
Redemption fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50% (b)	0.60% (c)
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.25%	0.01% (d)
Total Annual Fund Operating Expenses	1.00%	0.61%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale.
(b) Management Fees have been restated to reflect the current contractual fee rate effective May 1, 2025.
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(c) Management Fees reflect an investment advisory fee of 0.50% and administration fees of 0.10%.
(d) Other Expenses are estimated for the current fiscal year.

Fees and Expenses	Carillon ClariVest Capital Appreciation Fund Class C	RJ ClariVest Capital Appreciation ETF (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	1.00% (a)	None
Redemption fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50% (b)	0.60% (c)
Distribution and Service (12b-1) Fees	1.00%	0.00%
Other Expenses	0.25%	0.01% (d)
Total Annual Fund Operating Expenses	1.75%	0.61%

(a) If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Management Fees have been restated to reflect the current contractual fee rate effective May 1, 2025.
(c) Management Fees reflect an investment advisory fee of 0.50% and administration fees of 0.10%.
(d) Other Expenses are estimated for the current fiscal year.

Fees and Expenses	Carillon ClariVest Capital Appreciation Fund Class I	RJ ClariVest Capital Appreciation ETF (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None
Redemption fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50% (a)	0.60% (b)
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.23%	0.01% (c)
Total Annual Fund Operating Expenses	0.73%	0.61%

(a) Management Fees have been restated to reflect the current contractual fee rate effective May 1, 2025.
(b) Management Fees reflect an investment advisory fee of 0.50% and administration fees of 0.10%.
(c) Other Expenses are estimated for the current fiscal year.
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Fees and Expenses	Carillon ClariVest Capital Appreciation Fund Class R-6	RJ ClariVest Capital Appreciation ETF (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None
Redemption fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50% (a)	0.60% (b)
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.15%	0.01% (c)
Total Annual Fund Operating Expenses	0.65%	0.61%

(a) Management Fees have been restated to reflect the current contractual fee rate effective May 1, 2025.
(b) Management Fees reflect an investment advisory fee of 0.50% and administration fees of 0.10%.
(c) Other Expenses are estimated for the current fiscal year.
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the New ETF.  The example assumes that:
●	You invest $10,000 in each Fund for the time periods indicated and then redeem all your shares at the end of those periods;

●	Your investment has a 5% return each year; and

●	Each Fund’s operating expenses remain the same.

Your costs would be the same whether you sold your shares or continued to hold them at the end of the period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Year 1	Year 3	Year 5	Year 10
Carillon ClariVest Capital Appreciation Fund
Class A	$572	$778	$1,001	$1,641
Class C	$278	$551	$949	$2,062
Class I	$75	$233	$406	$906
Class R-6	$66	$208	$362	$810
Pro forma RJ ClariVest Capital Appreciation ETF (After Conversion)
New ETF	$62	$195	$340	$762

For the Conversion, the projected post-reorganization pro forma annual fund operating expenses (shown above under the heading Comparative Fee and Expense Tables) and the pro forma expense example (shown above under the heading Example of Fund Expenses) are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the New ETF’s assets at the time it commences investment operations, many of which are beyond the control of Carillon Tower or the New ETF.
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Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 16% of the average value of its portfolio. Because the New ETF is new and has not yet commenced operations yet, it does not have a portfolio turnover rate to provide. Carillon Tower expects the portfolio turnover rate for the New ETF to be comparable to the rate for the Target Fund.
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Target Fund and the New ETF have identical investment objectives. Each Fund’s investment objective is to seek long-term capital appreciation. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The investment objective of each Fund may be changed by the Board without shareholder approval.
The Funds have substantially similar principal investment strategies, except that the New ETF is an actively managed exchange-traded fund, whereas the Target Fund is a mutual fund. Each Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be underpriced in relation to the company’s long-term growth fundamentals. The portfolio management team for each Fund uses fundamental and technical characteristics such as earnings revisions, valuation, free cash flow yield, and price momentum as part of its quantitative process to identify stocks for the Fund’s portfolio. Each Fund typically invests in the stocks of large- and mid-capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. Although the portfolio management team generally does not seek to emphasize investment in any particular investment sector or industry as part of its investment process, from time to time, a significant portion of a Fund may be invested in the securities of companies in the information technology sector. Each Fund may sell securities when they no longer meet the portfolio management team’s investment criteria. Each Fund has the ability to lend its securities to broker-dealers and other financial institutions to earn additional income.
Carillon Tower is each Fund’s investment adviser.  ClariVest serves as subadviser to the Target Fund and will serve as subadviser to the New ETF.  Tidal will serve as subadviser to the Target Fund effective July 1, 2026, and will serve as subadviser to the New ETF.
Additional information regarding the investment objective, principal investment strategies, advisers and portfolio managers of each Fund is set forth below:
Target Fund	New ETF
Carillon ClariVest Capital Appreciation Fund	RJ ClariVest Capital Appreciation ETF
Investment Objective
The investment objective of the Carillon ClariVest Capital Appreciation Fund is to seek long-term capital appreciation.	Same.
The Carillon ClariVest Capital Appreciation Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.	Same.
Principal Investment Strategies
During normal market conditions, the Carillon ClariVest Capital Appreciation Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be

The Fund is an actively managed exchange-traded fund. During normal market conditions, the Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks

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underpriced in relation to the company’s long-term growth fundamentals. The portfolio management team uses fundamental and technical characteristics such as earnings revisions, valuation, free cash flow yield, and price momentum as part of its quantitative process to identify stocks for the fund’s portfolio. The Fund typically invests in the stocks of large- and mid-capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. Although the portfolio management team generally does not seek to emphasize investment in any particular investment sector or industry as part of its investment process, from time to time, a significant portion of the Fund may be invested in the securities of companies in the information technology sector. The Fund may sell securities when they no longer meet the portfolio management team’s investment criteria.

The Fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

that appear to be underpriced in relation to the company’s long-term growth fundamentals. The portfolio management team uses fundamental and technical characteristics such as earnings revisions, valuation, free cash flow yield, and price momentum as part of its quantitative process to identify stocks for the fund’s portfolio. The Fund typically invests in the stocks of large- and mid-capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. Although the portfolio management team generally does not seek to emphasize investment in any particular investment sector or industry as part of its investment process, from time to time, a significant portion of the Fund may be invested in the securities of companies in the information technology sector. The Fund may sell securities when they no longer meet the portfolio management team’s investment criteria.

The Fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Temporary Defensive Strategy
As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. The Fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that the Fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Same.
Additional Information Regarding Investment Strategies
In selecting securities for the Fund, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance relative to the Russell 1000® Growth Index, which is a growth-oriented index.

The Fund will invest primarily in the common stocks of large- and mid-capitalization U.S. companies that the portfolio management team believes have the potential for earnings growth and improvement in investor sentiment. In addition, as a non-principal investment
Same.
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strategy, the Fund may invest in common stocks of foreign companies. The intrinsic worth of the companies’ stocks may not be recognized by the market or the stocks may be currently out of favor with investors. The Fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.

Investment Adviser
Carillon Tower.	Same.
Investment Subadvisers
ClariVest and Tidal (effective July 1, 2026)	Same.
Portfolio Managers

Ed Wagner, CFA®, Amanda Freeman, CFA®, C. Frank Feng, Ph.D., and Todd N. Wolter, CFA®, of ClariVest, are Portfolio Co-Managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Wagner and Dr. Feng have been Portfolio Co-Managers of the Fund since 2013. Dr. Feng has served as a portfolio manager at ClariVest since co-founding it in 2006. Mr. Wagner joined ClariVest in 2007 as a portfolio manager. Prior to forming ClariVest in 2006, Dr. Feng was a portfolio manager at Nicholas-Applegate Capital Management. Prior to joining ClariVest in 2007, Mr. Wagner was a business analyst at Advent Software. Mr. Wolter, Chief Investment Officer – U.S. and Alternative Strategies for ClariVest, provides strategic direction and oversight for the investment process used for the Fund and has been a Portfolio Co-Manager of the Fund since February 2019. Mr. Wolter has served as Portfolio Co-Manager at ClariVest since co-founding the firm in 2006. Ms. Freeman has served as Portfolio Co-Manager of the Fund since April 2024. Ms. Freeman joined ClariVest in 2017. Prior to joining ClariVest in 2017, Ms. Freeman worked as a Development Officer at the Marine Corps Scholarship Foundation and a Senior Consultant at Booz Allen Hamilton. Ms. Freeman earned a Bachelor of Arts degree in English from Ohio University; a Master of Business Administration from the University of Phoenix; a Master in Public Administration from Harvard Kennedy School; and a Master of Finance from the University of California, San Diego. She began her investment career in 2017.

Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information (“SAI”).
Same, except that each of the Portfolio Co-Managers has served as the New ETF’s Portfolio Co-Managers since the New ETF’s inception.
Comparison of Principal Risk Factors
The principal risks associated with investments in the Target Fund and the New ETF are substantially similar, because the Funds have identical investment objectives and substantially similar principal investment strategies.  However, as the result of the New ETF operating as an ETF, it is subject to Exchange-Traded Funds Risk, including the sub-risks of Authorized Participants Concentration Risk, Cash Transactions Risk, Premium/Discount Risk and Secondary Market Trading Risk, and New Adviser Risk, which the Target Fund is not.  The New ETF, but not the Target Fund, also is subject to New Adviser Risk.  In addition, the New ETF is subject to Large Shareholder Risk, which the Target Fund is not.
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The greatest risk of investing in the Funds is that their returns could fluctuate and you could lose money. The Funds invest primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, each Fund’s net asset value (“NAV”) may also increase and decrease. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a Fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund. There is no assurance that the portfolio managers’ investment strategy will enable a Fund to achieve its investment objective. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investments in the New ETF are subject to the following primary risks, which, except as described above, are also the primary risks of investing in the Target Fund.  Accordingly, references below to the “Fund” refer to the New ETF and the Target Fund, as applicable.  The most significant risks of investing in the Funds as of the date of this Combined Information Statement/Prospectus are listed first below, followed by the remaining risks in alphabetical order.  Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
Equity securities | The Fund’s equity securities investments are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

•
Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

Growth stocks | Growth companies are expected to increase their sales or earnings, or their dividend yield, at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the Fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.

Market | The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high
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levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur.

The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. The imposition of tariffs by the U.S. on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events | Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
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Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries.

The Federal Reserve and certain foreign central banks have started to lower interest rates though economic or other factors, such as inflation, could reverse or stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course.

Additionally, various economic and political factors could cause the Federal Reserve or other foreign banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Tensions, war or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and related events, including the potential for cyber warfare, remain uncertain and cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the Fund and its investments or operations could be negatively impacted whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of such regulations is not currently known and certain changes to regulations could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.

Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the Fund. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen, which could impact the overall performance of the Fund.
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High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

China’s economy, which has been sustained largely through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Cybersecurity and technology | The Fund, its service providers, market makers, listing exchange, Authorized Participants, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence (“AI”), which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. These risks include, among others, theft, misuse, and improper release of confidential or highly sensitive information relating to the Fund and its shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers, including those relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data, or impact shareholders’ ability to invest in or trade the Fund. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund.

The Fund and its service providers, including its investment adviser and subadvisers, as well as the market makers, listing exchange, Authorized Participants, third-party fund distribution platforms and other market participants, may utilize AI technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Fund may utilize AI in their business activities. While the investment adviser may restrict certain uses of AI tools, the Fund and its investment adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be
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unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Fund.

Cybersecurity, AI and other operational and technology issues may result in financial losses to the Fund and its shareholders, impede business transactions, violate privacy and other laws, subject the Fund to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Although the Fund has developed processes, risk management systems and business continuity plans designed to reduce these risks, the Fund does not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The Fund and its shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Exchange-traded funds | As an ETF, the Fund is subject to the following risks:

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Authorized participants concentration. The Fund has a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

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Cash transactions. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called Creation Units and only to Authorized Participants, and in doing so, seeks to avoid realizing gains in connection with redemption requests. To the extent that the Fund effects its creations and redemptions partially or fully for cash, rather than in-kind securities, this may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Fund recognizes gain on these sales, this generally would cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Fund generally would intend to distribute any such gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed and capped the total fees that may be charged in connection with the creation of Creation Units at 3% of the value of the Creation Units created. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

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•
Premium/discount. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

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Secondary market trading. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will exist or that the Fund’s shares will continue to be listed. If the Fund is delisted, any resulting liquidation of the Fund could create transaction costs for the Fund and adverse federal income tax consequences for investors. Trading in Fund shares may be temporarily halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

Inflation | Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Issuer | The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-cap companies | Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to
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attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Large shareholder | Certain large shareholders, including the investment adviser, a subadviser or an affiliate of either, other funds or accounts advised by the investment adviser or a subadviser or an affiliate of either, or Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund, and there can be no assurance that any large shareholder would not redeem its investment or that the Fund would continue to meet applicable listing requirements. If the Fund fails to maintain a certain level of size or scale, the Fund may be negatively impacted. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, brokerage costs, and expenses.

Dispositions of a large number of shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an Authorized Participant, rather than in the secondary market. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy, such as by forcing the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. There is no guarantee that the Fund could maintain sufficient assets to continue operations, in which case the Fund may be liquidated. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

In addition, the Fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the Fund, the size of the Fund, and the market volatility of the Fund’s shares. Inclusion in a model could increase demand for the Fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s NAV could be negatively impacted, and the Fund’s market price may be below the Fund’s NAV during certain periods. In addition, model rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences, and the market price of the Fund can be negatively affected.

Management and strategy | The value of your investment depends on the judgment of the subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. Investment strategies employed by the subadviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Micro-cap companies | Investments in micro-cap companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Mid-cap companies | Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of the Fund’s portfolio and performance. Shareholders of the Fund that invests in mid-cap companies should
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expect that the value of the Fund’s shares will be more volatile than the Fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

New adviser | The adviser and subadviser have each only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the adviser or subadviser, and the adviser and subadviser may not achieve the intended result in managing the Fund.

Quantitative strategy | The success of the Fund’s investment strategy may depend in part on the effectiveness of ClariVest’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. ClariVest’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for the Fund. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors, omissions, imperfections or malfunctions in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. ClariVest’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Historical data inputs may be subject to revision or correction, which may diminish the reliability and predictive quality of results. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by ClariVest and therefore may also result in losses. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their validity, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions. The increased use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.

Sectors | The Fund may hold a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase and the Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

Information technology sector | The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Securities lending | The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The Fund will be responsible for the risks associated with the investment of cash collateral. The Fund may
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lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower, and the Fund can lose money if investments made with cash collateral decline in value. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of the Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Small-cap companies | Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the Fund’s portfolio and performance. Shareholders of the Fund that invests in small-cap companies should expect that the value of the Fund’s shares will be more volatile than the Fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, the Fund could underperform funds that use a non-value approach to investing or have a broader investment style.
Comparison of Investment Restrictions and Limitations
The fundamental investment restrictions of each Fund are identical.  These restrictions may not be changed without the approval by “vote of a majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act provides that the “vote of a majority of the outstanding voting securities” of a fund means the vote, at the annual or a special meeting of the security holders of such fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the fund, whichever is the less.

Investment Restriction	Carillon ClariVest Capital Appreciation Fund	RJ ClariVest Capital Appreciation ETF
Fundamental Investment Restrictions
Senior Securities	The fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Borrowing	The fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Commodities	The fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other	Same.
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instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Concentration
The fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Same.
Diversification
Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Same.
Loans, Repurchase Agreements and Loans of Portfolio Securities	The fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
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Real Estate
The fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the fund may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Same.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
Same.
Non-Fundamental Investment Restrictions
Investing in Illiquid Securities
The fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
None.
Investing in Investment Companies	The fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.	None.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures

There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures of the Target Fund and the New  ETF. The table below summarizes the changes generally. Please see the narrative discussion following the table for more information about these differences.

	Carillon ClariVest Capital Appreciation Fund	RJ ClariVest Capital Appreciation ETF
Distribution	The Target Fund is a mutual fund. Shares may be purchased directly from the Target Fund or through financial intermediaries, including platforms.
The New ETF is an exchange-traded fund.  Individual shares may be purchased in the secondary market on an exchange, through a broker. New shares of the New ETF may be purchased or redeemed directly from the New ETF only by certain investors, called “Authorized Participants,” who have entered into

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an agreement with the Trust, and only in Creation Units of 25,000 shares, or multiples thereof.
Purchase Procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Only Authorized Participants may purchase Creation Units of shares from the New ETF.
Exchange Rights	Shares of the Target Fund may be exchanged for shares of the same class of another fund in the Carillon Family of Funds.	ETF shares have no exchange rights.
Redemption Procedures
Shareholders may redeem Class A, Class C and Class I shares directly from the Target Fund at NAV per share at any time, subject to certain restrictions, and will receive proceeds in cash. Class R-6 shares may be redeemed through contacting the plan administrator or directly from the Target Fund as described in the preceding sentence, depending on how a shareholder owns these shares.

Individual shareholders will normally “exit” their investment in the New ETF by selling shares at the current market price on the exchange, through a broker.

Shares may only be redeemed by Authorized Participants in Creation Units at NAV per share and are redeemed either in cash, in-kind or a combination of in-kind and cash.

Each of the Target Fund and New ETF normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The NYSE and Nasdaq normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate its NAV. The Funds do not price their shares on days that the NYSE is closed. Generally, portfolio securities for which market quotations are readily available are valued at market value; however, the market quotation price may be adjusted to reflect events that occur between the close of those markets and the time of a Fund’s determination of the NAV.

Additional Information on Differences in Purchases of Shares

Target Fund. All orders to purchase or sell shares are executed at the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Fund. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. You may purchase, redeem, or exchange Class A, C, and I shares of the Fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail by writing to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
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New  ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on the Exchange. Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the fund. The price of an individual fund share is based on market prices, which may be different from its NAV.

As a result, the fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (“bid”) and the lowest price a seller is willing to accept for shares of the fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the fund through a broker-dealer.

Purchase and redemption activity conducted by Authorized Participants directly with the New  ETF is subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The Trust currently expects that the New ETF’s standard Transaction Fee will be $300 for in kind transactions and $300 for cash transactions. The New ETF also may impose a variable Transaction Fee of up to 3% of the value of the Creation Unit(s) being purchased and up to 2% of the value of the Creation Unit(s) being redeemed. Under normal circumstances, the New ETF will issue or redeem Creation Units in return for a basket of assets and/or cash amount that the New ETF specifies each day and are effected at the NAV next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the New ETF each day. To initiate an order to purchase or redeem a Creation Unit, an Authorized Participant must submit the order to the New ETF’s Transfer Agent or its agent. More information about the purchase and sale of New ETF shares in Creation Units can be found in the New ETF’s Statement of Additional Information under the heading “Creation and Redemption of Creation Units.”

Additional Information on Differences in Exchange Privileges

Target Fund. Shareholders of the Target Fund may exchange shares of the Target Fund into the same class of another fund in the Carillon Family of Funds, subject to the investment requirements of that fund. Shares in a Carillon fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Carillon fund with no additional sales charge for the duration that the shares remain in the Carillon Family of Funds. The CDSC generally is waived for exchanges.  For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. Shareholders of the Target Fund may be able to convert their shares of the Target Fund to a different share class of the Target Fund that has a lower expense ratio provided certain conditions are met.

New ETF. There is no exchange privilege for the New ETF. This means that to exit an investment in the New ETF, a shareholder will need to sell the shares in the secondary market at the then-current market price and may incur a brokerage commission or other fee to do so.

Additional Information on Differences in Redemption Rights

Target Fund. Class A, Class C and Class I shares of the Target Fund are redeemed directly from the Target Fund at  NAV per share at any time, subject to certain restrictions. Redemptions may be made through your financial intermediary, by telephone (800.421.4184), or by mail by writing to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (Regular mail) or Carillon Family of Funds, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave., Suite 219252, Kansas City, MO 64105-1307 (Overnight delivery). For certain accounts, shares of the Target Fund may be sold through the Funds’ website, rjinvestmentmanagement.com.  For Class R-6 shares of the Target Fund, the plan administrator will transmit redemption requests and may charge its plan participants a fee for this service, or Class R-6 shares may be redeemed directly from the Target Fund as described above, depending on how a shareholder owns these shares.
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New  ETF. The New ETF will be traded on NYSE Arca, Inc. Individual ETF shares are not redeemed by investors directly from the New ETF, except in Creation Units. To exit an investment, an investor would sell individual ETF shares on the Exchange through a broker-dealer. If you wish to sell shares of the New ETF, you should contact your broker. You may incur a brokerage fee when selling shares of the New ETF. Because the New ETF shares trade on the Exchange at market prices rather than at the NAV per share, such shares may trade at market prices that are greater than NAV per share (premium) or less than  NAV per share  (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the New  ETF. Redemption activity conducted by Authorized Participants directly with the New ETF will generally be done in Creation Units of 25,000 shares or more. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The Trust currently expects that the New ETF’s standard Transaction Fee will be $300 for in kind transactions and $300 for cash transactions. The New ETF also may impose a variable Transaction Fee of up to 3% of the value of the Creation Unit(s) being purchased and up to 2% of the value of the Creation Unit(s) being redeemed. Under normal circumstances, the New ETF will issue or redeem Creation Units in return for a basket of assets and/or cash amount that the New ETF specifies each day and are effected at the NAV next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the New ETF each day. To initiate an order to purchase or redeem a Creation Unit, an Authorized Participant must submit the order to the New ETF’s Transfer Agent or its agent. More information about the purchase and sale of New ETF shares in Creation Units can be found in the New ETF’s Statement of Additional Information under the heading “Creation and Redemption of Creation Units.”

Redemption proceeds for a Creation Unit may be paid in cash or partially in cash. Redemption proceeds for a Creation Unit will consist of securities and/or cash in an amount equal to the difference between the  NAV of the shares of the New ETF being redeemed, as next determined after a receipt of a request in proper form less any fixed redemption transaction fee and any applicable additional variable charge.

Performance Information
Following the Conversion, the New ETF will be the surviving legal entity, and the New ETF will adopt the accounting and performance history of the Class I shares of the Target Fund. As of the date of this Combined Information Statement/Prospectus, the New ETF has not commenced operations and, therefore, does not have calendar year performance information.

The bar chart that follows illustrates the annual returns of the Target Fund’s Class I shares for the periods ended December 31. The table that follows compares the Target Fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the Target Fund. This information is intended to give you some indication of the risk of investing in the Target Fund by demonstrating how its returns have varied over time. The bar chart shows the Target Fund's performance from one year to another, as represented by the performance of the Target Fund's Class I shares. Because the New ETF will assume the performance history of the Class I shares of the Target Fund in the Conversion, the following performance information also indicates some of the risks of investing in the New ETF.  Each of the Target Fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses.

The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. To obtain more current performance data as of the most recent month-end, please visit the Target Fund’s website at rjinvestmentmanagement.com.
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During 10 Year Period (Target Fund Class I shares)
Best Quarter (% and quarter end date)	Worst Quarter (% and quarter end date)
27.28% (June 30, 2020)	(19.92)% (June 30, 2022)

Average Annual Total Returns (For the periods ended December 31, 2025) Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr
Class I – Before Taxes	3/21/06	23.31%	16.93%	16.94%
After Taxes on Distributions		22.17%	14.23%	14.59%
After Taxes on Distributions and Sale of Fund Shares		14.64%	12.89%	13.48%
Class A – Before Taxes	12/12/85	17.16%	15.46%	16.03%
Class C – Before Taxes	4/3/95	22.06%	15.72%	15.72%
Class R-6 – Before Taxes	7/31/15	22.43%	17.12%	17.10%

Index (Reflects no deduction for fees, expenses or taxes)		1-yr	5-yr	10-yr
S&P 500® Index		17.88%	14.42%	14.82%
Russell 1000® Growth Index		18.56%	15.32%	18.13%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
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Capitalization
The following table sets forth, as of April 30, 2026, (a) the unaudited capitalization of the Target Fund’s Class I, Class A, Class C and Class R-6 shares; and (b) the unaudited pro forma combined capitalization of the New ETF assuming the proposed Conversion has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Target Fund share purchase, redemption and market activity. Accordingly, the following should not be relied upon to reflect the number of shares of the New ETF that actually will be received on or after such date.  Pro forma numbers are estimated in good faith and hypothetical.  Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of any fraction of a share of the New ETF. At the closing of the Conversion, shareholders of the Target Fund will receive the New ETF shares (and cash in lieu of any fraction of a share) based on the aggregate NAV of the shares of the Target Fund on the Closing Date.

The table is for informational purposes only.  There is no assurance that the Conversion will be consummated.

	Target Fund
	Class(2)				New ETF(1)	Pro Forma— New ETF after Conversion (estimated)
	Class I	Class A	Class C	Class R-6
Net Assets	$361,389,097	$249,758,639	$8,662,154	$3,528,032	N/A	$623,337,922(3)(4)
Net Asset Value Per Share^	$73.50	$66.91	$33.72	$72.00	N/A	$73.50
Shares Outstanding(6)	4,917,090	3,732,594	256,890	48,998	N/A	8,480,788(3)(5)

(1) The New ETF is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2) Holders of Class A, Class C, Class I and Class R-6 shares of the Target Fund will each receive shares of the New ETF upon closing of the Conversion. The New ETF does not offer multiple share classes. Prior to the Conversion, the Class A, Class C and Class R-6 Shares of the Target Fund will be consolidated into Class I.

(3) No adjustments have been made with respect to the cost of the Conversion because Carillon Tower is paying for the costs of the Conversion, whether or not the Conversion is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by Carillon Tower. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(4) Since shares of the New ETF are not issued in any fraction of a share and, as a result, cash will be paid to shareholders in connection with the Conversion in lieu of any fraction of a share, the NAV of the New ETF upon consummation of the Conversion may be less than that of the Target Fund.

(5) Figure represents the number of shares that would be issued by the New ETF. The starting NAV per share of the New ETF will be the ending NAV per share of the Target Fund's Class I shares prior to the Conversion.

(6) Shares are rounded to the nearest whole share.

^ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
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ADDITIONAL INFORMATION ABOUT THE CONVERSION
Description of the Conversion
As further explained in this Combined Information Statement/Prospectus, the Conversion will be effected pursuant to a Plan of Reorganization and Termination (“Reorganization Plan”). The Conversion will involve several steps, however, which will affect you as a shareholder.

First, on or about July 10, 2026, each class of shares of the Target Fund will be consolidated into the Class I shares (without a contingent deferred sales charge or other charge). Accordingly, after that date, all Target Fund shareholders will own Class I shares.

Second, on July 30, 2026, any fractional shares of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

Finally, on July 31, 2026, the Conversion will occur (the “Closing Date”).  This is the last day that the Target Fund will be a mutual fund.  The Conversion is effectuated by reorganizing the Target Fund into the New ETF, which we expect to take place as follows:

•	The Target Fund’s NAV will be calculated on the Closing Date in accordance with its prospectus and Statement of Additional Information.
•
After this, substantially all of the assets and liabilities of the Target Fund will be transferred to the New ETF.  In return, the New ETF will deliver to the Target Fund shares of the New ETF and assume all liabilities of the Target Fund.

o
The shares of the New ETF issued to the Target Fund (together with cash in lieu of any fractional shares) will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date.

o	Shareholders holding any fraction of a share of the Target Fund will be issued a check representing the redemption of their fraction of a share.
•
After the Target Fund receives the shares of the New ETF, the Target Fund will distribute those New ETF shares (and cash in lieu of any fractional shares) to its shareholders, in complete liquidation of the Target Fund.

o
The New ETF shares will be distributed to former Target Fund shareholders as follows: the New ETF will open new accounts on its books in book entry form registered in a “street name” brokerage account held for the benefit of such former Target Fund shareholders, and transfer to those accounts the shares of the New ETF that corresponds to each shareholder’s interest.  The New ETF will not issue certificates in connection with the Conversion except as required by a securities depository in connection with the establishment of book-entry ownership of New ETF shares.

o
Those newly opened accounts on the books of the New ETF will represent the respective pro rata number of shares of the New ETF that the Target Fund is to receive under the terms of the Reorganization Plan as adjusted for redemptions of any fractional shares.  As a result of the Conversion, a shareholder of the Target Fund will have approximately the same percentage of ownership in the New ETF as such shareholder’s percentage of ownership in the Target Fund prior to the Conversion, adjusted for the payment of cash in redemption of fractional shares.

•	The Target Fund will be terminated as a series of the Trust.
•	The New ETF will open for trading on the Exchange on August 3, 2026.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the New ETF in the Conversion.
Reasons for the Proposed Conversion
The Conversion has been proposed because Carillon Tower believes that it is in the best interests of the Target Fund and its shareholders if the Target Fund is reorganized (or converted) into the New ETF because (1) the New ETF has
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an the same investment objective and the same investment strategies and policies the Target Fund; (2) shareholders will be able to purchase or sell shares of the New ETF throughout the trading day at the then-prevailing market price; and (3) after the Conversion, the New ETF is expected to have a lower total expense ratio and lower net expense ratio than each class of the Target Fund.

Carillon Tower recognizes that, after the Conversion, shareholders will no longer have the right to redeem fund shares individually from the New ETF for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, Carillon Tower believes that operating the Target Fund as an ETF will result in a better outcome for shareholders over the long-term.

Further, Carillon Tower believes the New ETF will be less expensive to operate because some types of fees that are commonly paid by mutual funds are not paid by ETFs, or are paid at a fixed fee, rather than a variable rate.  These fees include:

•
Transfer agency fees. Transfer agency fees are paid to the transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and typically less expensive because the ETF can use a system operated by the Depository Trust Company (“DTC”). Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund, the number of shareholder accounts, and level of shareholder activity in the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs can be less than the cost for traditional mutual funds.

•
Shareholder servicing fees.  Shareholder servicing fees are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. The New ETF does not pay shareholder servicing fees.

•
State registration fees.  Many states require mutual funds to pay state registration fees. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. Further, although ETFs must pay an exchange listing fee, such fees generally are lower than the state registration fees paid by mutual funds.

•
Custody fees. Custody fees are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

•
When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares or cash or a combination of shares and cash, so that the ETF does not incur traditional activity-based custody fees and brokerage transaction expenses when new ETF shares are created.

Terms of the Reorganization Plan
The terms and conditions under which the Conversion will be completed are contained in the Reorganization Plan.  The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached to this Combined Information Statement/Prospectus as Appendix A.
The Reorganization Plan provides for the Conversion to occur following the close of business on or about July 31, 2026.  The Reorganization Plan provides that, in the Conversion, the Target Fund will transfer all of its assets to the New ETF at the close of business (or other time determined by the Trust) on the Closing Date.  In exchange for that transfer of assets, the New ETF will simultaneously (1) issue the number of shares of the New ETF equal in aggregate value to the Target Fund’s aggregate NAV (i.e., the value of the transferred assets less the amount of the Target Fund’s liabilities) attributable to the Class A, Class C, Class I and Class R-6 shares of the Target Fund on the Closing Date  (adjusted for cash distributions, if any, for any fraction of a share) and (2) assume all of the liabilities of the Target Fund.  Immediately thereafter, the New ETF will open new accounts on its books in book entry form registered in a
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“street name” brokerage account held for the benefit of such former Target Fund shareholders, and transfer to those accounts the shares of the New ETF that corresponds to each shareholder’s interest. The New ETF will not issue certificates in connection with the Conversion except as required by a securities depository in connection with the establishment of book-entry ownership of New ETF shares. These newly opened accounts on the books of the New ETF will represent the respective pro rata number of shares of the New ETF that the Target Fund is to receive under the terms of the Reorganization Plan as adjusted for redemptions of any fraction of a share. After such distribution, the Trust will take all necessary steps to effect a complete dissolution of the Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).
Until the day prior to the Closing Date, shareholders of the Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after the receipt by the transfer agent of a redemption request in prior form.  Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the New ETF received by the shareholder in connection with the Conversion.  After the Conversion, all of the issued and outstanding Class A, Class C, Class I and Class R-6 shares of the Target Fund will be canceled on the Target Fund’s shareholder records, which will be permanently closed.  Target Fund shareholders will be free to redeem the shares of the New ETF that they receive in the Conversion at their then-current NAV.  Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their Target Fund shares prior to the Conversion or exchanging such shares for shares of the New ETF in the Conversion.
The Reorganization Plan may be terminated or delayed and may be abandoned or postponed by the Board at any time before the Closing Date, if circumstances develop that, in the Board’s judgment, make proceeding with the Conversion inadvisable for either Fund.  The completion of the Conversion is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see “Federal Income Tax Consequences of the Conversion” below).  The Target Fund may choose to distribute net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, prior to the Closing Date.  In the event that the Target Fund makes a distribution to its shareholders by the Closing Date of undistributed net capital gains, such distribution will be taxable to shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, unless shareholders hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date of the Conversion is expected to be after the close of business on or about July 31, 2026, or another date determined by the Trust.
The costs of the Conversion will be borne by Carillon Tower, whether or not the Conversion is consummated.
Description of the Securities to Be Issued
In accordance with the procedures provided for in the Reorganization Plan, the shareholders of the Target Fund will receive shares with the same aggregate value of the New ETF that the shareholder holds in the Target Fund immediately prior to the Conversion (adjusted for cash distributions, if any, for any fraction of a share).
Shares of the New ETF issued to the shareholders of the Target Fund pursuant to the Reorganization Plan will be validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.  Additional information about purchase, redemption and pricing can be found in Appendix C for the New ETF.
Board Considerations
The Board met on February 12-13, 2026 to consider the Conversion. Based upon the recommendation of Carillon Tower, the Board’s evaluation of the relevant information prepared by Carillon Tower and presented to the Board in advance of the meeting, and in light of its fiduciary duties, the Board, including all of the trustees who are not “interested persons” of the Trust under the 1940 Act, unanimously determined that the Conversion is in the best interests of the Target Fund, the New ETF and their respective shareholders and that the interests of existing Target Fund and New ETF shareholders will not be diluted as a result of the Conversion.
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In approving the Conversion, the Board recognized that Carillon Tower considered various alternatives to the Conversion.  The Board considered the terms of the Conversion and determined that the Conversion would provide Target Fund shareholders with the options of (1) continuing to pursue their investment objective through an ETF that has an identical investment objective and substantially similar principal investment strategies, with lower anticipated expenses, on a tax-free basis or (2) for any shareholders who did not wish to participate in the Conversion, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of the same class of another fund in the Carillon Family of Funds, which might have tax consequences for them.  The Board further considered that Target Fund shareholders were free to redeem their shares at any time before or after the Conversion.

In approving the Conversion, the Board requested information it determined was reasonably necessary to its determinations, and reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive.  The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Terms and Conditions of the Conversion.  The Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for classes of shares of the New ETF and the New ETF’s assumption of all liabilities of the Target Fund.  The Board also considered the fact that no sales charges would be imposed in connection with the Conversion.  In addition, the Board noted that pursuant to the Reorganization Plan, each Target Fund shareholder would receive the aggregate value of shares of the New ETF as the aggregate value of shares of the Target Fund that the shareholder holds immediately prior to the Conversion (adjusted for cash distributions, if any, for any fraction of a share). As a result, the Board considered that the interests of each Fund’s shareholders would not be diluted as a result of the Conversion.

Investment Objectives, Policies and Limitations and Continuity of Subadvisers. The Board considered that the Funds would have an identical investment objective, substantially similar principal investment strategies and risks, and identical fundamental investment restrictions, and that, after the Conversion, the New ETF would continue to pursue this investment objective and investment strategy.  The Board also considered that Carillon Tower, ClariVest and Tidal would continue in their roles after the Conversion, and that the same portfolio managers that currently serve as the portfolio managers of the Target Fund would continue to manage the New ETF after the Conversion.
Fund Performance. The Board considered that the Target Fund will be the accounting survivor of the Conversion.  This means that the New ETF will adopt the historical investment performance and returns of the Target Fund.

Benefits of ETF Structure.  The Board considered Carillon Tower’s recommendation to convert the Target Fund into the New ETF and its belief that the Conversion will create greater potential for long-term viability than continuing to operate the Target Fund as a mutual fund.  The Board also considered that, after the conversion, the New ETF’s shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the Exchange, and that shareholders of the New ETF would have full daily transparency into the underlying portfolio holdings of the New ETF, whereas the Target Fund does not provide fully daily transparency into its underlying portfolio holdings.  The Board considered potential tax benefits to the New ETF’s structure as an ETF and the potential for an increase in assets to provide the New ETF’s portfolio managers with greater flexibility in managing the Target Fund.

Portfolio Composition.  The Board considered that, as the New ETF will be managed pursuant to the same principal investment strategies as the Target Fund, the Target Fund and the New ETF can hold the same portfolio securities.  The Board considered that, prior to the Closing Date, the Target Fund and the New ETF will use the same pricing vendors and the valuation policies and procedures of Carillon Tower to value the Target Fund’s portfolio securities.

Relative Expense Ratios and Continuation of Waiver Agreements.  The Board considered that the New ETF’s contractual unitary advisory fee rate was higher than the contractual advisory fee rate paid by the Target Fund, but that the fees were identical at all levels when the 0.10% administration fee paid by the Target Fund is added to the Target Fund’s advisory fee rate, and that, pursuant to the unitary advisory fee for the New ETF, Carillon Tower would bear the New ETF’s expenses, subject to certain exceptions. The Board reviewed information regarding comparative expense ratios.  The Board considered that the total annual fund operating expenses, before any fee waiver and/or
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expense reimbursement (“Total Expense Ratio”), of the New ETF was expected to be lower than Total Expense Ratio of each share class of the Target Fund.

The Board also considered that  Carillon Tower had contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the New ETF to the extent that annual operating expenses exceed 0.61% for at least two years from the date of the Conversion, which was lower than the annual fund operating expense ratio after fee waivers and/or expense reimbursements for each share class of the Target Fund.

Economies of Scale.  The Board considered that, after giving effect to the Conversion, the New ETF may achieve economies of scale in connection with an increase in its asset size.

Benefits to Carillon Tower, ClariVest and Tidal. The Board considered Carillon Tower’s representation that the Conversion is in the best interests of both the Target Fund and the New ETF and their respective shareholders and had the potential to increase the assets of the New ETF, and that the New ETF has a breakpoint in the investment advisory fees charged by Carillon Tower to reflect these economies of scale.

The Board also considered Carillon Tower’s representations regarding the profitability analysis, as well as its representations that it may benefit from including the New ETF in client accounts, and that both Carillon Tower and ClariVest may benefit from the fees paid on an increase in assets. The Board also considered Tidal’s representation that it may receive greater name recognition or the ability to attract additional investor assets from its marketing efforts and association with the Funds.

Tax Consequences.  The Board considered that the Conversion is expected to be free from adverse federal income tax consequences for each Fund and its respective shareholders.

Expenses Relating to Conversion. The Board considered that Carillon Tower will pay all fees and expenses of the Conversion, including, but not limited to, audit fees, legal fees and third-party service provider fees and expenses.

Other Alternatives.  The Board considered alternatives to the Conversion, such as the liquidation of the Target Fund.
Federal Income Tax Consequences of the Conversion
The exchange of the Target Fund’s assets solely for the corresponding New ETF’s shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”).  As a condition to consummation of the Conversion, each Fund will receive an opinion from K&L Gates LLP, the Trust’s counsel (“Opinion”), substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the representations and warranties made in the Reorganization Plan and in separate letters, if requested, addressed to the Trust’s counsel being true and complete immediately after the close of business on the Closing Date (“Effective Time”) and consummation of the Conversion in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that the Trust’s counsel has not approved) – for federal income tax purposes:
•
The acquisition by the New ETF of all of the assets of the Target Fund, as provided for in the Plan , in exchange for such New ETF Shares (and cash in lieu of fractional New ETF Shares, if any), and the assumption by  the New ETF of liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of such New ETF Shares (and cash in lieu of fractional Acquiring Fund shares, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the New ETF each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code

•
No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the New ETF in exchange solely for such New ETF Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) under an applicable

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mark-to-market rule or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
•
No gain or loss will be recognized by the New ETF upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of liabilities of the Target Fund and issuance of the New ETF Shares pursuant to Section 1032(a) of the Code.

•
No gain or loss will be recognized by the Target Fund upon the distribution  of  New ETF Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (pursuant to the Plan ) of the Target Fund pursuant to Section 361(c)(1) of the Code.

•
The tax basis of the assets of the Target Fund received by the New ETF will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

•
The holding periods of the assets of the Target Fund in the hands of the New ETF will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the New ETF have the effect of reducing or eliminating the holding period with respect to an asset.

•
No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for New ETF Shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

•
The aggregate tax basis of New ETF Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

•
The holding period of the New ETF Shares received by a shareholder of the Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

•
For purposes of section 381, New ETF will be treated just as Target Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Target Fund’s taxable year, Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by New ETF as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in New ETF’s first taxable year that ends after the Reorganization.

Form of Organization and Rights of Shareholders of the Funds
The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company.  The Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws and applicable Delaware Law.  The Target Fund and the New ETF are separate series of the Trust.  The Declaration of Trust authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to name the preferences, voting powers, rights, and privileges of the shareholders of each series and class.  The Trust may issue an unlimited number of authorized shares of beneficial interest.  The Declaration of Trust provides that the Board may, without shareholder approval, reorganize any series of the Trust into another business entity, including another series of the Trust, so long as such business entity is an investment company registered under the 1940 Act, and the series receive adequate consideration as determined by the Board.

The Trust’s operations are governed by its Declaration of Trust and Amended and Restated By-laws and applicable Delaware law.  The operations of the Trust are also subject to the provisions of the 1940 Act and the rules and regulation thereunder.  The chart below describes some of your rights as either a Target Fund or New ETF shareholder.

Category	Target Fund and New ETF
Par Value	Each share has no par value.
Preemptive Rights	None.
Preference	None.
Appraisal Rights	None.
Conversion Rights	None.
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Exchange Rights (not including the right to exchange among Funds, as applicable)	None.
Shareholder Rights
Shares shall be deemed to be personal property giving only the rights provided in the Declaration of Trust.  No rights or title in any assets of any series or the Trust generally, or right to call for a partition or division of the same or for an accounting, or under contracts entered into by the Trust.

Personal Liability of Shareholders	None.
Annual Meetings	No annual meetings unless required by law.
Right to Call Meeting of Shareholders	Shall be called upon request of shareholders owning at least 25% of shares entitled to vote.
Notice of Meetings	Provided personally, by mail or by other written or electronic communication at least 15 days prior to the meeting and not more than 120 days prior to the meeting.
Record Date for Meetings	Trustees may fix in advance a date not more than 120 days before the meeting.
Election of Trustees	Requires plurality.
Adjournment of Meetings	The chairman of the meeting.
Removal of Trustees by Shareholders	May be removed at a shareholder meeting by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.
Shareholder Derivative Lawsuits
In addition to the requirements set forth in the Delaware Statutory Trust Act, prior to bringing a derivative action, a demand by no fewer than three unaffiliated and unrelated shareholders must be made on the Trustees, and generally at least 10% of shareholders must join the request for the Trustees to commence the action. The Trustees may review and reject the demand after evaluation.

Purchase and Sale of Target Fund and New ETF Shares

Target Fund. You may purchase, redeem, or exchange Class A, C, and I shares of the Fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

New  ETF. The New ETF is an exchange-traded fund. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on the Exchange. Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual fund share is based on market prices, which may be different from its NAV.  As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Following the Conversion, recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, are available on the Fund's website at rjetfs.com.
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Tax Information

The dividends you receive from a Fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Service Providers
The Adviser
Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in separate series, each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower” or “Manager”). On September 30, 2022, Carillon Tower began also doing business as Raymond James Investment Management. This did not involve any change in Carillon Tower’s structure, ownership, or control.

Carillon Tower, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the Funds. Carillon Tower manages, supervises and conducts the business and administrative affairs of the Funds. Carillon Tower is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.  As of December 31, 2025, Carillon Tower and its investment management affiliates collectively had approximately $114.1  billion in assets under management.

Carillon Tower is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each Fund, either an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the National Futures Association or registration is not applicable with respect to the Fund, and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Management and Administrative Fees
The basis for the Board’s approval of the Investment Advisory Agreement with Carillon Tower with respect to the Target Fund is included in Item 11 of the Target Fund’s Form N-CSR as filed with the SEC for the 12-month period ended December 31, 2025.  If the Conversion is completed, the basis for the Board’s approval of the Investment Advisory Agreement with Carillon Tower with respect to the New ETF is expected to be included in Item 11 of the New ETF’s Form N-CSR as filed with the SEC for the period ended December 31, 2026.

Each Fund pays a fee to Carillon Tower for management services.  The Target Fund’s Investment Advisory Agreement with Carillon Tower provides for the Target Fund to pay Carillon Tower an annualized fee equal to 0.50% on $0 to $1 billion in Target Fund average daily net assets, and 0.45% on Target Fund average daily net assets over $1 billion.  The Target Fund has entered into an Administration Agreement with Carillon under which the Target Fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.

The New ETF’s Investment Advisory Agreement with Carillon Tower provides for the New ETF to pay Carillon Tower an annualized fee equal to 0.60% on $0 to $1 billion in New ETF average daily net assets, and 0.55% on New
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ETF average daily net assets over $1 billion.  The New ETF also has entered into an Administration Agreement with Carillon Tower under which Carillon Tower provides various administrative services, pursuant to which Carillon Tower is to be paid the lesser of 0.10% of the average daily net assets of the New ETF, or one-third (1/3) of the Net Investment Advisory Fees (as defined below) paid to Carillon Tower on the average daily net assets of the New ETF.  However, under the Investment Advisory Agreement for the New ETF, Carillon Tower has contractually agreed to pay all operating expenses of the New ETF (also known as a “unitary advisory fee”), except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the New ETF incurred with respect to the acquisition, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) acquired fund fees and expenses; (iv) dividend and interest expenses relating to short sales; (v) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vi) the compensation payable to the Manager under the management agreement; (vii) securities lending expenses; (viii) costs of holding shareholder meetings and proxy related expenses; (ix) legal expenses including litigation and indemnification expenses; (x) tax reclaim expenses; (xi) compensation and expenses of counsel to the Independent Trustees and (xii) any extraordinary expenses.  Accordingly, Carillon Tower is paid for its services under the Administration Agreement out of the unitary advisory fee under the Investment Advisory Agreement for the New ETF.  As a result, the combined investment advisory and administrative fees paid to Carillon Tower by the New ETF are identical to those paid by the Target Fund.

The table below contains the investment advisory fee rate for the Target Fund as a percentage of the Target Fund’s average daily net assets for the fiscal year ended December 31, 2025, which takes into account breakpoints, as applicable. As a result of this breakpoint, the advisory fee rate may decline as assets increase.

Fee Rates Charged for the Fiscal Year Ended December 31, 2025
Fund	Contractual Rate	Waivers/Recoupments	Aggregate Rate
Carillon ClariVest Capital Appreciation Fund (1)	0.50%	-(0.03)%	0.47%
(1) Effective May 1, 2025, the contractual fee rate of the Carillon ClariVest Capital Appreciation Fund has been changed to 0.50% on $0 to $1 billion in average daily net assets, and 0.45% on average daily net assets over $1 billion.
As the Target Fund’s asset levels change, its fees and expenses may differ from those reflected in the Target Fund’s fee table. For example, as asset levels decline, expense ratios may increase. Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Target Fund to the extent that annual operating expenses of each class exceed a percentage of the class’s average daily net assets through April 30, 2027, as follows:

	Class A	Class C	Class I	Class R-6
Carillon ClariVest Capital Appreciation Fund	1.05%	1.80%	0.75%	0.65%
For the New ETF, Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the New ETF to the extent that annual operating expenses exceed 0.61% of the New ETF’s average daily net assets for at least two years from the Closing Date of the Conversion.
For each Fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs and extraordinary expenses.
The contractual fee waivers can be changed only with the approval of a majority of the Board. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the Fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the Fund’s then-current expense cap. With
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respect to ClariVest, the amount of the subadvisory fee paid by Carillon to ClariVest is reduced in proportion to the amount of the fees waived and/or expenses reimbursed by Carillon and Carillon provides to ClariVest any recoupment that Carillon receives from the fund in proportion to the amount of the recoupment.
The Subadvisers
Carillon Tower has selected the following subadvisers to provide investment advice and portfolio management services to each Fund’s portfolio:

•
ClariVest, 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as a subadviser to each Fund. ClariVest was founded in 2006. As of December 31, 2025, ClariVest had assets under management of approximately $3.08 billion. ClariVest is responsible for the management of each Fund’s portfolio.

•
Tidal Investments LLC (“Tidal”), located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as a subadviser to each Fund. Tidal will provide the Target Fund assistance with trading the Target Fund’s portfolio securities and related consulting services. Tidal will be responsible for trading the New ETF’s portfolio securities and performing related services, providing tax optimization services, assisting in basket creation, reporting and monitoring, and providing portfolio compliance monitoring and reporting.

For the Target Fund, Carillon Tower pays to ClariVest 0.50% on $0 to $1 billion in average daily net assets, and 0.45% on average daily net assets over $1 billion.  For the New ETF, Carillon Tower pays to ClariVest a fee equal to two-thirds (2/3) of the Net Investment Advisory Fees (as defined below) on all net assets. Net Investment Advisory Fee equals (i) the investment advisory fee rate of the Fund paid to Carillon Tower, less (ii) expenses of the New ETF paid by Carillon Tower pursuant to the unitary advisory fee.  For the Funds, Carillon Tower pays to Tidal 0.02% on all assets.

Information about the portfolio managers who are primarily responsible for overseeing the Funds’ investments is discussed in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” above.  The Target Fund’s SAI, dated May 1, 2026, which is incorporated by reference into this Combined Information Statement/Prospectus, provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Target Fund.

The basis for the Board’s approval of the Sub-Advisory Agreement with ClariVest with respect to the Target Fund is included in Item 11 of the Target Fund’s Form N-CSR as filed with the SEC for the 12-month period ended December 31, 2025.  The basis for the Board’s approval of the Sub-Advisory Agreement with Tidal with respect to the Target Fund is expected to be included in Item 11 of the Target Fund’s Form N-CSR as filed with the SEC for the period ended June 30, 2026. If the Conversion is completed, the basis for the Board’s approval of the Sub-Advisory Agreements with ClariVest and Tidal with respect to the New ETF is expected to be included in Item 11 of the New ETF’s Form N-CSR as filed with the SEC for the period ended December 31, 2026.

The Funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon Tower, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers without the approval of fund shareholders, but subject to approval by the Board. Carillon Tower has the ultimate responsibility for overseeing the Funds’ subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Carillon Tower and the Funds relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the Funds may disclose the aggregate fees payable to Carillon Tower and wholly-owned subadvisers and the aggregate fees payable to unaffiliated subadvisers and subadvisers affiliated with Carillon Tower or RJF, other than wholly-owned subadvisers.

If a Fund relies on the order to hire a new subadviser, the Fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order.  Consistent with a position of the SEC staff, because you are receiving this Combined Information Statement/Prospectus with respect to the Conversion within this 90-day period, no separate information statement is being provided with respect to the appointment of ClariVest and Tidal as subadvisers to the Target Fund.
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In addition, the Funds have received an exemptive order from the SEC that, subject to certain conditions, permits the Board, including a majority of those Board members who are not parties to a contract or agreement or “interested persons” of any such party, as defined in the 1940 Act, to enter into or materially amend subadvisory agreements at a non-in-person meeting, called for the purpose of voting on such approval, in which Board members may participate by any means of communication that allows Board members to hear each other simultaneously during the meeting. In addition, management must represent that the materials provided to the Board for the non-in-person meeting include the same information the Board would have received at an in-person meeting, the notice of any such non-in-person meeting must explain the need for considering such matters at a non-in-person meeting, and Board members must have an opportunity to request that these matters be considered at an in-person meeting.

In the future, Carillon Tower may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, Fund shareholders. The Funds’ Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.

Distributors, Transfer Agent, and Custodian
Carillon Fund Distributors, Inc.® (“Target Fund Distributor”), a subsidiary of Eagle Asset Management, Inc., a subsidiary of Carillon Tower, serves as the distributor of the Target Fund. The Target Fund Distributor may compensate other broker-dealers to promote sales of Target Fund shares. The Target Fund Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.
Quasar Distributors, LLC (“New ETF Distributor”) (together with Target Fund Distributor, “Distributors,” and each a “Distributor”), is a broker-dealer registered with the SEC. The New ETF Distributor distributes Creation Units for the New ETF on an agency basis and does not maintain a secondary market in the shares of the New ETF. The New ETF Distributor has no role in determining the policies of the New ETF or the securities that are purchased or sold by the New ETF. The New ETF Distributor’s principal address is 190 Middle Street, Suite 301, Portland, ME 04101.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the Funds’ transfer and dividend disbursing agent, fund accountant and shareholder servicing agent.

Equiniti Trust Company, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005, will serve as stock transfer agent for the New ETF.

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607, is the independent registered public accounting firm for the Funds.

Rule 12b-1 Distribution Plan

The Target Fund adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow the Fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost the shareholder more than paying other types of sales charges. Under the Fund’s distribution plan, the Fund is authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. The Fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under the Fund’s distribution plan, the Fund is authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares. The Fund’s Board has approved current fees of 1.00% on Class C shares. The Fund currently does not incur any direct distribution expenses related to Class I or Class R-6 shares. However, Carillon or any third party may make payments for the sale and distribution of Class I or Class R-6
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shares from its own resources. Effective June 30, 2026, Rule 12b-1 fees on all applicable share classes for the Target Fund will be terminated, as the Class A, Class C and Class R-6 shares of the Fund will thereafter be consolidated into Class I shares.

The New ETF has not adopted a plan pursuant to Rule 12b-1.

Payments to Financial Intermediaries

Target Fund. Carillon Tower, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the Fund. Carillon Tower or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon Tower or its Affiliates make these payments from their own resources, not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon Tower or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon Tower, the Distributor and/or an Affiliate.

Carillon Tower or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Fund. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased Fund expenses. Carillon Tower and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the Fund. The benefits that Carillon Tower and its Affiliates receive when these payments are made include, among other things, placing the Fund on the financial adviser’s funds sales system, possibly placing the Fund on the financial intermediary’s preferred or recommended funds list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Fund in its funds sales system (on its “sales shelf”). Carillon Tower and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon Tower or its Affiliates make may be calculated on the average daily net assets of the Fund attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The revenue sharing payments Carillon Tower or its Affiliates make may be also calculated on sales of new shares in the Fund attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Carillon Tower or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon Tower’s or its Affiliates’ personnel may make presentations on the Fund to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Fund’s transfer agent or otherwise would be a direct obligation of the Fund. The Fund, subject to limits authorized by the Board, reimburses the Affiliate for these payments as transfer agent out-of-pocket expenses.

Payments from Carillon Tower or its Affiliates to financial intermediaries may also include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket
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charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the Fund.

Carillon Tower and its Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Carillon Tower and its Affiliates benefit from the incremental management and other fees paid to Carillon Tower and its Affiliates by the Fund with respect to those assets. The Fund may reimburse Carillon Tower for making payments to financial intermediaries for certain sub-transfer agency and shareholder services, subject to limits established by the Board of Trustees.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Combined Information Statement/Prospectus. You can ask your financial intermediary about any payments it receives from Carillon Tower or its Affiliates or the Fund, as well as about fees and/or commissions it charges.

The Fund does not pay any distribution, shareholder servicing, sub-transfer agency or administrative fees to financial intermediaries on Class R-6 shares.

New ETF. Carillon and/or its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. Such payments, which may be significant to the intermediary, are not made by the Fund, are not reflected in the fees and expenses of the Fund disclosed in this Prospectus and do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the sale of shares of the Fund. Rather, such payments are made by Carillon or its affiliates from their own resources, including profits from advisory fees received from the Fund, and constitute what it sometimes referred to as “revenue sharing.” Such fees may also include the payment of a lump sum or fixed amount. In certain cases, the payments may be subject to certain minimum payment levels.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary, the number of accounts serviced by the financial intermediary that invest in the Fund, redemption rates, the financial intermediary’s ability to attract and retain assets, the financial intermediary’s reputation, the level and/or type of shareholder-related services, marketing assistance and educational activities provided by the financial intermediary, the financial intermediary’s level of participation in the Fund’s sales and marketing programs, and the asset class of the Fund for which these payments are provided.

Compensation received by a financial intermediary from Carillon or an affiliate of Carillon may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover the development of technology platforms and reporting systems, data provision services, financial intermediaries making shares of the Fund available to sales representatives and/or customers of the fund supermarket platform or similar program sponsor, services provided in connection with such fund supermarket platforms and programs, costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives, preparing, printing and distributing sales literature, or data regarding the Fund or another fund in the Carillon Family of Funds, such as statistical information regarding sales of shares of the Carillon Family of Funds through financial intermediaries.

Any compensation received by a financial intermediary and the prospect of receiving it may create conflicts of interest between the intermediary and its customers and may provide the financial intermediary with an incentive to recommend the shares of the Fund or another Fund in the Carillon Family of Funds over other potential investments, and may cause it to make decisions about the level of services provided to its customers based on the payments or other financial incentives it is eligible to receive. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within their organization by, for example, placing it on a list of preferred funds.
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You can contact your financial intermediary for details about any such payments it receives from Carillon or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Market Timing

Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The Funds generally price their foreign securities using fair valuation procedures approved by the Board as part the fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. Excessive trading or market timing can be disruptive to a Fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a Fund and increase a Fund’s recognized net capital gains (and, therefore, unless the Fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.

For the Target Fund, the Board has adopted policies reasonably designed to deter short-term trading of Target Fund shares. The Target Fund will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Target Fund has adopted the following guidelines:

•	The Target Fund reviews transaction activity, using established criteria, to identify transactions that may signal excessive trading.
•
The Target Fund may reject any purchase or exchange orders, in whole or in part, that in their opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to the fund. The Target Fund may consider the trading history of accounts under common ownership or control in this determination.

•
All Target Fund shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Target Fund or through a financial intermediary. The Target Fund reserves the right to reject combined or omnibus orders in whole or in part.

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the New ETF’s shares because the New ETF sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the New ETF and Authorized Participants is critical to ensuring that the New ETF’s shares trade at or close to NAV. Further, the vast majority of trading in New ETF shares occurs on the secondary market, which does not involve the New ETF directly and therefore does not cause the New ETF to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the New ETF imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the New ETF in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing.

The New ETF reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
“Householding”
To the extent permitted by law, only one copy of this Combined Information Statement/Prospectus or the Annual or Semi-Annual Report to Shareholders may be delivered to shareholders residing at the same address, unless such shareholders have notified the Funds or their financial intermediary of their desire to receive multiple copies of the shareholder reports and other materials that a Fund sends (commonly referred to as “householding”).  To request individual copies of this Combined Information Statement/Prospectus or an Annual or Semi-Annual Report to Shareholders, or to request a single copy in the future if multiple copies of such documents are received, please call toll-free at (800) 421-4184 or write to Carillon Family of Funds, P.O. Box 23572, St. Petersburg, FL 33742. The Trust will promptly deliver, upon oral or written request, a separate copy of these materials to any shareholder residing at
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an address to which only one copy was mailed.  Once the Trust receives notice to stop householding, we will begin sending individual copies within thirty days after receiving your request.  This policy does not apply to account statements.  Shareholders who own shares of the Funds through a financial intermediary should contact their financial intermediary with such a request.
Additional Information
For additional information regarding your investment in the New ETF, including: (1) purchase, exchange and redemption information; (2) valuation of New ETF shares; (3) account and transaction policies; and (4) information regarding dividends, other distributions and taxes, please see Appendix C.

OTHER INFORMATION
Record Date; Not a Proxy Statement
You are receiving this document because, as of June 5, 2026, you were a shareholder of the Target Fund.  Pursuant to the Reorganization Plan, upon the closing of the Conversion, your shares of the Target Fund will automatically be exchanged for shares of the New ETF with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Conversion is closed (adjusted for cash distributions, if any, for any fraction of a share). The Conversion is currently scheduled to take place on or about July 31, 2026.

The table below shows the number of outstanding shares of the Target Fund as of the Record Date.

Outstanding Shares

Class A	Class C	Class I	Class R-6
3,599,830.337	257,860.114	5,041,398.251	50,357.293

In a matter that were to be submitted to shareholders, each whole share would be entitled to one vote and each fractional share would be entitled to a proportionate fractional vote.

We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

To the Target Fund’s knowledge, as of the Record Date, the beneficial and record owners of 5% or more of any class of the Target Fund as of the Record Date, to the knowledge of the Target Fund, are set forth in Appendix B.  Any shareholder set forth in Appendix B who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Target Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting.  Such control may affect the voting rights of other shareholders.  As of the Record Date, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting securities of the Target Fund. As of the Record Date, the Officers and Trustees of the Trust, as a group, did not own beneficially or of record any of the outstanding shares of the New ETF since the New ETF had not commenced operations.
Next Meeting of Shareholders; Shareholder Proposals; Shareholder Communications
The Funds are not required to hold, and does not hold, annual or other regular meetings of the shareholders.  Since the Funds do not hold regular meetings of shareholders, it is not practicable to specify the anticipated date of the next shareholder meeting of a Fund or a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.  To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before a Fund begins to print and send the proxy materials for that meeting.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to their Fund at 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention of the Secretary.  Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion, because inclusion in the proxy statement is subject to compliance with certain federal regulations.
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Shareholders who want to communicate with the Board (or individual Trustees serving on the Board) may write to the Board as a group or any individual Trustee by writing to the Trust, Attention of the Secretary, Carillon Family of Funds, at 880 Carillon Parkway, St. Petersburg, Florida 33716.  The letter should indicate in which Fund you hold Shares and the number of Shares held. The Trust will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be. If a communication does not indicate a specific Board member, it will be sent to the Chair of the Board for further distribution as deemed appropriate by such person. The Secretary of the Trust may determine not to forward any letter that does not relate to the business of the Trust or a Fund.

FINANCIAL HIGHLIGHTS
For the financial highlights tables of the Target Fund, see “Financial Highlights” in Appendix D.  The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Target Fund and the notes thereto included in the Target Fund’s Form N-CSR filing for the fiscal year ended December 31, 2025, which have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Target Fund and the New ETF, which are incorporated by reference into the Statement of Additional Information, available on our website and upon request. The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the past five years. The New ETF will adopt the performance history of the Class I shares of the Target Fund, which was operated as a mutual fund. The financial information shown below is for the Target Fund for the periods prior to inception of the New ETF. The accounting policies of the New ETF will be consistent with the accounting policies of the Target Fund.
* * * *
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APPENDIX A

PLAN OF REORGANIZATION AND TERMINATION
THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted as of June 18, 2026, by CARILLON SERIES TRUST, a Delaware statutory trust (“Trust”), on behalf of its segregated portfolio of assets (“series”), Carillon ClariVest Capital Appreciation Fund (“Target Fund”), and on behalf of its series, RJ ClariVest Capital Appreciation ETF (the “Acquiring ETF”).  (Each of Target Fund and Acquiring ETF is sometimes referred to herein as a “Fund.”)  All agreements, representations, actions, obligations, and covenants described herein made or to be taken or undertaken by each Fund are made and shall be taken or undertaken by Trust on that Fund’s behalf.
Trust is a statutory trust that is duly organized, validly existing, and in good standing under Delaware law; Trust operates under its Amended and Restated Agreement and Declaration of Trust, dated November 17, 2023 (“Trust Declaration”); Trust is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company; and each Fund is a duly established and designated series thereof.  Trust is classified for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise.
Trust wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will consist of (1) the transfer of Target Fund’s assets to Acquiring ETF in exchange solely for Acquiring ETF’s assumption of Target Fund’s liabilities and the issuance to Target Fund of shares of beneficial interest (“shares”) in Acquiring ETF and cash in lieu of fractional shares, (2) the distribution of those shares pro rata (and cash in lieu of fractional shares) to Target Fund’s shareholders in exchange for their shares in Target Fund and in liquidation thereof, and (3) Target Fund’s termination, all on the terms and conditions set forth in this Plan (collectively, “Reorganization.”)  The Reorganization is being undertaken for bona fide business purposes and not a purpose to avoid federal income tax.
The Trust Declaration permits Trust to vary its shareholders’ investment.  Trust does not have a fixed pool of assets -- each series thereof (including each Fund) is or will be a managed portfolio of securities, and Carillon Tower Advisers, Inc. (“Advisor”) has the authority to buy and sell securities for it.
Trust’s board of trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of Trust, (1) has duly adopted and approved this Plan and the transactions contemplated hereby, (2) has duly authorized performance thereof by Trust, on behalf of each Fund, by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund, and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Target Fund’s shares are divided into four classes, designated Class A shares, Class C shares, Class I shares, and Class R-6 shares (“Class A Target Fund Shares,” “Class C Target Fund Shares,” “Class I Target Fund Shares,” and “Class R-6 Target Fund Shares,” respectively, and, collectively, “Target Fund Shares”).  Commencing at the Effective Time (as defined in paragraph 2.1), Acquiring ETF will issue and have outstanding a single class shares (“Acquiring ETF Shares”).
Target Fund intends to combine Class A Target Fund Shares, Class C Target Fund Shares and Class R-6 Target Fund Shares with Class I Target Fund Shares prior to the date of the Reorganization making the Class I Target Fund Shares the only class of Target Fund Shares.
1.	THE REORGANIZATION.

1.1 Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to assign, transfer and convey to the Acquiring ETF all of the assets of the Target Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring ETF agrees in exchange therefor –

(a) to deliver to the Target Fund the number of Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) determined as set forth in paragraph 2.3; and

(b) to assume the  liabilities of the Target Fund, as set forth in paragraph 1.4.

Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring ETF Shares, the Acquiring ETF shall credit the Acquiring ETF Shares to the Target Fund’s account on the books of the Acquiring ETF and shall deliver a confirmation thereof to the Target Fund.

1.2 The assets of the Target Fund to be acquired by the Acquiring ETF shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables), reflected on an unaudited statement of assets and liabilities of the Target Fund approved by U.S. Bank Global Fund Services, administrator and fund accountant for the Target Fund and Acquiring ETF, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Target Fund’s prior audited period (the “Assets”).

1.3 The Target Fund will identify each shareholder of record that holds Target Fund Shares through an account that is not permitted to hold Acquiring ETF Shares, including fund direct individual retirement accounts (a “Non-Qualifying Account”) and will redeem those shareholders prior to the Closing Date.  The Target Fund shall permit shareholders other than fund direct individual retirement accounts to transfer ownership from a Non-Qualifying Account to an account that may hold Acquiring ETF Shares (a “Qualifying Account”) upon request prior to the Closing Date.

1.4 The Target Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring ETF shall assume all of the Target Fund’s liabilities and obligations in existence on the Closing Date, whether known or unknown, contingent or otherwise.

1.5 Delivery of the Target Fund’s Assets shall be made on the Closing Date to U.S. Bank, N.A., the Acquiring ETF’s custodian (the “Custodian”), for the account of the Acquiring ETF, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring ETF free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring ETF.

1.6 The Target Fund will pay or cause to be paid to the Acquiring ETF any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring ETF hereunder.  The Target Fund will transfer to the Acquiring ETF any distributions, rights or other assets received by the Target Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring ETF on the Closing Date and shall not be separately valued.

1.7 As soon after the Closing Date as is conveniently practicable, the Target Fund will distribute to holders of record of the Target Fund Shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) received by the Target Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Delaware and federal securities laws.  Each Fund Shareholder will receive Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares) having an aggregate net asset value equal to the aggregate net asset value of such Fund Shareholder’s Target Fund Shares, determined as of the close of business on the Closing Date.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring ETF Shares then credited to the account of the Target Fund on the books of the Acquiring ETF to accounts on the share records of the Acquiring ETF in the names of the Qualifying Accounts of Fund Shareholders and representing the respective number of the applicable Acquiring ETF Shares due such Fund Shareholders.  All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund and will be null and void.  Acquiring ETF Shares distributed to Qualifying Accounts of Fund Shareholders will be reflected on the books of the Acquiring ETF as uncertificated, book-entry shares; the Acquiring ETF will not issue share certificates in the Reorganization.  Cash in lieu of fractional Acquiring ETF Shares, if any, shall be distributed to Fund Shareholders entitled to such cash.

1.8 Notwithstanding anything to the contrary herein, fractional Acquiring ETF Shares will not be issued to the  Fund Shareholders. If the calculation of the  distribution amount of Acquiring ETF Shares to any Fund Shareholder results in fractional shares, such Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring ETF Shares that would otherwise be received at the Closing.

1.9 Acquiring ETF Shares will be issued in the manner described in the Information Statement/Prospectus on Form N-14, as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement.

1.10 Any transfer taxes payable upon issuance of the Acquiring ETF Shares in a name other than the registered holder of the Acquiring ETF Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring ETF Shares are to be issued and transferred.

1.11 Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund’s existence is terminated.

1.12 As soon as practicable after the Closing Date, the Trust shall provide the Acquiring ETF with copies of all books and records that pertain to the Target Fund that the Acquiring ETF is required to maintain under the 1940 Act, and the rules of the Commission thereunder.

2.	VALUATION.

2.1 The value of the Target Fund’s Assets to be acquired, and the amount of the Target Fund’s known liabilities to be assumed, by the Acquiring ETF hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust Declaration, and the then-current prospectus or statement of additional information of the Acquiring ETF, which are and shall be consistent with the policies currently in effect for the Target Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2 For purposes of paragraph 1.1(a), the net asset value per share of Acquiring ETF Shares, which are newly created shares, shall be established by the Trust’s management prior to the Closing.

2.3 The number of Acquiring ETF Shares to be issued (and cash in lieu of fractional Acquiring ETF Shares, if any) in exchange for the Target Fund’s net assets shall be determined by dividing the value of the net assets of the Target Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring ETF Share, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made in accordance with the regular practices of U.S. Bank Global Fund Services as fund accountant for the Target Fund and the Acquiring ETF.

3.	CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be July 31, 2026, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of the Advisor, or such other time and/or place as the parties may mutually agree.

3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Target Fund’s Assets have been delivered in proper form to the Acquiring ETF on the Closing Date.  The Target Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Target Fund shall be delivered to the Custodian for the account of the Acquiring ETF by wire transfer of federal funds on the Closing Date.

3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4 The Target Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring ETF’s transfer agent shall issue and deliver to the Trust’s Secretary a confirmation evidencing the Acquiring ETF Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring ETF Shares have been credited to the Target Fund’s account on the books of the Acquiring ETF.  The cash to be delivered by the Acquiring ETF in lieu of fractional Acquiring ETF Shares, if any, shall be delivered on or as soon as practicable after the Closing Date.

3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6 If the Target Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring ETF or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1 The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring ETF, as follows:

 (a) The Target Fund is a duly established and designated series of the  Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to carry out its obligations under this Plan.

 (b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Target Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.  The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

 (c) The current prospectus and statement of additional information of the Target Fund, as supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

 (d) The Target Fund is not, and the performance of this Plan will not result, in material violation of the Trust Declaration or the Trust’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the  Trust is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the performance of this Plan by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Target Fund or by which the Target Fund is bound.

(e) The Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

 (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of the Target Fund’s business or the ability of the Target Fund to carry out the transactions contemplated by this Plan.  The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or the Target Fund’s ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund’s five most recent fiscal years (including the short year resulting from a change in fiscal year) – the years ended October 31, 2021, October 31, 2022, October 31, 2023, December 31, 2023, December 31, 2024, and December 31, 2025 -- have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(i) Since December 31, 2025, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.4 and 4.1(h) hereof.

 (j) At the Closing Date, all federal and other tax returns and reports of the Target Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

 (k) For each taxable year of its operation, the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income Tax under Section 852 of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code.  The Target Fund currently qualifies, and shall continue to qualify for the period beginning on the first day of its current taxable year and ending on the Closing Date, as a regulated investment company under the Code. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. The Target Fund maintained since its formation an October 31 fiscal year-end for U.S. federal income tax purposes through October 31, 2023, and it changed its fiscal year-end to December 31 for U.S. federal income tax purposes beginning as of December 31, 2023.

 (l) All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund.  All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund’s shares, nor is there outstanding any security convertible into any of the Target Fund’s shares.

 (m) On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring ETF will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring ETF.

 (n) This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust’s Board.

 (o) The information to be furnished by the Trust, on behalf of the Target Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

 (p) The Registration Statement, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 The Trust, on behalf of the Acquiring ETF, represents and warrants to the Target Fund, as follows:

 (a) The Acquiring ETF is a duly established and designated series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry out its obligations under this Plan.

 (b) The Trust is registered under the 1940 Act as an open-end management investment company, and, at the Closing Date, the Acquiring ETF’s shares will be registered under the 1933 Act, and such registrations will be in full force and effect.  The Acquiring ETF will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder at the Closing Date.

 (c) At the Closing Date, the current prospectus and statement of additional information of the Acquiring ETF, as supplemented, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

 (d) The Acquiring ETF is not, and the performance of this Plan will not result, in material violation of the Trust Declaration or the Trust’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring ETF or by which the Acquiring ETF is bound, nor will the performance of this Plan by the Acquiring ETF result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring ETF or by which the Acquiring ETF is bound.

 (e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring ETF of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

 (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Acquiring ETF or any of the Acquiring ETF’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring ETF’s financial condition, the conduct of the Acquiring ETF’s business or the ability of the Acquiring ETF to carry out the transactions contemplated by this Plan.  The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring ETF’s business or the Acquiring ETF’s ability to consummate the transactions contemplated herein.

 (g) There shall be no issued and outstanding shares of the Acquiring ETF prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be an affiliate of the Acquiring ETF) in order to commence operations of the Acquiring ETF.  The Initial Shares have been or will be redeemed by the Acquiring ETF prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring  ETF in a non-interest bearing account.

 (h) All issued and outstanding shares of the Acquiring ETF will be, at the Closing Date, validly issued, fully paid, and non-assessable by the Acquiring ETF.  The Acquiring ETF does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring ETF Shares, nor is there outstanding any security convertible into any Acquiring ETF Shares.

 (i) This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust’s Board.

 (j) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring ETF, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring ETF, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring ETF by the Trust.

 (k) No consideration other than the Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, (and the Acquiring ETF’s assumption of the Target Fund’s liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization.

 (l) The Acquiring ETF is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). The Initial Shares have been or will be redeemed by the Acquiring ETF prior to the Closing Date for the price for which they were issued, and any price paid for the Initial Shares shall have been held by the Acquiring ETF only in a non-interest bearing account.

 (m) The Trust has filed an initial registration statement for open-end management investment companies on Form N-1A for the purpose of registering the Acquiring ETF under the 1940 Act.

5.	COVENANTS OF THE TRUST, ON BEHALF OF THE ACQUIRING ETF AND THE TARGET FUND, RESPECTIVELY.

5.1 The Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions in the case of the Target Fund and redemptions of the Initial Shares in the case of the Acquiring ETF.

5.2 The Trust will call a meeting of the Target Fund’s shareholders to consider and act upon this Plan or to obtain the written consent of a majority of the Target Fund’s shares and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Subject to the provisions of this Plan, the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring ETF, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.4 As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Trust shall furnish the Acquiring ETF, in such form as is reasonably satisfactory to the Acquiring ETF, a statement of the earnings and profits of the Target Fund for federal income tax purposes which will be carried over to the Acquiring ETF as a result of Section 381 of the Code and which will be certified by the Trust’s President or its Vice President and Treasurer.

5.5 The Trust, on behalf of the Target Fund, will provide the Acquiring ETF with information reasonably necessary for the preparation of the Registration Statement.

5.6 The Acquiring ETF agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7 The Trust, on behalf of the Target Fund, covenants that the Target Fund is not acquiring the Acquiring ETF Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.8 As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF.

6.1 The obligations of the Acquiring ETF to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.2 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.3 The Trust shall have delivered to the Acquiring ETF a statement of the Target Fund’s assets and known liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust’s Treasurer.

6.4 The Trust shall have delivered to the Acquiring ETF on the Closing Date a certificate executed in the Trust’s name by the Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring ETF, to the effect that the representations and warranties of the Trust, on behalf of the Target Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Acquiring ETF shall reasonably request.

6.5 The Trust’s Board, including a majority of Board members who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Plan are in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of such transactions.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

7.1 The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring ETF of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.2 All representations and warranties of the Trust, on behalf of the Acquiring ETF, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.3 The Trust shall have delivered to the Target Fund on the Closing Date a certificate executed in the Trust’s name by the Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Target Fund, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring ETF, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Target Fund shall reasonably request.

7.4 The Trust’s Board, including a majority of Board members who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Plan are in the best interests of the Acquiring ETF and, there being no existing shareholders of the Acquiring ETF, that the interests of the existing shareholders of the Acquiring ETF, would not be diluted as a result of such transactions.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING ETF.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring ETF, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan.

8.1 This Plan  and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust Declaration and the 1940 Act.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring ETF may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Plan or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Target Fund or the Acquiring ETF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring ETF, provided that either party hereto may for itself waive any of such conditions.

8.4 Each of the Registration Statement and the registration statement on Form N-1A for the purpose of registering the Acquiring ETF under the 1940 Act shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Target Fund and Acquiring ETF shall have received an opinion of K&L Gates LLP substantially to the effect that, based on the facts, assumptions and conditions stated herein and conditioned on the consummation of the Reorganization in accordance with this Plan , for federal income tax purposes:

 (a) The acquisition by the Acquiring ETF of all of the assets of the Target Fund, as provided for in the Plan , in exchange for such Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any), and the assumption by the Acquiring ETF of liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of such Acquiring ETF Shares (and cash in lieu of fractional Acquiring Fund shares, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring ETF each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring ETF in exchange solely for such Acquiring ETF Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) under an applicable mark-to-market rule or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(c) No gain or loss will be recognized by the Acquiring ETF upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of liabilities of the Target Fund and issuance of the Acquiring ETF Shares pursuant to Section 1032(a) of the Code.

(d) No gain or loss will be recognized by the Target Fund upon the distribution of  Acquiring ETF Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (pursuant to the Plan ) of the Target Fund pursuant to Section 361(c)(1) of the Code.

(e) The tax basis of the assets of the Target Fund received by the Acquiring ETF will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(f) The holding periods of the assets of the Target Fund in the hands of the Acquiring ETF will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset.

(g) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for Acquiring ETF Shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

(h) The aggregate tax basis of Acquiring ETF Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(i) The holding period of the Acquiring ETF Shares received by a shareholder of the Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(j) For purposes of section 381, Acquiring ETF will be treated just as Target Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Target Fund’s taxable year, Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by Acquiring ETF as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in Acquiring ETF’s first taxable year that ends after the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as K&L Gates LLP may reasonably request, and the Target Fund and the Acquiring ETF will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.

No opinion will be expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind.

Notwithstanding anything herein to the contrary, neither the Acquiring ETF nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

8.6 The Target Fund shall have redeemed all shareholders holding Target Fund Shares in or through a Non-Qualifying Account.

9.	TERMINATION OF PLAN; EXPENSES.

9.1 This Plan and the transactions contemplated hereby may be terminated and abandoned by the Board at any time prior to the Closing Date (and notwithstanding any vote of the Target Fund’s shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

9.2 If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Plan  shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust, or shareholders of the Target Fund or of the Acquiring ETF, as the case may be, in respect of this Plan.

9.3 Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Advisor, whether or not the Reorganization is consummated.

10.	AMENDMENTS.

The Board may amend, modify, or supplement this Plan at any time in any manner, provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the interests of the Fund Shareholders.

11.	MISCELLANEOUS.

11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2 This Plan  contains the entire understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Plan  or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3 This Plan  shall be governed and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4 This Plan  shall inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

11.5 Notice is hereby given that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust, or shareholders, nominees, agents, or employees of the Acquiring ETF or the Target Fund, individually, but shall bind only the property of the Acquiring ETF or the Target Fund, as the case may be, as provided in the Trust Declaration.

11.6 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted as of June 18, 2026

APPENDIX B

OWNERSHIP OF SHARES

To the Target Fund’s knowledge, as of the Record Date, the below were all of the beneficial and record owners of 5% or more of any class of the Target Fund. The owner listed is either a beneficial owner or a record owner who holds these shares of record for the accounts of certain of its clients, as indicated.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Target Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting.  Such control may affect the voting rights of other shareholders.

Target Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Fund Percentage Owned After the Conversion	Share Class	Share Class Percentage	Share % Percentage Owned After the Conversion**
Raymond James* Omnibus For Mutual Funds Attn Mutual Fund Reconciliation 14G 880 Carillon Pkwy St. Petersburg, FL 33716-1100	30.73%	30.73%
Raymond James* Omnibus For Mutual Funds Attn Mutual Fund Reconciliation 14G 880 Carillon Pkwy St. Petersburg, FL 33716-1100			Class A	50.12%	20.17%
Pershing LLC* 1 Pershing Plz Jersey City, NJ 07399-0002			Class I	34.33%	19.35%
RBC Capital* Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 250 Nicollet Mall Ste 1800 Minneapolis, MN 55401-7583			Class I	10.90%	6.15%
Raymond James* Omnibus For Mutual Funds Attn Mutual Fund Reconciliation 14G 880 Carillon Pkwy St. Petersburg, FL 33716-1100			Class I	15.30%	8.63%
LPL Financial* Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Drive San Diego, CA 92121-3091			Class I	9.80%	5.56%

* Indicates shareholder is a record owner.

** The New ETF will have only one class of shares.

As of the Record Date, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting securities of the Target Fund. As of the Record Date, the Officers and Trustees of the Trust, as a group, did not own beneficially or of record any of the outstanding shares of the New ETF since the New ETF had not commenced operations.
B-1

APPENDIX C

NEW ETF – YOUR INVESTMENT
In this section, references to the “Fund” refer to the New ETF.
How To Invest
Shares are listed on the Exchange and trade in the secondary market. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares.

Shares of the Fund may be purchased or redeemed directly from the Fund only by Authorized Participants and only in Creation Units or multiples thereof. Please see the SAI for more information about purchases and redemptions of Creation Units. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for their customers, including, without limitation, affiliates of the Fund. In addition, certain affiliates of the Fund and the Manager or a subadviser may purchase and resell Fund shares pursuant to this prospectus.

For more information on how to buy and sell shares of the Fund, call 800.421.4184 or visit rjetfs.com.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at rjetfs.com. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive relief, including that such investment companies enter into an agreement with the Fund.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Beneficial Ownership

The Depository Trust Company (“DTC”) serves as securities depository for the Fund’s shares. DTC, or its nominee, is the owner of record for all outstanding shares. Beneficial owners of the Fund’s shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) the securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC (“DTC Participants”), and (iii) brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests (“Indirect Participants”). The Trust understands that, under existing industry practice, in the event the Fund requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owner s acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. For more detailed information, see “Book Entry Only System” in the Fund’s Statement of Additional Information.

Valuing Your Shares

The Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from the Fund’s market price. Investors that purchase and sell the Fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share. The Fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Fund is not required to recalculate its NAV. The Fund does not price its shares on days that the NYSE is closed.

Generally, portfolio securities for which market quotations are readily available are valued at market value; however, the market quotation price may be adjusted to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor-specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services. All other securities and assets for which market quotations are unavailable or unreliable are valued at their fair value in good faith using the investment adviser’s Pricing and Valuation Procedures (“Procedures”), which have been approved by the Board. For example, small-cap securities that are thinly traded or illiquid may be fair valued. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.

The Valuation Rule permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations.

The Board has designated Carillon as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. Carillon performs these duties through a Valuation Committee, comprised of employees of Carillon and/or its wholly-owned affiliates.

Carillon’s Valuation Committee monitors for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (2) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee will determine such securities’ fair value in accordance with the Procedures. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

There can be no assurance, however, that a fair value price used on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading the Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•
Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and the Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

•
Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Forward Contracts — Forward contracts are valued daily at current forward rates provided by an independent pricing services. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Investment Companies and ETFs — Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and other ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Account and Transaction Policies

Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the Fund’s NAV does not fully reflect the value of the Fund’s holdings — for example, when the Fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing.

The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Disclosure of portfolio holdings | Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of business on the previous day through the Fund’s website at rjetfs.com. A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the SAI, which you may also access on the Fund’s website at rjetfs.com or by calling 800.421.4184 to request a free copy.

Householding | In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Dividends, Other Distributions and Taxes

General | The Fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. The Fund distributes dividends from its net investment income (“dividends”) to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The dividends you receive from the Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $545,500, ($613,700 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2026 and will be adjusted for inflation annually. Qualified dividend income consists of dividends received from U.S. corporations and certain qualifying non-U.S. corporations when the Fund satisfies certain holding period requirements with respect to the shares on which such dividends are paid.

The Fund also distributes net capital gains (and, in the case of certain Funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. The Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Fund held the asset(s) that generated the gain (not on how long you hold your shares in the Fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.

If a Fund’s distributions exceed its taxable and tax-exempt interest income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.

In general, selling shares and receiving distributions are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status
Income dividends	Ordinary income, except in the case of qualified dividend income dividends, eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders
Sales of Fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Sales of Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions the Fund pays and net gains realized on a sale of the Fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in the Fund.

Taxes on Creations and Redemptions of Creation Units | A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Additional Information

The Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, subadvisers, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

Account and Transaction Policies

The Fund's Prospectus provides information concerning the Fund that you should consider in determining whether to purchase additional Fund shares.  None of this Combined Information Statement/Prospectus, the Fund's Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Combined Information Statement/Prospectus, the Fund's Prospectus, the Statement of Additional Information or the Fund's reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Description of Indices

The Russell 1000® Growth Index measures the performance of the large‑cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price‑to‑book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

APPENDIX D

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of each class of Target Fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, or Class R-6 share. Effective on or about the close of business on March 1, 2024, for the Target Fund, Class Y shares were combined into Class A shares, and Class R-3 and Class R-5 shares were combined into Class I shares.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This table is a part of the Fund’s financial statements, which are included in the Form N-CSR filings for the Trust, and are incorporated by reference into the Statement of Additional Information (available on our website and upon request).

For the Carillon ClariVest Capital Appreciation Fund, the financial statements in the annual report were audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s annual Form N-CSR, which you may obtain upon request.

Per share data for a share outstanding throughout each year/period

| Fiscal period | | From investment operations | | | | Dividends & distributions | | | | Ratios to average net asset (%) | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Beginning | Ending | Beginning net asset value | Income (loss) | Realized & unrealized gain (loss) | Total | From investment income | From realized gains | Total | Ending net asset value | With expenses waived/ recovered[(a)] | Without expenses waived/ recovered[(a)] | Net income (loss)[(a)] | Portfolio turnover rate (%)[(b)] | Total return (%)[(b)(c)] | Ending net assets (millions) |
| **Carillon ClariVest Capital Appreciation Fund** | | | | | | | | | | | | | | | |
| **Class A*** | | | | | | | | | | | | | | | |
| 01/01/25 . . . . . | 12/31/25 | $54.59 | $(0.21) | $ 12.81 | $ 12.60 | $ — | $(2.66) | $(2.66) | 64.53 | 1.00 | 1.02 | (0.37) | 16 | 22.99 | 252 |
| 01/01/24 . . . . . | 12/31/24 | 45.42 | (0.20) | 16.32 | 16.12 | — | (6.95) | (6.95) | 54.59 | 1.00 | 1.10 | (0.37) | 22 | 35.36 | 222 |
| 11/01/23 . . . . . | 12/31/23 | 44.17 | (0.01) | 6.60 | 6.59 | — | (5.34) | (5.34) | 45.42 | 1.00 | 1.21 | (0.12) | 4 | 14.87 | 181 |
| 11/01/22 . . . . . | 10/31/23 | 46.16 | (0.07) | 5.83 | 5.76 | — | (7.75) | (7.75) | 44.17 | 1.00 | 1.16 | (0.16) | 31 | 15.90 | 161 |
| 11/01/21 . . . . . | 10/31/22 | 64.23 | (0.07) | (13.68) | (13.75) | — | (4.32) | (4.32) | 46.16 | 1.00 | 1.13 | (0.13) | 31 | (22.87) | 156 |
| 11/01/20 . . . . . | 10/31/21 | 51.65 | (0.08) | 20.42 | 20.34 | (0.05) | (7.71) | (7.76) | 64.23 | 1.00 | 1.11 | (0.14) | 20 | 43.42 | 222 |
| **Class C*** | | | | | | | | | | | | | | | |
| 01/01/25 . . . . . | 12/31/25 | 27.79 | (0.33) | 6.48 | 6.15 | — | (1.34) | (1.34) | 32.60 | 1.75 | 1.76 | (1.11) | 16 | 22.06 | 8 |
| 01/01/24 . . . . . | 12/31/24 | 23.29 | (0.31) | 8.35 | 8.04 | — | (3.54) | (3.54) | 27.79 | 1.75 | 1.83 | (1.12) | 22 | 34.39 | 9 |
| 11/01/23 . . . . . | 12/31/23 | 22.68 | (0.04) | 3.39 | 3.35 | — | (2.74) | (2.74) | 23.29 | 1.75 | 1.95 | (0.87) | 4 | 14.71 | 8 |
| 11/01/22 . . . . . | 10/31/23 | 27.77 | (0.20) | 2.86 | 2.66 | — | (7.75) | (7.75) | 22.68 | 1.75 | 1.89 | (0.90) | 31 | 15.05 | 7 |
| 11/01/21 . . . . . | 10/31/22 | 40.66 | (0.29) | (8.28) | (8.57) | — | (4.32) | (4.32) | 27.77 | 1.75 | 1.86 | (0.88) | 31 | (23.45) | 9 |
| 11/01/20 . . . . . | 10/31/21 | 35.39 | (0.32) | 13.30 | 12.98 | — | (7.71) | (7.71) | 40.66 | 1.75 | 1.86 | (0.89) | 20 | 42.34 | 14 |
| **Class I*** | | | | | | | | | | | | | | | |
| 01/01/25 . . . . . | 12/31/25 | 59.75 | (0.06) | 14.03 | 13.97 | — | (2.91) | (2.91) | 70.81 | 0.72 | 0.76 | (0.09) | 16 | 23.31 | 324 |
| 01/01/24 . . . . . | 12/31/24 | 49.57 | (0.04) | 17.83 | 17.79 | (0.00) | (7.61) | (7.61) | 59.75 | 0.70 | 0.85 | (0.07) | 22 | 35.76 | 251 |
| 11/01/23 . . . . . | 12/31/23 | 48.17 | 0.02 | 7.20 | 7.22 | (0.00) | (5.82) | (5.82) | 49.57 | 0.70 | 0.95 | 0.18 | 4 | 14.96 | 213 |
| 11/01/22 . . . . . | 10/31/23 | 49.55 | 0.07 | 6.36 | 6.43 | (0.06) | (7.75) | (7.81) | 48.17 | 0.70 | 0.91 | 0.14 | 31 | 16.24 | 191 |
| 11/01/21 . . . . . | 10/31/22 | 68.46 | 0.10 | (14.67) | (14.57) | (0.02) | (4.32) | (4.34) | 49.55 | 0.70 | 0.88 | 0.18 | 31 | (22.65) | 213 |
| 11/01/20 . . . . . | 10/31/21 | 54.56 | 0.09 | 21.70 | 21.79 | (0.18) | (7.71) | (7.89) | 68.46 | 0.70 | 0.87 | 0.15 | 20 | 43.87 | 400 |
| **Class R-6*** | | | | | | | | | | | | | | | |
| 01/01/25 . . . . . | 12/31/25 | 58.46 | 0.01 | 13.73 | 13.74 | — | (2.85) | (2.85) | 69.35 | 0.64 | 0.68 | 0.01 | 16 | 23.43 | 2 |
| 01/01/24 . . . . . | 12/31/24 | 48.46 | 0.03 | 17.44 | 17.47 | (0.02) | (7.45) | (7.47) | 58.46 | 0.60 | 0.77 | 0.06 | 22 | 35.90 | 0 |
| 11/01/23 . . . . . | 12/31/23 | 47.09 | 0.02 | 7.04 | 7.06 | — | (5.69) | (5.69) | 48.46 | 0.60 | 0.88 | 0.28 | 4 | 14.96 | 0 |
| 11/01/22 . . . . . | 10/31/23 | 49.31 | 0.08 | 6.23 | 6.31 | (0.78) | (7.75) | (8.53) | 47.09 | 0.60 | 0.83 | 0.16 | 31 | 16.37 | 0 |
| 11/01/21 . . . . . | 10/31/22 | 67.92 | 0.18 | (14.40) | (14.22) | (0.07) | (4.32) | (4.39) | 49.31 | 0.60 | 0.79 | 0.31 | 31 | (22.31) | 0 |
| 11/01/20 . . . . . | 10/31/21 | 54.19 | 0.15 | 21.52 | 21.67 | (0.23) | (7.71) | (7.94) | 67.92 | 0.60 | 0.79 | 0.24 | 20 | 43.99 | 2 |

* Per share amounts have been calculated using the daily average share method.

D-1

STATEMENT OF ADDITIONAL INFORMATION
June 18, 2026

For the Reorganization of

Carillon ClariVest Capital Appreciation Fund (“Target Fund”)
into
RJ ClariVest Capital Appreciation ETF (“New ETF” or “fund”), each a series of Carillon Series Trust (“Trust”)

880 Carillon Parkway
St. Petersburg, FL 33716

The Target Fund will be reorganized into the New ETF as follows:
Carillon ClariVest Capital Appreciation Fund Class I – HRCIX	RJ ClariVest Capital Appreciation ETF RJCA

Fund	Exchange:
RJ ClariVest Capital Appreciation ETF	NYSE Arca, Inc.
This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Target Fund, in connection with the reorganization (“Conversion”) of the Target Fund, a series of the Trust, into the New ETF, a newly created series of the Trust, as described in the combined Information Statement and Prospectus dated June 18, 2026 relating to the Conversion (File No. 333-295907) (the “Combined Information Statement/Prospectus”).  Pursuant to the Reorganization, the Target Fund will transfer all of its assets to the New ETF in exchange solely for shares of beneficial interest in the New ETF and the New ETF’s assumption of the Target Fund’s liabilities. The shares of the New ETF received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the date of the Conversion, and the Target Fund will be terminated.
This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:
1.	The Combined Statement of Additional Information of the Trust dated May 1, 2025, with respect to the Target Fund (File Nos. 811-07470 and 033-57986).
2.	The Annual Report to shareholders of the Trust with respect to the Target Fund, financial statements and other information filed on Form N-CSR for the fiscal year ended December 31, 2025.
3.	The Semi-Annual Report to shareholders of the Trust with respect to the Target Fund, financial statements and other information filed on Form N-CSR for the fiscal period ended June 30, 2025.

Because the New ETF was newly-created for the purposes of this Conversion, the New ETF has not published annual or semi-annual shareholder reports. The New ETF is a newly-created shell series of the Trust with no assets or liabilities that will commence operations upon consummation of the Conversion and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Conversion, and the New ETF, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Class I shares of the Target Fund. The Target Fund’s Annual

Report and Semi-Annual Report have previously been transmitted to the Target Fund’s shareholders and its Form N-CSR filings are on file with the SEC.
This SAI is not a prospectus. The Combined Information Statement/Prospectus relating to the Conversion may be obtained, without charge, by calling toll-free (800) 421-4184, sending an email to CarillonFundServices@carillontower.com or by writing to Carillon Family of Funds at P.O. Box 33022, St. Petersburg, Florida 33733.  This document is also available at rjinvestmentmanagement.com. This SAI should be read in conjunction with the Combined Information Statement/Prospectus. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Combined Information Statement/Prospectus.
This SAI is not an offer to sell any shares of the New ETF. A written offer can be made only by a prospectus. The documents incorporated by reference above include information about other funds in the Trust that is not relevant to the Conversion. Please disregard that information.
No person has been authorized to give any information or to make any representations other than those contained in the Combined Information Statement/Prospectus or in this SAI, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or New ETF.
Financial Statements
The audited financial statements of the Target Fund and notes thereto, and the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, with respect to such audited financial statements, are incorporated herein by reference from the Target Fund’s Form N-CSR for the fiscal year ended December 31, 2025. The unaudited financial statements of the Target Fund and notes thereto are incorporated herein by reference from the Target Fund’s Form N-CSR for the fiscal period ended June 30, 2025. Copies of the Trust’s Annual and Semiannual Reports to shareholders and the Trust’s financial statements and accompanying notes are available, without charge, upon request, by writing to Carillon Family of Funds as set forth above or at P.O. Box 23572, St. Petersburg, FL 33742, calling 800.421.4184 or by visiting our website at rjinvestmentmanagement.com.
Supplemental Financial Information
Tables showing the current fees and expenses of the Target Fund, and the fees and expenses of the New ETF on a pro forma basis after giving effect to the Conversion, are included in the “Comparative Fee and Expense Tables” section in the Combined Information Statement/Prospectus. The Target Fund shall be the accounting and performance survivor in the Conversion, and the New ETF, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Class I shares of the Target Fund.
The Conversion will not result in a material change in the Target Fund’s investment portfolio since the Target Fund and the New ETF have identical investment objectives and substantially similar principal investment strategies (except that the New ETF is an actively managed exchange-traded fund), along with substantially similar principal risks. As a result, a schedule of investments of the Target Fund modified to reflect such change and accompanied by narrative disclosure describing the change is not required and is not included.
There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the New ETF.

I.	GENERAL INFORMATION

The fund is a separate series of Carillon Series Trust (the “Trust”), which was established as a Delaware statutory trust on May 5, 2017. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares in separate series (each a “fund” and collectively the “funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon,” “Carillon Tower” or “Manager”). On September 30, 2022, Carillon Tower began also doing business as Raymond James Investment Management. This did not involve any change in Carillon’s structure, ownership, or control.
The fund issues and redeems shares at net asset value (“NAV”) only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of securities (“Basket”), together with a specified cash payment, or, in certain circumstances, for an all cash payment. Unlike mutual funds, shares are not individually redeemable.
Certain employees of the fund’s adviser and/or subadviser may be responsible for interacting with market participants that transact in Baskets for one or more Creation Units. As part of these discussions, these employees may discuss with a market participant the securities the fund is willing to accept in connection with a purchase (“creation”) of shares, and securities that the fund will provide on a redemption of shares. The employees may also discuss portfolio holdings-related information with broker/dealers in connection with settling the fund’s transactions, as may be necessary to conduct business in the ordinary course.
Shares of the fund are listed on NYSE Arca, Inc. (the “Exchange”), a national securities exchange, and trade in the secondary market, where most investors will buy and sell them at market prices that change throughout the day. Such market prices may be lower, higher or equal to NAV. Accordingly, when transacting in the secondary market, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares. Investors may also pay brokerage commissions and similar charges when purchasing and selling shares.
The shareholders of the Target Fund are being asked to approve a Plan of Reorganization and Termination (“Reorganization Plan”), pursuant to which the Target Fund will be reorganized with and into the fund. A copy of the Reorganization Plan is attached as Exhibit A to the Combined Information Statement/Prospectus. The Reorganization Plan contemplates certain transactions, including: (a) the transfer of all assets of the Target Fund to the fund in exchange solely for fund shares and the fund’s assumption of all liabilities of the Target Fund; (b) the distribution of those fund shares pro rata to shareholders of the Target Fund in exchange for their shares therein and in complete liquidation thereof; and (c) the complete termination of the Target Fund. If the Reorganization Plan is approved, the fund will acquire all of the assets and assume all of the liabilities of the Target Fund. Since the investment objective of the fund is identical to that of the Target Fund, the Target Fund and the fund have substantially similar principal investment strategies, and the fund engages the investment adviser and subadvisers currently providing services to the Target Fund as the fund’s investment adviser and subadvisers, the fund will adopt the prior performance and financial history of the Target Fund’s Class I shares and the Target Fund will be the accounting and performance survivor.
The fund described in this SAI operates for many purposes as if it were an independent company. The fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics. The fund is “diversified,” as that term is defined by the 1940 Act.

II.	INVESTMENT INFORMATION

A.	Investment Policies, Strategies and Risks

This section provides a detailed description of the securities in which the fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies. For more information regarding the description of various types of securities in which the fund may invest, please refer to Appendix A, Investment Types Glossary. The fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted. For more information on the fund’s principal strategies and risks, please see the fund’s Prospectus.
Equity Securities:
Common Stocks. The fund may invest in common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.
Small- and Mid-Capitalization Stocks. The fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the fund to liquidate its securities positions. In addition, it may be prudent for the fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the fund’s asset size increases, the fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.
The fund may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.
Convertible Securities, Including Convertible Preferred Securities. The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, generally have features of, and risks associated with, both equity and fixed income instruments. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Other Investment Companies, including money market funds and ETFs. The fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds (“ETFs”), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.
S&P’s Depositary Receipts, S&P’s Mid Cap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies (“Index Securities”). Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
As a shareholder, the fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance.
The fund’s investment in securities of other investment companies, except for money market funds, is generally limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company and (iii) 10% of the fund’s total assets in all investment companies in the aggregate. However, the fund may exceed these limits when investing in shares of an ETF or other investment company, subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC.
Rule 12d1-4 under the 1940 Act, permits various types of fund of fund arrangements without an exemptive order under certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Additionally, as part of the streamlining of the fund of fund arrangements, the SEC rescinded certain exemptive orders and withdrew certain no-action letters.
Preferred Stock. The fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.

Real Estate Investment Trusts (“REITs”). The fund may invest in REITs. The risks associated with REITs include defaults by borrowers, self-liquidation, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, lack of availability of mortgage funds or financing, adverse governmental, legal or regulatory action, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs may not be diversified geographically or by property or tenant type.
Large-Capitalization Stocks. The fund may invest in large-cap companies. The risk associated with large-cap stocks arises because they may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies.
Growth Stocks. Growth stocks are those of companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or earnings decrease, the prices of these securities may decline, sometimes sharply, even if earnings showed an absolute increase. The fund’s investments in growth stocks may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth stocks may lack the dividend yield that can cushion prices in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Value Stocks. Value stocks are those of companies are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may go down. While the fund’s investments in value stocks may limit its downside risk over time, the fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.
Warrants and Rights. The fund may invest in warrants and rights. Rights are instruments that permit the fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The market price of warrants is usually significantly less than the current market price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Special Purpose Acquisition Companies (“SPACs”). The fund may invest in the common stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”) that pool funds to seek potential acquisition opportunities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public, and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S.

Government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable acquisition. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments, such as U.S. Government securities and money market fund securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the fund’s ability to meet its investment objective. The fund may invest in SPACs for a variety of investment purposes, including to achieve capital gains. SPACs may provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. However, unless it is subject to a restriction on resale, the fund may sell its investment in a SPAC at any time, including before, at or after the time of a merger or acquisition. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Certain SPACs in which the fund may invest, or the securities of an acquisition target, may not be registered under the Securities Act of 1933, as amended, or no public market may otherwise exist for such securities. Such investments in unregistered SPACs may have extended restrictions on their resale, be considered illiquid or otherwise involve a high degree of risk, which could cause the fund to lose all or part of its investment.
An investment in a SPAC is subject to a variety of additional risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights held by the fund with respect to the SPAC may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; and (ix) some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. Securities and Exchange Commission (“SEC”) rule amendments relating to SPACs require, among other things, enhanced disclosure requirements for SPAC offerings and procedural requirements in the completion of transactions.
Investment Grade and Lower Rated Securities:
Investment Grade Securities. The fund may invest in debt securities rated investment grade. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher-grade bonds. The fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.
Short-Term Money Market Instruments:
Bankers’ Acceptances. The fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument’s marketability is affected primarily by the reputation of the accepting bank and market demand. The fund may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. The fund may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).
Certificates of Deposit (“CDs”). The fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.
Bank Time Deposits. The fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
U.S. Government Securities:
U.S. Government Securities and/or Government-Sponsored Enterprises. The fund may invest in U.S. Government Securities and/or Government-Sponsored Enterprises. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by the discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. government agency securities are subject to credit risk, interest rate risk and market risk.
Foreign Securities Exposure:
European Securities. The fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU” or “Eurozone”). The EMU is comprised of EU members that have adopted the Euro currency. As part of EMU membership, member states relinquish control of their own monetary policies to the European Central Bank. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates; fiscal and monetary controls; and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and may significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (except Denmark) are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Changes in imports or exports, changes in governmental or European regulations on trade, changes in the exchange rate of the Euro, the threat of default or actual default by one or more European countries on its sovereign debt, and/ or an economic recession in one or more European countries may have a significant effect on the economies of other European countries and their trading partners.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; national unemployment; aging populations; rising government debt levels and the possible default on government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the fund’s investments. In addition, one or more countries may abandon the Euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in some cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.
Certain European countries have experienced negative interest rates on certain fixed-income instruments. A negative interest rate is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the fund’s performance to the extent the fund is exposed to such interest rates.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets, as could military conflicts. The impact of these or other events is not clear but could be significant and far-reaching and materially impact the value and liquidity of the fund’s investments.
Russia’s war with Ukraine has negatively impacted European economic activity. Additionally, Russia may continue to attempt to assert its influence in the Eastern Europe region through economic or even military measures. The Russia/ Ukraine war and Russia’s response to sanctions imposed by the U.S., EU, United Kingdom and others have and could continue to severely impact the performance of economies of European and other countries, including adverse effects to global financial and energy markets, global supply chains and global growth, and inflation. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Eastern Bloc (i.e. ex-Soviet Union-controlled countries in Europe) and may, at times, take actions that could negatively impact European economic activity.
The United Kingdom withdrew from the European Union on January 31, 2020. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, the longer term economic, legal, and political framework between the United Kingdom and the EU may lead to ongoing political and economic uncertainly and periods of increased volatility in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by past or future changes to the legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.
Illiquid and Restricted Securities:
The fund will not purchase or otherwise acquire any illiquid security, if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Securities that have not been registered under the Securities Act include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and/or resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. In addition, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the U.S. and includes a provision for U.S. investors, such as the fund, to purchase such unregistered securities if certain conditions are met. Unregistered securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
The fact that there are contractual or legal restrictions on the resale of restricted securities to the general public or to certain institutions may not be indicative of their liquidity, and not all restricted securities are considered illiquid. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.
In addition, Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of unregistered securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A may provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. A determination could be made that certain securities qualified for trading under Rule 144A are liquid. However, to the extent that such securities are deemed to be illiquid, the fund will be subject to the 15% limitation described above.
Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. Certain of the fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have more limited product lines, markets or financial resources, or they may be dependent on a limited management group. The fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the fund’s NAV.
Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the U.S.
Sector Risk:
From time to time, based on market or economic conditions, the fund may have significant positions in one or more sectors of the market. To the extent the fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Other Investment Practices:
Loans of Portfolio Securities. The fund may loan portfolio securities to qualified broker-dealers. The primary objective of securities lending is to supplement the fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for the fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. The fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it may do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the fund’s securities lending agent may indemnify the fund against that risk. The fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and the fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions. The fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to the fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Taxes” below).
Temporary Defensive Purposes. For temporary defensive purposes during anticipated periods of general market decline, the fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch. For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B. The fund may also take positions that are inconsistent with its principal investment strategies.
Cyber Security:
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the fund and its service providers may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (sometimes referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the fund, its investment adviser, its subadvisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact the fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The fund may also incur additional compliance costs for corrective measures or cyber security risk management purposes, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers or securities in which the fund may invest, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such companies to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by fund service providers or counterparties.
In addition, other events or circumstances—whether foreseeable, unforeseeable, or beyond the fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.
Any of these results could have a substantial adverse impact on the fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, shareholders could lose access to their electronic accounts and be unable to buy or sell Shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the fund, such as trading, NAV calculation, shareholder accounting or fulfillment of fund share purchases and redemptions. Cybersecurity incidents could cause the fund or fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the fund or fund service provider violated privacy and other laws. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity and business continuity plans in the event there is a cybersecurity breach, including the possibility that certain risks may not have been adequately identified or prepared for, in large part because different or unknown threats may emerge in the future. Furthermore, the fund does not control the cybersecurity systems and plans of the issuers of securities in which the fund invests or the fund’s third-party service providers or trading counterparties or any other service providers whose operations may affect the fund or its shareholders. The widespread use of remote work arrangements may increase operational and information security risks.
The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid arrangements by the fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
B.	Industry or Sub-Industry Classifications

For purposes of determining industry or sub-industry classifications, the fund relies primarily upon classifications published by Standard & Poor’s Global Industry Classification Standard (“GICS®”). If GICS® does not have an industry or sub-industry classification for a particular security, Carillon Tower, the fund’s investment adviser, will then rely upon classifications published by Bloomberg L.P. If the designated industry or sub-industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the fund will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.
III.	INVESTMENT LIMITATIONS

A.	Fundamental Investment Policies

The fund has adopted the following fundamental policies, which may not be changed without the approval by “vote of a majority of the outstanding voting securities” of the fund as defined in the 1940 Act. The 1940 Act provides that the “vote of a majority of the outstanding voting securities” of the fund means the vote, at the annual or a special meeting of the security holders of such fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the fund, whichever is the less.
Borrowing. The fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities. The fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Concentration. The fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Diversification. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Loans, Repurchase Agreements and Loans of Portfolio Securities. The fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate. The fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the fund may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities. The fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.	NET ASSET VALUE

The fund’s NAV per share is computed by adding total assets, subtracting all of the fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from the fund’s market price. Investors that purchase and sell the fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share. The NAV per share of the fund is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”) and the NASDAQ, (typically 4 p.m. Eastern time). The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets. The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The Board has designated Carillon Tower its valuation designee, with responsibility for the day-to-day (1) calculation of the fund’s NAV and (2) carrying out certain functions relating to the valuation of portfolio securities and other instruments in connection therewith. Carillon Tower performs these duties through a Valuation Committee, comprised of employees of Carillon Tower and/ or its wholly-owned affiliates. Carillon Tower’s Valuation Committee will monitor for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (2) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee shall determine such securities’ fair value in accordance with Carillon Tower’s, Pricing and Valuation Procedures, which have been approved by the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

As described further in the Prospectus, the fund values securities or assets held in its portfolio as follows:
Credit Default Swaps. Credit default swaps are valued with prices provided by independent pricing services. A newly issued credit default swap may be priced at cost for up to one business day after a purchase if a market price is not available from an approved independent pricing service.
Equity Securities. A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded. A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ will adjust the price to equal the “inside” bid or ask price, whichever is closer. If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.
Foreign Equity Securities. Portfolio securities traded primarily on foreign exchanges generally are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the fund is to be valued. If no sale is reported at that time on any foreign market in which the security trades, the market value shall be based on the most recent quoted bid price. At times, an exchange may modify a published closing price after the fund is priced; in such cases, the fund is not required to be revalued. Because trading hours for certain foreign securities end before the close of the NYSE and the NASDAQ, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Pricing and Valuation Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and the fund’s NAV calculation. The Valuation Committee, using the Pricing and Valuation Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.
Fixed Income Securities. Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Medium Term Notes may be valued using prices provided by independent pricing services or broker quotes. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Forward Contracts. Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.
Investment Companies and ETFs. Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Options and Futures. Options and futures positions are valued based on market quotations, if available and reliable. Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the Valuation Committee will fair value the security using the Procedures.
The fund is open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the fund’s close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the fund’s NAVs per share are not calculated. The fund calculates NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the fund’s NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.
V.	DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s policy is to protect the confidentiality of information relating to non-public portfolio holdings and to prevent the selective disclosure of non-public information. To this extent, neither the fund nor Carillon Tower will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the fund’s Chief Compliance Officer (“CCO”) or as described below.
The fund will disclose on its website at the start of each Business Day (as defined below) the identities and quantities of the securities and other assets held by the fund that will form the basis of the fund’s calculation of its NAV on that Business Day. The fund’s entire portfolio holdings are also publicly disseminated each day the fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, each day a basket composition file, which includes the security names and share quantities to deliver in exchange for fund shares, together with estimates and actual cash components, is publicly disseminated daily via the NSCC (as defined below). The basket represents one Creation Unit of the fund.
The fund’s portfolio holdings as of the end of each fiscal quarter are reported on Form N-PORT and are reported on Form N-CSR for its semiannual and annual periods. See the Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the fund’s portfolio holdings.
The fund’s officers and certain Carillon Tower and subadviser employees have regular access to the fund’s non-public portfolio holdings. The CCO may approve access to such portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the fund’s shareholders. The Code of Ethics for Carillon Tower and the subadvisers, other than Tidal Investments LLC (“Tidal”), prohibits employees from revealing non-public information other than to: (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis. Tidal’s Code of Ethics generally requires that any personnel with knowledge of the fund’s portfolio holdings that has not yet been publicly disclosed is prohibited from disclosing such information to any other person, except as authorized in the course of their required duties of employment, until such information is made public pursuant to the fund’s portfolio holdings policy. All Carillon Tower and subadviser personnel must annually certify compliance with the relevant Code of Ethics.
The fund, Carillon Tower and the subadvisers are prohibited from entering into any arrangement to disclose the fund’s non-public portfolio holdings for any type of consideration.
Certain employees of Carillon Tower and/or the subadvisers are responsible for interacting with Authorized Participants (as defined below) and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the fund is willing to accept for a creation, and securities that the fund will provide on a redemption. These employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the fund’s current registration statement.
From time to time, employees of Carillon Tower and/or a subadviser may discuss portfolio holdings information with the applicable Exchange for the fund as needed to meet the exchange listing standards.
Certain information may be provided to employees of investment advisers who manage funds that invest a significant percentage of their assets in shares of the fund (“acquiring fund”) as necessary to manage the acquiring fund’s investment objective and strategy.
The CCO may provide an entity including the fund’s subadviser and custodian (“Authorized Service Provider”) with access to the fund’s non-public portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose, subject to restrictions on selective disclosure imposed by applicable law. An Authorized Service Provider may not receive such portfolio holdings information unless it signs a confidentiality agreement.
The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department for approval and posted on the fund’s website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the fund’s website. All ad hoc disclosure requests will be reported to the fund’s Board at its next meeting.
In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the fund’s shareholders and Carillon Tower, a subadviser, the Distributor or any affiliated person of the fund, the disclosure will not be made unless a majority of the Independent Trustees (as defined below) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.
The CCO will make an annual report to the fund’s Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.

VI.	TAXES

General. The fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a “regulated investment company” under the Code (“RIC”). By so qualifying, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, the fund must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”) and must meet several additional requirements. With respect to the fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trade or business or the securities of one or more qualified publicly traded partnerships (each, a “Diversification Requirement”).
If the fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and both Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), all or part of those dividends may be Qualified Dividend Income (defined below)). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
The fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Disposition of Fund Shares and Distributions. A sale of fund shares will result in a taxable gain or loss to the selling shareholder, depending on whether the sale proceeds are more or less than the shareholder’s adjusted basis in the shares. In addition, if shares of the fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after selling other shares of that fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Any capital gain a non-corporate shareholder recognizes on a sale of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2026 and will be adjusted for inflation annually.
If shares of the fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.
Dividends and other distributions the fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.
Dividends from the fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year (“Qualified Dividend Income”), may be eligible to be taxed at the 15% / 20% maximum federal income tax rates for non-corporate shareholders mentioned above. In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of the fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions. Distributions of the fund’s net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or reinvested in additional fund shares and regardless of the length of time the shares have been held. A distribution of an amount in excess of the fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale of the shares. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income.
The fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
For federal income tax purposes, net capital losses incurred by the fund in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carry forwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be distributed as such to shareholders.
Since the fund has not commenced operations as of the date of this SAI, the fund has not had any capital loss carry forwards, but it will succeed to the Target Fund's tax attributes, including capital losses and capital loss carry forwards.
As of December 31, 2025, the Target Fund did not have any capital loss carryforwards available.  The Target Fund did have post-October capital losses of approximately $539,375.
Shareholders receive federal income tax information regarding dividends and other distributions after the end of each year from the intermediary through which they invested in fund shares.
Basis Election and Reporting. A shareholder’s basis in shares of the fund that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with an intermediary’s default method, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The method the fund shareholder elects (or the default method) may not be changed with respect to a sale of Covered Shares after the settlement date of the sale.
In addition to the requirement to report the gross proceeds from sales of fund shares, the intermediary through which a shareholder invests in fund shares must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Income from Foreign Securities. Dividends and interest the fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
The fund may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be treated as Qualified Dividend Income.
If the fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The fund may elect to mark-to-market its stock in any PFIC in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over the fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after the fund acquires shares therein. While the fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and the fund reserves the right to make such investments as a matter of its investment policy.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.
Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.
Some futures, foreign currency contracts and “non-equity options” (i.e., certain listed options, such as those on a “broad-based” securities index) -but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -in which the fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts the fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund.
Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which the fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the federal income tax consequences to the fund of straddle transactions are not entirely clear.
If the fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Original Issue Discount and Pay-in-Kind Securities. The fund may acquire zero coupon, step coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, such the fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year. Because the fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.
REITs. The fund may invest in REITs. The fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If the fund distributes the excess, that distribution could constitute a “return of capital” (i.e., a non-taxable reduction in each shareholder’s basis in his or her fund shares, with any amount exceeding that reduction taxed to the shareholder as capital gain) to the fund’s shareholders for federal income tax purposes. Dividends the fund receives from a REIT generally will not constitute Qualified Dividend Income. The fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.
After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in the fund’s also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in the annual Forms 1099 sent to shareholders, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although the fund may, in one or more years, request from the IRS an extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to each shareholder on a single form (rather than having to send them amended forms).
The Code generally allows non-corporate persons a deduction for 20% of “qualified REIT dividends.” Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in the fund that invests in REITs will be able to receive the benefit of the 20% deduction with respect to the fund’s dividends that are based on REIT dividends received by the fund.
The fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the fund pays. Proposed regulations (effective while pending) eliminate the withholding tax with respect to capital gain distributions and the proceeds of sales of fund shares that was scheduled to go into effect in 2019.
The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from the fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the fund.
Additional Tax Considerations
At the start of operations, the fund may acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code. If one or more of the in-kind contributions were to be determined later to fail to qualify for tax-deferred treatment, then the fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets. This also could result in the fund’s failure to distribute all of its gains during an applicable year, which could result in the imposition of income tax on the fund with respect to the undistributed gain and, in some circumstances, pose a risk that the fund would lose its qualification as a regulated investment company.
The failure of a contribution to satisfy the requirements of Section 351 would cause the contribution to be treated as a taxable event and the contributing Shareholder would recognize an immediate gain or loss on the contributed assets. If such failure is not discovered until a later time, this could also cause the contributing Shareholder to incorrectly calculate and report gain or loss on its disposition of its fund shares.
The fund makes no representations as to whether any of such in-kind contributions qualify for Section 351 treatment, or as to any ancillary tax consequences. Additionally, future changes in the Code or regulations and interpretations applicable to Section 351 may impact the ability of contributing investors to take advantage of the deferral of immediate gains or losses on contributed assets. Investors making in-kind contributions to the fund are urged to consult their own tax advisors.
Taxes on Creations and Redemptions of Creation Units
A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters. The fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Code, the fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.
* * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the fund under state and local tax laws, which may differ from the federal tax treatment described above.
VII.	SHAREHOLDER INFORMATION

Each share of the fund gives the shareholder one vote in matters submitted to shareholders for a vote. In matters affecting only a particular fund, only shares of that fund are entitled to vote. As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust’s or the fund’s operation and for the election of Trustees under certain circumstances. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.
VIII.	FUND INFORMATION

A.	Management of the Fund

Board of Trustees. The fund is governed by the Board of Trustees (“Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the fund, which includes the general oversight and review of the fund’s investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the fund. The Board oversees the fund’s officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the fund’s Chief Compliance Officer, who reports regularly to the Board. The Board also is assisted by the fund’s independent auditor (who reports directly to the fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the fund. Carillon Tower, as part of its responsibilities for the day-to-day operations of the fund, is responsible for day-to-day risk management for the fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the fund.
In general, the fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the fund. In addition, under the general oversight of the Board, Carillon Tower, the fund’s subadviser(s) and other service providers to the fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the fund’s subadviser(s).
The Board also oversees risk management for the Trust and the fund through review of regular reports, presentations and other information from officers of the fund and other persons. The fund’s CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Carillon Tower and the fund’s subadviser(s) with respect to the fund’s investments. In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the fund, either directly or through Carillon Tower or the fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the fund’s CCO regarding the effectiveness of the fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower, the fund’s subadviser(s), and the fund’s principal underwriter in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the fund’s subadviser(s); (2) the Trust’s agreements with Quasar Distributors, LLC, the fund’s principal underwriter; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.
The Trust’s Treasurer and Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters. In addition, the Audit Committee receives regular reports from the fund’s independent registered public accounting firm on internal control and financial reporting matters. On an annual basis, the Independent Trustees meet with the fund’s CCO to discuss matters relating to the fund’s compliance program.
Not all risks that may affect the fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the fund, the subadviser(s) or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve the fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.
Board Structure and Related Matters
Board members who are not “interested persons” of the fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least three-quarters of the Board. In addition, the Chair of the Board is an Independent Trustee. The Chair presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the fund.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees. The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the fund’s independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chair and Board committees, is appropriate for the fund in light of, among other factors, the asset size and nature of the fund, the number of funds overseen by the Board, the arrangements for the conduct of the fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of the presence of management and any Interested Trustees. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board held four regular meetings during the most recent fiscal year. In addition, the Board held special meetings virtually following meetings of the Nominating Committee four times during the last fiscal year. The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meeting.

The Trustees are identified in the tables below, which provide information as to their principal business occupations held during at least the last five years and certain other information.
Background of Trustees and Officers. The following is a list of the Trustees of the Trust with their principal occupations and present positions held during at least the last five years, including any affiliation with Carillon Tower, a principal underwriter or Raymond James Financial, Inc. (“RJF”), the parent company of Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. The first section of the table lists information for each Trustee who is deemed an Interested Trustee.  Information for each Trustee who is deemed an Independent Trustee appears in the second portion of the table.  The address of each Trustee is 880 Carillon Parkway, St. Petersburg, FL 33716, and shareholders may contact them directly, individually or collectively as a Board, at such address.
Trustees
Name, Birth Year and Position, Term of Office(a)and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex(b)	Other Directorships held by Trustee
Interested Trustee:
Christopher A. Staples (c) (1970) Trustee since 2026 (Carillon Series Trust)	Senior Vice President, Transamerica Asset Management since 2006; Lead Portfolio Manager, Transamerica Asset Management since 2007; Senior Director, Investments, Transamerica Asset Management since 2016; Vice President and Chief Investment Officer, Advisory Services, Transamerica Funds and Transamerica Series Trust since 2007; Vice President and Chief Investment Officer, Advisory Services, Transamerica Asset Allocation Variable Funds, 2007 – 2023; Vice President and Chief Investment Officer, Transamerica ETF Trust, 2017 – 2024; Trust Officer, Massachusetts Fidelity Trust	19	N/A
Independent Trustees:
Camille Alexander, CFA® (1968) Trustee since 2026 (Carillon Series Trust)	Global Head of Sales and Distribution, BNY Advisors, 2021 – 2023; President, Washington, D.C. Region, BNY Wealth, 2020 – 2021; Senior Director, BNY Wealth, 2020; President’s Council Representative, CFA Institute, 2019 – 2021; Co-Chair, US Society Advocacy Advisory Council, CFA Institute, 2016 – 2020	19
Independent Board Director and Audit Committee Chair, Schurz Communications (digital infrastructure company), since 2022; Investment Committee Member, American Psychological Association, since 2016; National Advisory Board Member, Community Renewal International, since 2013

Trustees
Name, Birth Year and Position, Term of Office(a)and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex(b)	Other Directorships held by Trustee
John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Founder and President, Carter Legal, PLLC, since 2025; Special Counsel, Osprey Law Firm, PA 2015-2025; Founder, Global Recruiters of St. Petersburg 2012 – 2015; President and Chief Executive Officer, Transamerica Asset Management 2006 – 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	19	Trustee, RiverNorth Funds since 2013 (11 funds)
Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010	19	N/A
Arvind Rajan, PhD, CFA® (1960) Trustee since 2026 (Carillon Series Trust)	Co-Founder and Managing Partner, Basis Point Global Solutions, LLC (investment and market research) since January 2020; International Chief Investment Officer/Head of Global and Macro, PGIM Fixed Income, 2011 - 2020; Head of Quantitative Research and Risk Management, Prudential Fixed Income, 2008 - 2011; Proprietary Trader, Citigroup, 2005 - 2008; Co-Head of Fixed Income Strategy/Global Head of Structured Credit Research, Citigroup, 2003 - 2005; Global Head of Emerging Markets Quantitative Research, Salomon Brothers/Citigroup, 1997 - 2003	19	N/A
Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant, since 1996; Principal, Lazure Enterprises, 2013 - 2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	19	N/A

Trustees
Name, Birth Year and Position, Term of Office(a)and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex(b)	Other Directorships held by Trustee
Scott M. Weiner, PhD (1972) Trustee since 2026 (Carillon Series Trust)	Global Head of Quantitative Solutions, Janus Henderson Investors, 2017 - May 2024; Managing Member, Oxbridge, LLC (executive coaching and education services), since 2024; Founder, Veterans on Wall Street, 2010	19	N/A

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 76th birthday, subject to any extension of this policy granted by the Board. Accordingly, Dr. Talbot is expected to retire from the Board following the November 2026 Board meeting.
(b) “Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as investment adviser.
(c) Mr. Staples is deemed to be an “interested person,” as defined by the 1940 Act, by virtue of his position with Transamerica Asset Management, Inc., certain of its affiliates, and certain registered investment companies for which it serves as investment adviser. Mr. Staples retired from these positions on February 5, 2026.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Interested Trustee
Christopher Staples: Mr. Staples has extensive experience in the investment management business, including as a senior vice president, senior director, lead portfolio manager and chief investment officer for a global asset management firm and service as an officer of registered investment companies.
Independent Trustees
Camille Alexander: Ms. Alexander has extensive experience in the investment management business, including as global head of sales and distribution and regional president for an asset management firm, a portfolio manager for a number of registered investment companies, and as the head of the separately managed account business for an asset management firm. Ms. Alexander also has experience serving as an independent corporate board member and audit committee chair.
John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general counsel of a global asset management firm and service as a chairman of the board of registered investment companies and multiple years of service as a Trustee.
Liana Marante: Ms. Marante has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board and as a Trustee.
Arvind Rajan, PhD: Dr. Rajan has extensive experience in investment research and data as cofounder of an investment and markets research firm, international chief investment officer, head of global and macro investing and head of quantitative research and risk management at a global asset manager, and a proprietary trader, co-head of U.S. fixed income strategy, global head of structured credit research, global head of emerging markets quantitative research and strategy and mortgage researcher and modeler at a global investment bank.
Deborah L. Talbot, PhD: Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.
Scott Weiner, PhD: Dr. Weiner has extensive experience in the investment management business, including his roles as global head of quantitative solutions for a global asset management firm, lead portfolio manager for a number of exchange-traded funds, and author of a book on exchange-traded fund portfolio management.
Board Committees
The Board has an Audit Committee, consisting of Ms. Alexander, Ms. Marante and Dr. Weiner, each of whom is an Independent Trustee. Ms. Marante serves as Chairperson of the Audit Committee and is the funds’ designated Audit Committee Financial Expert. All members of the Audit Committee are Independent Trustees and, with respect to the fund, independent under the applicable rule of the exchange on which the fund is listed. The primary responsibilities of the Audit Committee are, as set forth in its charter, are to oversee and monitor the following activities on behalf of the Trust: (1) the accounting and financial reporting policies and practices of the Trust; (2) the internal audit activities to the extent that they affect financial reporting; (3) the internal controls and procedures of service providers to the Trust to the extent that the Audit Committee deems appropriate; (4) the integrity, quality and objectivity of the financial statements of the Trust and the independent audit of those statements; (5) the independent auditors of the Trust, including their qualifications, independence and performance; (6) the process for reviewing the integrity and soundness of the Trust’s internal controls relating to financial reporting; (7) compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls relating to financial reporting and independent audits of the Trust’s financial statements; and (8) such other matters as the Board reasonably shall assign to the Audit Committee from time to time. The Audit Committee met four times during the last fiscal year.

The Board also has a Compliance Committee, consisting of Mr. Carter, Dr. Rajan, Mr. Staples and Dr. Talbot. Mr. Carter and Drs. Rajan and Talbot are Independent Trustees. Mr. Carter serves as Chairperson of the Compliance Committee. The primary responsibilities of the Compliance Committee are: to oversee the funds’ compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the funds’ compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.

The Board also has a Nominating Committee, consisting of Ms. Alexander, Mr. Carter, Ms. Marante, Dr. Rajan, Dr. Talbot and Dr. Weiner, each of whom is an Independent Trustee. The Nominating Committee’s primary responsibilities, as set forth in its charter, are to: (1) identify and recommend for nomination candidates to serve as Trustees who are Independent Trustees; and (2) evaluate and to make recommendations to the full Board regarding potential Board candidates who are Interested Trustees. In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a fund. Shareholders can submit recommendations in writing to the attention of the Chair of the Nominating Committee at an address set forth above. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. Successful candidates must meet several other criteria as set forth in the Nominating Committee charter. The Nominating Committee met six times during the last fiscal year.

The Board also has a Qualified Legal Compliance Committee, consisting of Ms. Alexander, Mr. Carter, Ms. Marante, Dr.Rajan, Dr. Talbot and Dr. Weiner, each of whom is an Independent Trustee. The primary responsibilities of the Qualified Legal Compliance Committee, as set forth in its charter, are to: (1) receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable international or U.S. federal or state securities law, material breach of a fiduciary duty under international or U.S. federal or state law; or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2022 and the rule promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board. The Qualified Legal Compliance Committee meets as necessary, and did not meet during the last fiscal year.
As of the date of this SAI, the fund was new and had not yet issued any shares.
The following table shows the amount of equity securities in all series of the Trust owned by the Trustees as of December 31, 2025:

	Camille Alexander	John Carter	Liana Marante	Arvind Rajan	Christopher Staples	Deborah L. Talbot	Scott Weiner
Aggregate Dollar Range of Securities in the Trust	None	Over $100,000	Over $100,000	None	None	Over $100,000	None

As of the date of this SAI, the Trustees and officers of the Trust, as a group, did not own beneficially or of record any of the outstanding shares of the fund since the fund had not commenced operations as of the date of this SAI. The Trust’s Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. In addition, Delaware law provides that a trustee or other person managing the Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the Trust or any trustee thereof.
Effective January 1, 2026, each Independent Trustee of the Trust who is not an employee of Carillon Tower or its affiliates receives an annual retainer of $127,000 and an additional fee of $8,000 for each combined quarterly meeting of the Trust attended in-person, and 25% of this fee for each combined quarterly meeting of the Trust attended via telephone. For this purpose, the Board considers attendance at regular meetings held by videoconference when in-person meetings are not feasible to constitute in-person attendance at a Board meeting. In addition, each Audit Committee and Compliance Committee member receives $2,000 per meeting (in person or telephonic). The Independent Chair receives an annual retainer of $35,000, the Audit Committee Chairperson receives an annual retainer of $20,000, and the Compliance Committee Chairperson receives an annual retainer of $20,000. Trustees’ fees and expenses are paid by each fund based on its average net assets. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee during the period January 1, 2025, to December 31, 2025. Ms. Alexander, Dr. Rajan, Mr. Staples and Dr. Weiner commenced serving as Trustees on April 24, 2026.
Total Compensation from the Carillon Series Trust Paid to Trustees(a)
Trustee Name	Aggregate Compensation from the Trust/Fund Complex(b)
John Carter	$175,000
Liana Marante	$175,000
Krishna K. Memani (c)	$116,250
Deborah L. Talbot	$190,000
Jerry A. Webman (d)	$155,000

(a) No compensation was paid to the Trustees for attendance at meetings of the Nominating Committee and Board held in connection with the identification and nomination of the nominees.

(b) “Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as investment adviser.
(c) Mr. Memani received compensation from the Trust up to his resignation from the Board on September 6, 2025.
(d) Dr. Webman received compensation from the Trust up to his retirement from the Board on May 21, 2026.
No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.
The following is a list of the Officers of the Trust with their principal occupations and present positions, including any affiliation with Carillon Tower, a principal underwriter or RJF. The address of each Officer is 880 Carillon Parkway, St. Petersburg, FL 33716, and shareholders may contact them directly at such address.
Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
Susan L. Walzer (1967)
Director of Carillon Tower (also d/b/a Raymond James Investment Management), since 2019; Director of Carillon Fund Services, Inc., 2019-2020; Director of Chartwell Investment Partners, LLC, since 2022; Director of Carillon Fund Distributors, Inc., since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower (also d/b/a Raymond James Investment Management), since 2018.

President since March 2021 (Carillon Series Trust) Principal Executive Officer since 2017 (Carillon Series Trust) Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)
Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower (also d/b/a Raymond James Investment Management), since 2018.
Javier Alvarez (1984) Chief Compliance Officer and Secretary since 2025 (Carillon Series Trust)
Vice President of Compliance, RJF, since 2022; Chief Compliance Officer, Eagle Asset Management, Inc., since 2022; Chief Compliance Officer, ClariVest Asset Management LLC, since 2024; Director of Compliance, Carillon Tower (also d/b/a Raymond James Investment Management), 2018-2022; Registered Representative, Carillon Fund Distributors, Inc., since 2018; Registered Representative, Raymond James & Associates, Inc., since 2022.

(a) Officers each serve one year terms.
B.	Control Persons and Principal Holders of Securities

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25%

of the voting securities of the company. The fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.
C.	Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein the Trust has delegated to Carillon Tower, and Carillon Tower has delegated to its Head of Sustainable Investing and Corporate Responsibility, who is the Chair of its Stewardship Committee, the responsibility for voting proxies relating to portfolio securities held by the fund in accordance with the Carillon Tower Advisers Proxy Voting Guidelines (“Proxy Guidelines”) as part of its investment advisory services, subject to the supervision and oversight of Carillon Tower. All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, the fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the fund and its shareholders, taking into account the long-term economic value of the fund’s portfolio securities.
Proxy Voting Services. Carillon Tower has engaged an independent proxy voting service to assist in the voting of proxies. Such service would be responsible for coordinating with the fund’s custodian to ensure that all applicable proxy materials received by the custodian are processed in a timely fashion. The Stewardship Committee Chair is responsible for overseeing and conducting due diligence on proxy voting service providers. The proxy voting service also provides advice on how to vote proxies, the Stewardship Committee members are responsible for determining whether such advice is consistent with the Proxy Guidelines and ensuring that any additional information that may become available regarding a proxy proposal subsequent to receiving the proxy service’s advice is considered in making a voting determination.
Carillon Tower Advisers Proxy Voting Guidelines. The Stewardship Committee is the main body responsible for proxy voting and includes representatives from certain subadvisers as well as fund’s Chief Compliance Officer (“CCO”). Proxy voting issues are evaluated by the Stewardship Committee Chair and members representing the fund’s subadviser for which proxies are being voted. Through this process, proxies will be voted in accordance with the Proxy Guidelines. Every reasonable effort shall be made to vote proxies. However, Carillon Tower is not required to vote a proxy if it is not practicable to do so or if the potential costs or restrictions involved with voting a proxy outweigh the potential benefits to the fund. On the occasion where Stewardship Committee member(s) may recommend a vote contrary to the Proxy Guidelines, the Stewardship Committee Chair must document the rationale behind the recommendation to vote contrary to the Proxy Guidelines.
Conflicts of Interest. The Proxy Policies also address procedures to be used when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, a sub-adviser, the fund’s principal underwriter or other affiliated persons of the fund. Upon the discovery of a conflict of interest, the Chair of the Stewardship Committee will consult with the fund’s CCO to determine a resolution and, after such consultation, the Chair of the Stewardship Committee will document the issue, including how and why the proxy was voted in a particular manner. In addition, Carillon Tower will provide a quarterly report to the Board that includes information as to how each conflict was resolved.
More Information. Information regarding how proxies for the Carillon Family of Funds were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, rjetfs.com, or by accessing the Trust’s most recently filed report on Form N-PX on the Commission’s website at www.sec.gov.

D.	Investment Adviser and Administrator; Subadvisers

Carillon Tower serves as the investment adviser and administrator for the fund. Carillon Tower was organized as a Florida corporation in 2014. All the capital stock of Carillon Tower is owned by RJF. RJF is a diversified financial services holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities brokerage, limited partnerships, options, investment banking, asset management and related fields.
With respect to the fund, Carillon Tower is responsible for managing the fund’s investment and noninvestment affairs, subject to the direction of the fund’s Board. The Trust, on behalf of each of its series, has entered into an Investment Advisory Agreement with Carillon Tower. Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for the fund and determines what securities and other investments will be purchased, retained, sold or loaned by the fund and what portion of such assets will be invested or held uninvested as cash. Carillon Tower also is responsible for effecting transactions for the fund and selecting brokers or dealers to execute such transactions for the fund. Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.
Under separate Subadvisory Agreements (each, a “Subadvisory Agreement”), subject to the direction of Carillon Tower and the Trust’s Board, the following firms provide investment advice and portfolio management services to the fund, as noted, for a fee payable by Carillon Tower:
Subadviser	Fund
ClariVest Asset Management, LLC (“ClariVest”)	RJ ClariVest Capital Appreciation ETF
Tidal Investments LLC (“Tidal”)	RJ ClariVest Capital Appreciation ETF

ClariVest is a wholly-owned subsidiary of Eagle Asset Management, Inc. (“Eagle”). Eagle is a wholly-owned subsidiary of Carillon Tower. ClariVest is responsible for the management of the fund’s portfolio.
Tidal is responsible for trading the fund's portfolio securities and performing related services, providing tax optimization services, assisting in basket creation, reporting and monitoring, and providing portfolio compliance monitoring and reporting. The subadvisory fee rate is 0.02%. Pursuant to a Capital Markets Services Agreement with Carillon Tower, Tidal also provides certain services, including coordinating with the Manager to explore opportunities for securing seed capital from lead market makers, monitoring fund trading spreads and coordinating with liquidity providers to manage them, assisting with large fund executions to mitigate risks, providing training and education on operational matters, including the creation and redemption process, and monitoring fund trading activity to highlight materially adverse execution prices for the Manager. The fee rate for these services is 0.02%. The foregoing fees are paid by Carillon Tower pursuant to the unitary advisory fee. As the fund had not commenced operations prior to the date of this SAI, no fees have been paid to Tidal by Carillon Tower.
The Advisory Agreement and the Subadvisory Agreements were approved by the Board (including all of the Trustees who are not “interested persons” of Carillon Tower or a subadviser, as defined under the 1940 Act) and by the shareholders of the fund in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Carillon Tower, a subadviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the fund.
The Advisory and Subadvisory Agreements automatically terminate on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to the fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by a subadviser. Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of a subadviser upon termination of the Subadvisory Agreements. In the event Carillon Tower ceases to be the investment adviser of the fund or the Distributor ceases to be principal distributor of shares of the fund, the right of the fund to use the identifying name of “Carillon” may be withdrawn.

Carillon Tower and a subadviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the fund or for any losses that may be sustained in the purchase, holding or sale of any security.
Under the Advisory Agreement, Carillon has agreed to pay all expenses of the fund, except for the payments to Carillon under the investment advisory agreement (also known as a “unitary advisory fee”), except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the fund incurred with respect to the acquisition, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) acquired fund fees and expenses; (iv) dividend and interest costs; (v) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vi) the compensation payable to the Manager under the management agreement; (vii) securities lending expenses; (viii) costs of holding shareholder meetings and proxy related expenses; (ix) legal expenses including litigation and indemnification expenses; (x) tax reclaim expenses; (xi) compensation and expenses of counsel to the Independent Trustees and (xii) any extraordinary expenses.
All of the officers of the fund are officers or directors of Carillon Tower or its affiliates. These relationships are described under “Management of the Fund.”
Advisory and Administrative Fees
Because the fund had not commenced operations prior to the date of this SAI, no fees have been paid to Carillon Tower or a subadviser.
Carillon Tower has entered into an administration agreement with the Trust, on behalf of the fund. Under the administration agreement, Carillon Tower provides to the fund certain administrative and clerical services deemed necessary or advisable for the operation of the fund. Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of the fund who are affiliated with Carillon Tower. Carillon Tower pays the salary, fees and expenses of the fund’s Chief Compliance Officer. Carillon Tower oversees the activities of the subadviser, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of Prospectuses, notices, proxy statements and other shareholder or investor communications. Carillon is paid for these services out of the unitary advisory fee under the Advisory Agreement. Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”). Under the sub-administration agreement, Global Fund Services provides the fund certain financial reporting and tax services.
The fund’s current advisory fee rates are as follows:
Fund	Average Daily Net Assets	Rate Charged
RJ ClariVest Capital Appreciation ETF	$0 to $1 billion	0.60%
	Over $1 billion	0.55%
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund. The expense limitations exclude interest, taxes, brokerage commissions, costs related to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees, which may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap. The following table summarizes the expense cap in effect for at least two years from the date of the Conversion.
Fund	Expense Cap
RJ ClariVest Capital Appreciation ETF	0.61%

With respect to ClariVest, the amount of the subadvisory fee paid by Carillon to ClariVest, as applicable, is reduced in proportion the amount of the fees waived and/or expenses reimbursed by Carillon Tower, and Carillon provides to the subadviser the applicable proportion of any recoupment that Carillon receives from the fund. Carillon Tower also may receive payments from the fund’s subadviser for certain marketing and related expenses.
Securities Lending U.S. Bank National Association (USB) serves as securities lending agent for the fund and, in that role, administers the fund’s securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of the fund, and USB (“Securities Lending Agreement”).
As securities lending agent, USB is responsible for the implementation and administration of the fund’s securities lending program. USB’s responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the fund’s behalf, or transferring to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments; and (9) establishing and maintaining records related to the fund’s securities lending activities. Additionally, USB has indemnified the fund for borrower default as it relates to the securities lending program administered by USB.
USB is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement.
Because the fund had not commenced operations prior to the date of this SAI, it has not paid any securities lending fees.
E.	Portfolio Managers

Carillon Tower does not employ any portfolio managers for the fund. For the fund, Carillon Tower has delegated the responsibility for portfolio management to a subadviser. The subadviser has provided information regarding their portfolio managers:

1) ClariVest (RJ ClariVest Capital Appreciation ETF)
ClariVest has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows. This information is provided as of December 31, 2025.
Material Conflicts of Interest: Because portfolio managers manage accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund on the one hand and accounts for other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that he or she manages. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.
Compensation: Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a bonus, and (3) a deferred compensation plan. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and deferred distributions are also influenced by the operating performance of ClariVest.
Bonus calculations are not directly tied to short term investment performance, as we believe the payment of bonuses in that manner is counterproductive to the environment at ClariVest. All members of the investment team are expected to be active contributors to the team, irrespective of whether their engagement primarily benefits the strategies on which they are the named portfolio manager.
A. Ed Wagner, Amanda Freeman, C. Frank Feng, and Todd N. Wolter (RJ ClariVest Capital Appreciation ETF)
As of December 31, 2025, Mr. Wagner is responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	1	$80,359,056
Other accounts	7	$204,304,433
As of December 31, 2025, Ms. Freeman is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	1	$19,697,022
Other pooled investment vehicles	0	$0
Other accounts	10	$496,430,899
As of December 31, 2025, Mr. Feng is responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	2	$301,007
As of December 31, 2025, Mr. Wolter is responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	1	$19,697,022
Other pooled investment vehicles	0	$0
Other accounts	12	$496,973,646
In none of the above “other accounts” is the advisory fee payable to ClariVest based upon the account’s performance and none of the assets managed pay a performance fee.
As of the date of this SAI, Mr. Wagner, Ms. Freeman, Mr. Feng and Mr. Wolter did not own any of the outstanding shares of the fund since the fund had not commenced operations as of the date of this SAI. As of December 31, 2025, Mr. Wagner owned between $100,001 and $500,000 of the Target Fund; Mr. Wolter, Dr. Feng, and Ms. Freeman do not own any shares of the Target Fund.
F.	Portfolio Turnover and Brokerage Practices

The fund may engage in short-term transactions under various market conditions to a greater extent than certain other funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. The fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in the fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
The fund’s portfolio turnover rate for the two most recent fiscal years is not provided because the fund had not commenced operations prior to the date of this SAI.
Carillon Tower or a subadviser, as applicable, is responsible for the execution of the fund’s portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the fund necessarily will be paying the lowest commission or spread available. Rather, the fund will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.

It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, Carillon Tower or the subadviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers. In addition, Carillon Tower or a subadviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or a subadviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to Carillon Tower or a subadviser in connection with services to clients other than the fund. The fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the fund to dealers on the basis of such research services.
Carillon Tower or a subadviser, as applicable, also may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliates of Carillon Tower will not exceed “usual and customary brokerage commissions.” Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
Carillon Tower or the subadviser, as applicable, also may select other brokers to execute portfolio transactions. In the OTC market, the fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained.
The fund may not buy securities from, or sell securities to, an affiliate as a principal transaction. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which an affiliate is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self-regulatory organizations. Payments to affiliates in the preceding table were made to RJF.
Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, the fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, the subadviser and the Distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of the applicable fund to invest in securities that may be owned by the fund, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the Commission.
Securities of Regular Broker-Dealers. The fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the fund’s last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund’s portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund’s portfolio transactions or (3) sold the largest dollar amount of the fund’s securities.

The fund had not commenced operations as of the date of this SAI. Accordingly: no brokerage commissions have been paid by the fund, the fund directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions, and the fund did not hold securities issued by a broker-dealer (or its parent) that one was of the top ten brokers or dealers through which the fund executed transactions or sold shares.
G.	Distribution of Shares

Distribution. Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Quasar” or “Distributor”) is the distributor and principal underwriter of the fund’s shares.
Quasar’s principal address is 190 Middle Street, Suite 301, Portland, ME 04101. Quasar is a registered broker-dealer and is a member of FINRA. Quasar is not affiliated with the Manager, a subadviser or any national securities exchange. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the fund. The Distributor continually distributes shares of the fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the fund’s shares. Shares are continuously offered for sale by the fund through the Distributor only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section. Shares in less than Creation Units are not distributed by the Distributor. Since the fund had not commenced operations prior to the date of this SAI, no underwriting commissions have been paid to, or retained by, the Distributor.
Continuous Offering. The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.
The fund’s investment adviser or its affiliates (the “Selling Shareholder”) may purchase fund shares in secondary market transactions or by placing creation orders with one or more Authorized Participants. Because the Selling Shareholder may be deemed an affiliate of the fund, the shares are being registered to permit the resale by the Selling Shareholder of these fund shares from time to time after purchase. The fund will not receive any proceeds from the resale by the Selling Shareholder of these fund shares.

The Selling Shareholder intends to sell all or a portion of fund shares owned by it and offered hereby from time to time directly to certain broker-dealers who may also be Authorized Participants (as defined below) of the fund at prevailing market prices at the time of the sale or at negotiated prices, and may also hedge such positions. In doing so, the Selling Shareholder may use ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or sell directly to one or more such purchasers in privately negotiated transactions or through any other method permitted by applicable law.
The Selling Shareholder and any broker-dealer or agents participating in the distribution of fund shares may be deemed to be “underwriters” in connection with such distribution. In such event, any commissions paid to any such broker-dealer or agent and any profit from the resale of fund shares purchased by them may be deemed to be underwriting commissions or discounts under the 1933 Act.
The Selling Shareholder who may be deemed an “underwriter” will be subject to the applicable prospectus delivery requirements of the 1933 Act. The Selling Shareholder has informed the fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute fund shares. Upon the fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of fund shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this statement of additional information will be filed, if required, pursuant to Rule 497 under the 1933 Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of fund shares involved, (iii) the price at which such fund shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the fund’s prospectus and statement of additional information, and (vi) other facts material to the transaction.
The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the 1934 Act, which may limit the timing of purchases and sales of any of fund shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of fund shares to engage in market-making activities with respect to fund shares. All of the foregoing may affect the marketability of the fund shares and the ability of any person or entity to engage in market-making activities with respect to the fund shares. There is a risk that the Selling Shareholder may redeem its investments in the fund or otherwise sell its fund shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the fund and its shares.
Exchange Listing and Trading. A discussion of exchange listing and trading matters associated with an investment in the fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The shares of the fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from the fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of the fund will continue to be met. The Exchange may, but is not required to, remove the shares of the fund from listing if, among other matters: (i) the Exchange becomes aware that the fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (ii) the fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of the fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the fund from listing and trading upon termination of the fund. Trading prices of shares on the Exchange may differ from the fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares.
As in the case of other stocks traded on the Exchange, broker commissions on purchases or sales of shares in market transactions will be based on investors’ negotiated commission rates.
The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund.
Book Entry Only System. The information below supplements and should be read in conjunction with the Prospectus, and is provided by the Depository Trust Company.
The Depository Trust Company (“DTC”), will act as securities depository for the fund’s shares (in this section, the “Securities”). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Security certificate will be issued for the Securities, in the aggregate principal amount of such issue, and will be deposited with DTC.
DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments (from over 100 countries) that DTC’s participants (“Direct Participants” or “DTC Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, NSCC (as defined below) and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC’s records. The ownership interest of each actual purchaser of each Security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of

Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.
To facilitate subsequent transfers, all Securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of Securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to Securities unless authorized by a Direct Participant in accordance with DTC’s Money Market Instrument Procedures. Under its usual procedures, DTC mails an omnibus proxy (“Omnibus Proxy”) to the Trust as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Trust or its agent, on payable date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC, the Trust’s agent, or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the Trust or its agent, disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the Trust’s tender agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant’s interest in the Securities, on DTC’s records, to the Trust’s tender agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC’s records and followed by a book-entry credit of tendered Securities to the Trust’s tender agent’s DTC account.

DTC may discontinue providing its services as depository with respect to the Securities at any time by giving reasonable notice to the Trust or its agent. Under such circumstances, in the event that a successor depository is not obtained, Security certificates are required to be printed and delivered.
The Trust may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that the Trust believes to be reliable, but the Trust takes no responsibility for the accuracy thereof.
H.	Payments to Intermediaries

Carillon Tower and/or one or more of its corporate affiliates (collectively, the “Affiliates”) may make cash payments to intermediaries in connection with the promotion and sale of shares of funds. Affiliates make these payments from their own resources. Such payments constitute what it sometimes referred to as “revenue sharing.” Such fees may also include the payment of a lump sum or fixed amount. In certain cases, the payments may be subject to certain minimum payment levels.
The categories of cash payments described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services. The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary, the number of accounts serviced by the financial intermediary that invest in the fund, redemption rates, the financial intermediary’s ability to attract and retain assets, the financial intermediary’s reputation, the level and/or type of shareholder-related services, marketing assistance and educational activities provided by the financial intermediary, the financial intermediary’s level of participation in the funds’ sales and marketing programs, the financial intermediary’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the funds for which these payments are provided.
In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.
Revenue Sharing Payments. Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds, or for services rendered in connection with fund/investment selection and monitoring. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest for the intermediaries. For example, these financial incentives may cause the intermediaries to recommend a fund over other investments.

Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses of the fund disclosed in the Prospectus and do not change the price paid by investors for the purchase of the fund’s shares or the amount received by a shareholder as proceeds from the sale of shares of the fund. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary’s funds sales system, placing funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force, conferences and meetings or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
Revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. Affiliates may make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically are not expected to exceed 0.25% of average annual assets. Affiliates also may make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. Affiliates may make payments, out of their own assets, to those financial intermediaries as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more funds or that make fund shares available through certain selected no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Such payments may apply to employee benefit plans, such as retirement plans, or fee-based advisory programs, and may also apply to retail sales and assets in certain situations.
Services for which a financial intermediary receives payments may include, but are not limited to, record keeping, reporting or transaction processing, shareholder communications and other account administration services, services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. A financial intermediary may perform such services itself or may arrange with a third party to perform such services.
Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the fund. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. Affiliates may make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship. Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to
•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,

•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and

•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients’ accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the fund with respect to those assets.
In certain cases the payments described above could be significant to the financial intermediary, and/or could establish contractual obligations on the part of such financial intermediaries to provide the Carillon Family of Funds, Carillon or the Affiliates, or their clients, with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such financial intermediaries’ platforms, programs or products. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.
IX.	CREATION AND REDEMPTION OF CREATION UNITS

General. The Trust issues and redeems shares of the fund only in Creation Units on a continuous basis through the Transfer Agent, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day”, as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, but may be closed at other times. When a holiday observed by the Exchange falls on a Saturday, the Exchange will not be open for business on the preceding Friday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.
Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. In its discretion, the Board or the Manager, as the Board’s delegate, establishes the number of shares in a Creation Unit and reserves the right to increase or decrease the number of the fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Creation Units may be purchased and redeemed only by or through (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“CNS System”) of the National Securities Clearing Corporation (“NSCC”) (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant that has entered into an authorized participant agreement with the Transfer Agent (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the authorized participant agreement and any handbook governing the Authorized Participants (collectively, the “AP Agreement”). Investors who are not Authorized Participants must make appropriate arrangements with an

Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an AP Agreement with the Transfer Agent and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, orders placed through an Authorized Participant may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Transfer Agent.
Investors who are not Authorized Participants may purchase and sell shares of the fund through an Authorized Participant or on the secondary market.
Because the investments of the fund may trade on days that the Exchange is closed or are otherwise not Business Days for the fund, shareholders may not be able to purchase or redeem their shares of the fund, or purchase or sell shares of the fund on the Exchange, on days when the NAV of the fund could be significantly affected by events in the relevant non-U.S. markets.
An investor in the fund, including an Authorized Participant, a lead market maker or other third party investor (including a separately managed account or a private fund managed by a subadviser) or an affiliate of the fund or Carillon may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the fund (a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares. Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Custom Baskets. The Basket of securities comprising a Fund Deposit and a Fund Redemption (each, as defined below) may be representative of the fund’s portfolio holdings; or the fund may utilize Custom Baskets provided that certain conditions are met. A “Custom Basket” is (i) a basket that is composed of a non-representative selection of the fund’s portfolio holdings, (ii) a representative Basket that is different from the initial Basket used in transactions on the same Business Day, or (iii) a Basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of Baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Manager or its affiliate, and/or subadviser who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Manager or subadviser (as applicable) may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a Basket are consistent with the fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the fund and/or Authorized Participant(s), as applicable; (3) whether and to what extent to utilize cash in the Basket, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the Custom Basket increases the liquidity of the fund’s portfolio, noting that a Custom Basket may not be accepted which adversely affects the liquidity position of the fund’s portfolio when other Basket options exist; (5) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading in Fund shares; and (6) with respect to index-based strategies, whether the securities, assets and other positions aid the fund to track its underlying index. The policies and procedures apply different criteria to different types of Custom Baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.
Purchases of Creation Units. The consideration for the purchase of Creation Units of the fund consists of an in-kind deposit of a designated portfolio of securities (“Deposit Securities”) or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Basket”) and the “Cash Component,” which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Basket. Together, the Deposit Basket and the Cash Component constitute the “Fund Deposit.”
The Custodian makes available through the NSCC on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the required number of shares of each Deposit Security and/or Deposit Cash, as applicable, in the Deposit Basket, and the estimated amount of the Cash Component to be included in the current Fund Deposit. Such Fund Deposit will normally be applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the fund until such time as the next-announced Fund Deposit is made available. The means by which the Deposit Basket and Cash Component are to be delivered by the Authorized Participant to the fund are set forth in the AP Agreement, except to the extent the Transfer Agent and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.
The identity and number of shares of the Deposit Securities change pursuant to, among other matters, changes in the composition of the fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the fund’s Index, if any.
Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.
The Manager or subadviser (as applicable), on behalf of the fund, may convert subscriptions that are made in whole or in part in cash, including Deposit Cash, into the relevant foreign currency (as necessary) prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of the fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the fund invests any cash received in foreign investments.
Placement of Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Transfer Agent or its agent an irrevocable order in proper form to purchase the fund’s shares (a “Purchase Order”). Such Purchase Order must be received by the Transfer Agent or its agent no later than the cut-off time designated by the fund (the “Cutoff Time”) on any Business Day to receive the applicable day’s NAV. Investors who are not Authorized Participants and seek to place a Purchase Order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the Purchase Order to the Transfer Agent by the Cutoff Time on the applicable Business Day. Custom Purchase Orders, if accepted by the fund, must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.
The AP Agreement sets forth the different methods whereby Authorized Participants can submit Purchase Orders. A Purchase Order is considered to be in proper form if a request in a form satisfactory to the fund is (1) received by the Transfer Agent from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the Purchase Order are properly followed.
Creation Unit Purchase Orders must be transmitted by an Authorized Participant by a method acceptable to the Transfer Agent. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Transfer Agent and an Authorized Participant. Purchase Orders to create shares of the fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when a foreign market in which the fund may invest are closed may not be accepted or may be charged the maximum transaction fee; and those purchasing Creation Units will bear the risk of changes in the value of the fund’s investments and the currency exchange rate between the time they place their order and the time that the fund invests any cash received in such markets. The Transfer Agent, in its discretion, may permit the submission of Purchase Orders and requests by or through an Authorized Participant via communication through the facilities of a proprietary website maintained for this purpose. A Purchase Order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.
Acceptance of Orders for, and Issuance of, Creation Units. All questions as to whether a Purchase Order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the fund and the fund’s determination shall be final and binding.
The fund reserves the right to reject or revoke acceptance of a Purchase Order, for any reason, provided that such action is not in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the fund may reject or revoke acceptance of a Purchase Order including, but not limited to, when (i) the Purchase Order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the fund Deposit is not legally required or would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the fund, the Transfer Agent, the subadviser and the Manager make it impracticable to process Purchase Orders. The Transfer Agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such Purchase Orders. The fund, the Custodian, the sub-custodian and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the fund at the sub-custodian(s). If the fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the Purchase Order may be rejected.
The fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the fund’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent.
In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the fund reserves the right to settle these transactions on a net basis or, in its sole discretion, to require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.
Once the fund has accepted a Purchase Order, upon the next determination of the NAV of the shares, the fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will then be transmitted to the Authorized Participant that placed the Purchase Order. Creation Units typically are settled within one business day, subject to certain exceptions. However, the fund reserves the right to settle Creation Unit transactions on a different basis, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.
Creation Transaction Fees. A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.
The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses.
The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:
Fund	STANDARD TRANSACTION FIXED FEE (In Kind)	STANDARD TRANSACTION FIXED FEE (In Cash)	MAXIMUM VARIABLE TRANSACTION FEE*
RJ ClariVest Capital Appreciation ETF	$300	$300	3.00%
* As a percentage of the value of the Creation Unit(s) purchased.
The Manager may adjust the transaction fees from time to time based on actual experience. Redemptions of Creation Units. The consideration paid by the fund for the redemption of Creation Units consists of an in-kind basket of designated securities (“Redemption Securities”) or cash for all or any portion of such securities (“Redemption Cash”) (collectively, the “ETF Fund Securities” or “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the fund Securities. Together, the fund Securities and the Cash Component constitute the “Fund Redemption.”
The Custodian normally makes available through NSCC on each Business Day, prior to the opening of regular trading on the Exchange, a complete list of the fund’s portfolio holdings, and may also make available through NSCC the list of names and the number of shares of each Redemption Security and/or

Redemption Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Redemption. Such Fund Redemption is applicable, subject to any adjustments as described below, for redemptions of Creation Units of the fund until such time as the next-announced Fund Redemption is made available. The delivery of Fund shares will be settled through the DTC system. The means by which Fund Securities and Cash Component are to be delivered to the Authorized Participant by the fund are set forth in the AP Agreement, except to the extent the Transfer Agent and the Authorized Participant otherwise agree. The identity and number of shares of the Redemption Securities change pursuant to, among other matters, changes in the composition of the fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the fund’s investments and may not be the same as the Deposit Securities.
Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of Fund Securities as Redemption Cash plus or minus the same Cash Component.
The Manager or a subadviser, as applicable, on behalf of the fund, may sell investments denominated in foreign currencies and convert such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, including Redemption Cash. Those redeeming Creation Units of the fund bear the risk associated with changes in the currency exchange rate between the time they place their Redemption Order and the time that the fund converts any investments into U.S. dollars.
Placement of Redemption Orders. To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Transfer Agent or its agent an irrevocable order in proper form to redeem shares of the fund (a “Redemption Order”). Such Redemption Order must be received by the Transfer Agent or its agent no later than the cut-off time designated by the fund (the “Cutoff Time”) on any Business Day to receive the applicable day’s NAV. Investors who are not Authorized Participants and seek to place a Redemption Order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the Redemption Order to the Transfer Agent by the Cutoff Time on the applicable Business Day. Custom Redemption Orders, if accepted by the fund, must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.
The AP Agreement sets forth the different methods whereby Authorized Participants can submit redemption requests. A redemption request is considered to be in proper form if a request in a form satisfactory to the fund is (1) received by the Transfer Agent from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the Redemption Order, such as, in the case of Redemption Orders submitted through the Transfer Agent’s (as defined below) website, the completion of all required fields, and provided that instructions as set forth in the AP Agreement are properly followed.
Redemption Orders must be transmitted by an Authorized Participant by a method acceptable to the Transfer Agent. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions to an Authorized Participant. Redemption Orders to redeem shares of the fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the fund may invest are closed may be charged the maximum transaction fee; and those redeeming Creation Units will bear the risk of changes in the value of the fund’s investments and the currency exchange rate between the time they price their order and the time that the fund is able to convert its investments to cash in such markets. The Transfer Agent, in its discretion, may permit the submission of Redemption Orders by or through an Authorized Participant via communication through a proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the next-calculated NAV.
Acceptance of Orders for, and Redemption of, Creation Units. All questions as to whether a Redemption Order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by the fund and the fund’s determination shall be final and binding.
The Fund reserves the absolute right to reject a Redemption Order if the Redemption Order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Transfer Agent will notify the Authorized Participant of such rejection, but the fund, Custodian, sub-custodian and Transfer Agent shall not be liable for any failure to give such notification.
The payment by the fund of Fund Securities, including Redemption Securities and/or Redemption Cash, as applicable, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected.
To the extent contemplated by the AP Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking may be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 115% of the value of the missing shares, which the Trust may change from time to time. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement will permit the Trust, on behalf of the fund, to purchase the missing Fund shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Redemption Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Redemption Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Redemption Securities in such jurisdiction, the Trust may in its sole discretion elect to redeem shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.
In addition, because redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws, the fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund cannot lawfully deliver specific Redemption Securities or cannot do so without first registering the security under such laws.
Once the fund has accepted a Redemption Order, upon the next determination of the NAV of the shares, the fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the Redemption Order. Deliveries of redemption proceeds by the fund typically are settled within one business day, but may be made up to seven days later, particularly in stressed market conditions. The Fund reserves the right to settle redemption transactions up to 15 days later to accommodate non-U.S. market holiday schedules (see “Postponement of Redemptions” below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.
In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the fund reserves the right to settle these transactions on a net basis or, in its sole discretion, to require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.
Redemption Transaction Fees. A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.
The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Redemption Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.
The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:
Fund	STANDARD TRANSACTION FIXED FEE (In Kind)	STANDARD TRANSACTION FIXED FEE (In Cash)	MAXIMUM VARIABLE TRANSACTION FEE*
RJ ClariVest Capital Appreciation ETF	$300	$300	2.00%
* As a percentage of the value of the Creation Unit(s) redeemed.
The Manager may adjust the transaction fees from time to time based on actual experience.
Taxation on Creation and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Postponement of Redemptions. For every occurrence of one or more intervening holidays in applicable non-U.S. markets, the redemption settlement cycle may be extended by the number of days of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement cycle. In no event will the settlement cycle be longer than 15 calendar days.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the fund’s shareholders.
X.	ADDITIONAL SERVICES TO THE FUND

Transfer Agent and Fund Accounting Services. U.S. Bancorp Global Fund Services, with its principal place of business at 615 East Michigan Street, Third Floor, Milwaukee, WI 52302, is the transfer and dividend disbursing agent (“Transfer Agent”), fund accountant and shareholder servicing agent for the fund. These fees are paid by Carillon Tower pursuant to the unitary advisory fee.
Equiniti Trust Company, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005, will serve as stock transfer agent for the fund.
Custodian. U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of the fund’s assets. The custodian also serves as the fund’s securities lending agent and provides portfolio accounting and certain other services for the fund.  These fees are paid by Carillon Tower pursuant to the unitary advisory fee.
Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the fund.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607 is the independent registered public accounting firm for the fund.
Potential Liability
Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations. The Trust’s Agreement and Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.
Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof. The Agreement and Declaration of Trust of the Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust’s Agreement and Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.

APPENDIX A
INVESTMENT TYPES GLOSSARY
Equity Securities:
Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Money Market Instruments. The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. The fund may also invest in shares of one or more money market funds, as described below. There may also be times when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the fund may invest are:
(1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;
(2) certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;
(3) commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by the fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;
(4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;
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(5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and
(6) repurchase agreements secured by issues of the U.S. Treasury or U.S. Government and other collateral acceptable to the Advisor.
Exchange-Traded Funds (“ETFs”) and Closed-End Funds. Closed-end funds and ETFs trade like stocks on major stock exchanges. Many ETFs are index funds. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs and closed-end funds can be purchased throughout the normal trading day and the market price of the ETFs and closed-end fund shares may trade at a discount to their NAV. The shares of closed-end funds may involve the payment of substantial premiums to, and may sell at substantial discounts to, the value of the portfolio securities.
Preferred Stock. A preferred stock blends some of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Real Estate Investment Trusts (“REITs”). Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Master Limited Partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners).
Warrants and Rights. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
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Debt Securities:
Debt Securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.
Corporate Debt Obligations. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Fixed and Floating Rate Loans. Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). These investments are considered to be investments in debt securities.
Foreign Debt Securities. A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).
Investment Grade/Lower Rated Securities:
Investment Grade Securities. Investment grade securities include securities rated BBB or above by Standard & Poor’s (“S&P”), Baa or above by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or above by Fitch Ratings Ltd. (“Fitch”) or, if unrated, are deemed to be of comparable quality by the fund’s portfolio managers. Securities may be rated by other nationally recognized statistical rating organizations (“NRSROs”) and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the fund’s portfolio investment processes. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.
A subadviser performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, a subadviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by a subadviser on an ongoing basis. For these securities, a subadviser uses its own credit analysis to assign ratings in categories similar to those of S&P
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or Moody’s. The use of similar categories is not an indication that a subadviser’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. Government are not rated, but are treated by the fund as being rated AAA and Aaa for credit quality purposes.
Lower Rated / High Yield Securities. Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager. These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.
Variable- or Floating-Rate Securities:
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the fund may consider that instrument’s maturity to be shorter than its stated maturity.
Municipal Obligations:
Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. The fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
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Short-Term Money Market Instruments:
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.
Bank Time Deposits. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Certificates of Deposit (“CDs”). CDs available for investment by the fund are issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.
Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements. A repurchase agreement is a transaction in which the fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.
U.S. Government and Zero Coupon Securities:
U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.
Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds. Zero coupon and step coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.
Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.
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Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.
Foreign Securities Exposure:
Depositary Receipts. Sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.
EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.
Euro/Yankee Bonds. The fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).
Foreign Securities. The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets including emerging markets.
American Depositary Receipts (“ADRs”):
Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.
ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”). A sponsored facility is established jointly by the issuer of the underlying security and a depositary whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description. Certain financial instruments (“Derivatives”), including futures contracts (sometimes referred to as “futures”) and options, may be used to attempt to hedge the fund’s investment portfolio as discussed below.
Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s investment portfolio. Thus, in a short hedge, the fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged.
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Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivatives on indices may be used to hedge broad market sectors.
Options:
Options may include options on securities, equity and debt indices and currencies.
Characteristics of Options Trading. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Futures:
Guidelines and Characteristics of Futures Trading. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge. Futures contracts can also be purchased and sold to attempt to enhance income or yield.
Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, the fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where the fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in securities at that time because of concern as
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to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Combined Transactions. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Illiquid and Restricted Securities:
Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Not all restricted securities are deemed illiquid.
Index Securities:
Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
When-Issued and Delayed Delivery Transactions:
These transactions involve a commitment by the fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction.

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APPENDIX B
SHORT-TERM RATINGS
The rating services’ descriptions of commercial paper ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Ratings
Credit Ratings are assigned on Moody’s rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.
Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short- term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of S&P Global Ratings’s Short-Term Issue Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned to certain instruments may diverge from these guidelines based on market practices.
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Note: Dual Ratings. Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Description of Fitch’s Short-Term Issuer Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality assigned by Fitch’s national scale.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.
Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
LONG-TERM RATINGS
The rating services’ descriptions of corporate debt ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings
Moody’s long-term rating scale are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality by Moody’s national scale, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and are subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of S&P Global Ratings’s Long-Term Issue Credit Ratings
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
•	Likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation, and the promise S&P Global Ratings imputes; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of Fitch’s Long-Term Issuer Credit Ratings
Rated entities in Several sectors, including financial and non-financial corporations, sovereigns, insurance companies and some sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality assigned by Fitch’s national scale.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Very low margin for safety.
Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or, for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the formal announcement by the issuer or their agent of a distressed debt exchange; or
c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
d. execution of a distressed debt exchange on one or more material financial obligations.
D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.